    As filed with the Securities and Exchange Commission on September 20, 2006
                           1940 Act File No. 811-21685
================================================================================
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-2

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |X|
                               Amendment No. 2                               |X|

                      HATTERAS MULTI-STRATEGY FUND I, L.P.
               (Exact Name of Registrant as Specified in Charter)
                               8816 SIX FORKS ROAD
                                    SUITE 107
                          RALEIGH, NORTH CAROLINA 27615
                    (Address of Principal Executive Offices)
                                 (919) 846-2324
                         (Registrant's Telephone Number)
                                DAVID B. PERKINS
                               8816 SIX FORKS ROAD
                                    SUITE 107
                          RALEIGH, NORTH CAROLINA 27615
                     (Name and Address of Agent for Service)

                                    COPY TO:
                             MICHAEL P. MALLOY, ESQ.
                           DRINKER BIDDLE & REATH LLP
                                ONE LOGAN SQUARE
                              18TH & CHERRY STREETS
                           PHILADELPHIA, PA 19103-6996
                                  215-988-2700

CONFIDENTIAL MEMORANDUM                     DATED   September 20, 2006


                      Hatteras Multi-Strategy Fund I, L.P.
                          Limited Partnership Interests


IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY UPON THEIR OWN EXAMINATION OF HATTERAS MULTI-STRATEGY FUND I, L.P. (THE "FUND") AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE LIMITED PARTNERSHIP INTERESTS ("INTERESTS") OF THE FUND HAVE NOT BEEN REGISTERED WITH OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER FEDERAL OR STATE GOVERNMENTAL AGENCY OR REGULATORY AUTHORITY OR ANY NATIONAL SECURITIES EXCHANGE. NO AGENCY, AUTHORITY OR EXCHANGE HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL MEMORANDUM OR THE MERITS OF AN INVESTMENT IN THE INTERESTS OF THE FUND OFFERED HEREBY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TO ALL INVESTORS

INTERESTS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. INTERESTS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, AND ARE NOT GUARANTEED BY ANY BANK. INTERESTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE FULL AMOUNT INVESTED.

INTERESTS OF THE FUND WHICH ARE DESCRIBED IN THIS CONFIDENTIAL MEMORANDUM, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE OFFERING CONTEMPLATED BY THIS CONFIDENTIAL MEMORANDUM WILL BE MADE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, FOR OFFERS AND SALES OF SECURITIES WHICH DO NOT INVOLVE ANY PUBLIC OFFERING, AND ANALOGOUS EXEMPTIONS UNDER STATE SECURITIES LAWS.

THIS CONFIDENTIAL MEMORANDUM SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF INTERESTS OF THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OR SALE. NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS CONCERNING THE FUND THAT ARE INCONSISTENT WITH THOSE CONTAINED IN THIS CONFIDENTIAL MEMORANDUM. PROSPECTIVE INVESTORS SHOULD NOT RELY ON ANY INFORMATION NOT CONTAINED IN THIS CONFIDENTIAL MEMORANDUM OR THE EXHIBITS HERETO.

THIS CONFIDENTIAL MEMORANDUM IS INTENDED SOLELY FOR THE USE OF THE PERSON TO WHOM IT HAS BEEN DELIVERED FOR THE PURPOSE OF EVALUATING A POSSIBLE INVESTMENT BY THE RECIPIENT IN THE INTERESTS DESCRIBED HEREIN, AND IS NOT TO BE REPRODUCED OR DISTRIBUTED TO ANY OTHER PERSONS (OTHER THAN PROFESSIONAL ADVISORS OF THE PROSPECTIVE INVESTOR RECEIVING THIS DOCUMENT). NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THE INVESTOR (AND EACH EMPLOYEE, REPRESENTATIVE, OR OTHER AGENT OF SUCH INVESTOR) MAY DISCLOSE TO ANY AND ALL PERSONS, WITHOUT LIMITATION OF ANY KIND, THE TAX TREATMENT AND TAX STRUCTURE OF (i) THE FUND AND (ii) ANY TRANSACTIONS DESCRIBED HEREIN, AND ALL MATERIALS OF ANY KIND (INCLUDING OPINIONS OR OTHER TAX ANALYSES) THAT ARE PROVIDED TO THE INVESTOR RELATING TO SUCH TAX TREATMENT AND TAX STRUCTURE.

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS CONFIDENTIAL MEMORANDUM AS LEGAL, TAX OR FINANCIAL ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OR HER OWN PROFESSIONAL ADVISORS AS TO THE LEGAL, TAX, FINANCIAL OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN THE FUND FOR SUCH INVESTOR.

THESE SECURITIES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF THE FUND, THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                           FOR GEORGIA RESIDENTS ONLY

THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE
SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

The Fund and the Master Fund. Hatteras Multi-Strategy Fund I, L.P. (the "Fund") is a Delaware limited partnership that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's investment objective is to generate consistent long-term appreciation and returns across all market cycles. To achieve its objective, the Fund will provide its limited partners (each, a "Partner" and together, the "Partners") with access to a broad range of investment strategies and asset categories, trading advisors ("Advisors") and overall asset allocation services typically available on a collective basis to larger institutions through an investment of substantially all of its assets in Hatteras Master Fund, L.P., a Delaware limited partnership (the "Master Fund"), which is also registered under the 1940 Act and has the same investment objective as the Fund. Although it is not required to do so, the Master Fund will seek to allocate the proceeds among at least 20 Advisors, generally through investments in a wide range of investment vehicles ("Advisor Funds") managed by the Advisors.

Investment Manager. The Master Fund is managed by Hatteras Investment Partners LLC (the "Investment Manager"), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Investment Manager's main business address is 8816 Six Forks Road, Suite 107, Raleigh, NC 27615, Telephone (919) 846-2324, Facsimile
(919) 846-3433. As of June 30, 2006, the Investment Manager had approximately $276 million of assets under management.

The General Partner. The General Partner of the Fund is Hatteras Investment Management LLC, a Delaware limited liability company. The General Partner is also the general partner of the Master Fund. The General Partner currently serves and may in the future serve as general partner of other registered investment companies and/or unregistered investment funds. The General Partner is an affiliate of the Investment Manager. The General Partner retains all rights, duties and powers to manage the affairs of the Fund that may not be delegated under Delaware law, and that are not otherwise delegated by the General Partner to the board of directors (the "Board," and each director, a "Director") or contractually assumed by the Investment Manager. The General Partner is responsible for, among other things, acting as tax matters partner.

The General Partner, to the fullest extent permitted by applicable law, has irrevocably delegated to the Board its rights and powers to monitor and oversee the business affairs of the Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Fund's business. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, the Investment Manager or any committee of the Board. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the directors of an investment company organized as a corporation and registered under the 1940 Act. The Directors, in their capacities as such, are not general partners of, or investment advisers to, the Fund.

The General Partner will not be registered with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool operator pursuant to an exemption from registration in CFTC Rule 4.13(a)(3). The Fund will not trade commodity interests directly and the Master Fund will allocate no more than 50% of its assets to Advisor Funds that trade commodity interests.

For convenience, reference to the Fund may include the Master Fund as the context requires. Also, the Master Fund's investments may be referred to as investments with Advisors or Advisor Funds.

Investment Program. The Fund was formed to allow investors to participate in a professionally managed portfolio of alternative investments. To achieve its objective, the Fund will, through its investment in the Master Fund, diversify investment strategies and use Advisors that are typically available on a collective basis to larger institutions. The Investment Manager primarily pursues the Master Fund's and the Fund's objective by investing the Master Fund's assets with Advisors either by becoming a participant in an Advisor Fund or, to the extent permitted by applicable law, by placing assets in an account directly managed by the Advisor (each, an "Advisor Account"). Generally, the Investment Manager intends to select Advisors who utilize one or more of six investment strategies: Opportunistic Equity, Enhanced Fixed Income, Absolute Return, Private Equity, Real Estate and Energy/Natural Resources. However, the Investment Manager may also retain Advisors who utilize other strategies. These investments may be accomplished in various ways including direct investments and indirect investments such as through derivative transactions including swaps and options. Although it is not required to do so, the Investment Manager anticipates that the Master Fund will typically utilize at least 20 different Advisors. The Investment Manager is responsible for determining the amount of assets to be allocated to each Advisor and for reallocating assets among new and existing Advisors.

The Master Fund may invest, via the Advisor Funds or Advisor Accounts, in a wide range of U.S. and non-U.S. equity and debt securities, commodities and other financial and investment interests, including, without limitation, securities and other financial instruments issued or guaranteed by the U.S. government or federal agency or instrumentality, or by a non-U.S. government, agency or instrumentality, such other financial instruments including floating rate instruments, equity interests (including, without limitation, common and preferred stock, warrants, options, convertible stock and restricted securities), other asset backed securities collateralized by high yield bank loans and bonds, individual collateralized high yield bank loans, corporate debt instruments (including convertible debt instruments), repurchase and reverse repurchase agreements, securities lending agreements, futures contracts, spot and forward contracts, options, swaps, and hybrid, synthetic and derivative instruments. Through the Advisor Funds and Advisor Accounts, or to the extent permitted by applicable law, through co-investment opportunities alongside Advisor Funds, the Master Fund may also make private equity investments, and may also invest in real estate or natural resources, or in securities representing an interest in real estate or natural resources.

The Fund's performance is dependent upon the ability of the Investment Manager to select Advisor Funds and Advisor Accounts in which the Master Fund will invest, the aggregate performance of the Advisors and the allocation of the Master Fund's assets among the Advisors, as well as the individual selection of securities and commodities and the investment allocations made by the Advisors.

Lack of Trading Market. The Interests will not be listed on any securities exchange, and there is no assurance that any secondary market will develop for the Interests.

Limited Operating History. The Fund is a recently formed entity and has limited operating history upon which investors can evaluate past performance. There can be no assurance that the Fund will meet its investment objective. The Master Fund has a limited operating history.

Restrictions on Transfer. The Interests may not be transferred without first obtaining the consent of the Fund, and may not be transferred unless the transfer meets the relevant provisions of the Amended and Restated Limited Partnership Agreement of the Fund. Transferees must meet the eligibility requirements applicable to investors at the time of transfer, e.g., they must be "Qualified Clients," as defined herein.

Investing in the Interests of the Fund involves a high degree of risk. See "Risk Factors" beginning on page 9.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS CONFIDENTIAL MEMORANDUM IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE GENERAL PARTNER (AS SUCH TERM IS DEFINED IN THE CONFIDENTIAL MEMORANDUM) HAS CLAIMED AN EXCLUSION FROM THE DEFINITION OF THE TERM "COMMODITY POOL OPERATOR" UNDER THE COMMODITY EXCHANGE ACT, AS AMENDED (THE "CEA") AND, THEREFORE, IS NOT SUBJECT TO REGISTRATION AS A COMMODITY POOL OPERATOR UNDER THE CEA.

Placement Agents. Each entity or person that enters into a non-exclusive placement agency agreement ("Placement Agreement") with the Fund is referred to herein as a "Placement Agent." CapFinancial Partners, LLC, an affiliate of the Investment Manager and the Fund, currently serves as a non-exclusive Placement Agent for the Fund pursuant to a Placement Agreement. RBC Dain Rauscher, Inc., Morgan Stanley & Co., Incorporated, Morgan Stanley DW, Inc., The Strategic Financial Alliance, Inc., and Morgan Keegan & Co., Inc. also currently serve as Placement Agents for the Fund pursuant to Placement Agreements. The Fund may enter into additional Placement Agreements in the future without notifying Partners. The Board may terminate any Placement Agent upon 30 days' prior written notice. With the approval of the Board, a Placement Agent may delegate any of its duties, functions or powers as Placement Agent to unaffiliated parties who will act as sub-placement agents for the Fund. Placement Agents will be entitled to a placement fee of up to 2.00%, as more fully described in this Confidential Memorandum. The fees payable to Placement Agents pursuant to Placement Agreements are subject to reduction over time to the extent required by applicable regulations or the requirements of the National Association of Securities Dealers, Inc. In addition, the General Partner and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the Placement Agents) from time to time in connection with the placement of Interests and/or the servicing of Interest holders. These payments will be made out of the General Partner's and/or affiliates' own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Interests in the Fund over other investment options.

Investor Qualifications and Purchase Terms. Interests are generally offered only to investors who have a net worth of more than $1,500,000 (for natural persons) or total assets in excess of $5,000,000 (for companies), and who otherwise meet the investor qualification standards. The minimum initial investment is $100,000 (including the applicable placement fee) and the minimum additional investment is $25,000 (including the applicable placement fee). The General Partner may waive the minimum investment amount for its professional staff (e.g., portfolio managers and traders) and others in its sole discretion. Prospective investors will be required to complete a subscription agreement in order to acquire Interests. See "Investor Qualifications."

The Investment Manager will have responsibility for selecting Advisors to the Master Fund and determining the portion of the Master Fund's assets to be allocated to each Advisor. It will consider various criteria in selecting Advisors, including among others: the historical investment performance of the Advisor; its reputation and experience; the effectiveness of its risk management systems; its adherence to its stated investment philosophy; the quality and stability of the Advisor's organization; and whether key personnel of the Advisor have substantial investments in the Advisor's investment program.

Operating Expenses. The Fund will bear its own operating expenses (including, without limitation, its organizational expenses) and a pro rata portion of the operating expenses of the Master Fund.

Management Fee. The Master Fund will pay the Investment Manager a management fee ("Management Fee") at an annual rate of 1.00%, payable monthly, in arrears, based upon the Master Fund's net assets as of month end. Although the Fund will not pay any direct investment management or advisory fee, other than the performance allocation described below, the Fund will bear, as a result of its investment in the Master Fund, its allocable portion of the Management Fee charged to the Master Fund.

Performance Allocation. The General Partner will be allocated a performance allocation that is equal to 10% of the excess of the new net profits of the Fund (calculated annually or upon the withdrawal of Interests of the Fund by a Partner) over the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year of the Fund (the "Performance Allocation").

Administration Fee. In consideration for administrative services, the Master Fund will pay UMB Fund Services, Inc., the Master Fund's administrator (the "Administrator"), a monthly administration fee (the "Administration Fee"). The Administration Fee will be paid to the Administrator out of the Master Fund's assets, which will decrease the net profits or increase the net losses of the Fund because the fee will be partially and indirectly borne by the Fund as an investor in the Master Fund. The Administrator also provides certain services to the Fund, including, without limitation, taxation services. The Fund will be charged directly for such services.

Investor Servicing Fee. In consideration for investor services, the Fund will pay Hatteras Investment Partners, LLC (in such capacity, the "Servicing Agent") an investor servicing fee at the annual rate of 0.75% of the net asset value of the Interests beneficially owned by customers of the Servicing Agent or any service provider who has entered into a service provider agreement with the Servicing Agent. The investor servicing fees payable to the Servicing Agent will be borne by all Partners of the Fund pro rata. The Servicing Agent may waive (to all investors on a pro-rata basis) or pay to third parties all or a portion of any such fees in its sole discretion.

Profit and Loss. The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of investments) will be credited to or debited against the capital accounts of the Partners at the end of each Accounting Period (as defined in "Capital Accounts and Allocations") in accordance with their respective "investment percentages" as of the start of such period. Each Partner's investment percentage will be determined by dividing, as of the start of an Accounting Period, the Partner's capital account balance by the sum of the balances of the capital accounts of all Partners of the Fund, as adjusted for any capital contributions and repurchases of Interests as of the beginning of such Accounting Period. See "Capital Accounts and Allocations."

Distributions. It is expected that distributions will generally not be made to Partners. However, the Board has the right to cause distributions to be made in cash or in-kind to the Partners in its sole discretion. WHETHER OR NOT DISTRIBUTIONS ARE MADE, EACH PARTNER WILL BE REQUIRED EACH YEAR TO PAY APPLICABLE FEDERAL, STATE AND LOCAL INCOME TAXES ON ITS ALLOCABLE SHARE OF THE FUND'S TAXABLE INCOME.

Borrowing; Use of Leverage. The Master Fund may leverage its investments with the Advisors by "borrowing." Borrowings will be subject to the 300% asset coverage requirement of the 1940 Act. In addition, the strategies implemented by the Advisors typically are leveraged. The use of leverage increases both risk and profit potential. The Investment Manager may use various methods to leverage investments, including (i) borrowings, (ii) swap agreements or other derivative instruments, (iii) employing certain Advisors (many of which trade on margin and do not generally need additional capital in order to increase the level of the positions they acquire for it) to trade notional equity in excess of the equity actually available in their accounts or (iv) a combination of these methods. It is expected that the use of leverage will generate unrelated business taxable income, or "UBTI," and the Fund will not be available to charitable remainder trusts or other tax-exempt entities (except to the extent a tax-exempt entity is an investor in an entity that becomes a Partner). See "Certain Tax Considerations" in the Statement of Additional Information.

Repurchase Offers. In order to provide a limited degree of liquidity to the Partners, the Fund intends to make tender offers generally on a quarterly basis to repurchase approximately 5% of its Interests (but in no event to exceed the repurchase of more than 20% of its Interests per quarter) at their net asset value determined as of approximately March 31, June 30, September 30 and December 31, as applicable (each such date, a "Valuation Date"). A Partner that participates in a repurchase offer with a Valuation Date occurring prior to the end of the 12th month of its admission to the Fund may be subject to a penalty payable to the Fund equal to 5% of the amount requested to be repurchased, to be netted against withdrawal proceeds. The minimum value of a repurchase is $50,000, subject to the discretion of the General Partner to allow otherwise.

Partners tendering Interests for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 65 days prior to the date of repurchase by the Fund. Partners who tender may not have all of the tendered Interests repurchased by the Fund. The Fund may elect to repurchase less than the full amount that a Partner requests to be repurchased. If a repurchase offer is oversubscribed, the Fund will repurchase only a pro rata portion of the amount tendered by each Partner.

The Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Interests.

A Partner who tenders some but not all of its Interests for repurchase will be required to maintain a minimum capital account balance of $100,000. Such minimum capital account balance requirement may be waived by the Investment Manager, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Partner so that the required capital account balance is maintained.

Additional Sales of Interests. The Fund currently intends to accept initial and additional subscriptions of Interests as of the first business day of each calendar month or at such other times as may be determined by the General Partner. The General Partner may discontinue accepting subscriptions for Interests at any time. Any amounts received in connection with a subscription for Interests will be promptly placed in an escrow account with UMB Fund Services, Inc., as the Fund's escrow agent, prior to their investment in the Fund.

This Confidential Memorandum concisely provides the information that a prospective investor should know about the Fund before investing. Partners are advised to read this Confidential Memorandum carefully and to retain it for future reference.

The Interests are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Partners should rely only on the information contained in this Confidential Memorandum. The Fund has not authorized anyone to provide Partners with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. Partners should not assume that the information provided by this Confidential Memorandum is accurate as of any date other than the date on the front of this Confidential Memorandum.

Partners should read this Confidential Memorandum, which contains important information about the Fund, before deciding whether to invest in the Interests, and should retain this Confidential Memorandum for future reference. A Statement of Additional Information, dated September 20, 2006 (the "Statement of Additional Information"), containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Confidential Memorandum, which means that it is part of this Confidential Memorandum for legal purposes. Persons may request a free copy of the Statement of Additional Information, the table of contents of which is on page 59 of this Confidential Memorandum, by calling (888) 363-2324 or by writing to UMB Fund Services, Inc., P.O. Box. 2175, Milwaukee, Wisconsin 53201-2175, or obtain a copy (and other information regarding the Fund) from the SEC's web site (http://www.sec.gov).





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                                TABLE OF CONTENTS

Summary........................................................................1

Risk Factors...................................................................9

Use of Proceeds...............................................................17

Management of the Fund and Fees...............................................18

Repurchase Offers.............................................................23

Repurchase Procedures.........................................................25

Transfers of Interest.........................................................26

Calculation of Net Asset Value................................................27

Taxes.........................................................................31

ERISA Plans and Other Tax-Exempt Entities.....................................40

Capital Accounts and Allocations..............................................40

Investor Qualifications.......................................................41

Investment Objective and Strategies...........................................42

Overview of Investment Process................................................55

Due Diligence and Selection of Advisors.......................................56

Table of Contents of the Statement of Additional Information..................59

                                     SUMMARY

This is only a summary. This summary does not contain all of the information that Partners should consider before investing in the Fund. Partners should review the more detailed information contained in this Confidential Memorandum dated September 20, 2006 that has been filed with the Securities and Exchange Commission (the "SEC"), especially the information set forth under the heading "Risk Factors."


The Fund and the Interests                           Hatteras  Multi-Strategy  Fund I,  L.P.  (the  "Fund")  is a
                                                     closed-end,  management  investment company,  organized as a
                                                     Delaware limited  partnership on November 23, 2004. The Fund is  non-diversified,  which means that under the  Investment
                                                     Company Act of 1940,  as amended (the "1940 Act"),  the Fund is not limited in the amount of assets that it may invest in any  single  issuer  of  securities.  The Fund  will  invest substantially  all of its assets in  Hatteras  Master  Fund,
                                                     L.P., a Delaware  limited  partnership  (the "Master Fund"), which is also registered under the 1940 Act.

The General Partner                                  Hatteras  Investment  Management  LLC,  a  Delaware  limited liability company, serves as the general partner of the Fund and the Master Fund (in each case,  the "General  Partner").
                                                     The General Partner has  irrevocably  delegated to the Board its rights and powers to monitor and  oversee  the  business affairs of the Fund,  including  the complete and  exclusive authority to oversee and  establish  policies  regarding the management, conduct and operation of the Fund's business.

Investment Objective and Strategy                    The Master  Fund has the same  investment  objective  as the
                                                     Fund, which is to generate consistent long-term appreciation and  returns  across  all  market  cycles.  To  achieve  its objective,  the Fund will  invest  substantially  all of its investable assets in the Master Fund, which uses a number of
                                                     independent  trading  advisors   ("Advisors")   selected  by
                                                     Hatteras  Investment Partners LLC, the investment manager of
                                                     the  Master  Fund  (the  "Investment  Manager"),   that  are
                                                     typically   available  on  a  collective   basis  to  larger
                                                     institutions.  Generally,  the Investment Manager intends to select Advisors that collectively  employ widely diversified investment  strategies  (e.g.  allocate  to  a  spectrum  of alternative  investments)  and engage in such  techniques as
                                                     Opportunistic  Equity,   Enhanced  Fixed  Income,   Absolute
                                                     Return,  Private  Equity,  Real  Estate  and  Energy/Natural
                                                     Resources.  However,  the Investment Manager may also retain
                                                     Advisors who utilize other strategies.

                                                     The  Investment   Manager   primarily   pursues  the  Fund's
                                                     objective by investing  the Master  Fund's  assets with each
                                                     Advisor  either by becoming a  participant  in an investment vehicle operated by the Advisor (each, an "Advisor Fund") or by  placing  assets in an  account  directly  managed by the
                                                     Advisor (each, an "Advisor Account").  These investments may
                                                     be   accomplished   in  various   ways,   including   direct
                                                     investments  and  indirect  investments,   such  as  through
                                                     derivative   transactions  (including  swaps  and  options).
                                                     Although it is not required to do so, the Investment Manager anticipates that the Fund will typically utilize at least 20 different  Advisors.  The Investment  Manager is responsible for determining the amount of assets to be allocated to each
                                                     Advisor and for  reallocating  assets among new and existing
                                                     Advisors.

                                                     The Fund,  through its  investment  in the Master Fund,  may invest in a wide range of U.S. and non-U.S.  equity and debt securities,  commodities  and other financial and investment interests,  including,  without  limitation,  securities and other financial instruments issued or guaranteed by the U.S.
                                                     government or a federal agency or  instrumentality,  or by a
                                                     non-U.S. government,  agency or instrumentality.  Such other financial  instruments  include  floating rate  instruments, equity interests (including,  without limitation, common and preferred stock,  warrants,  options,  convertible stock and
                                                     restricted   securities),   other  asset  backed  securities
                                                     collateralized   by  high   yield   bank  loans  and  bonds,
                                                     individual  collateralized high yield bank loans,  corporate debt instruments  (including  convertible debt instruments), as well as  repurchase  and reverse  repurchase  agreements, securities lending agreements,  futures contracts,  spot and forward contracts, options, swaps, and hybrid, synthetic and derivative instruments.

The Investment Manager                               As  Investment  Manager,  Hatteras  Investment  Partners LLC
                                                     provides  day-to-day  investment  management services to the
                                                     Master Fund.  Its principal  place of business is located at
                                                     8816 Six Forks Road, Suite 107, Raleigh, NC 27615, Telephone
                                                     (919) 846-2324,  Facsimile  (919)  846-3433.  The Investment
                                                     Manager is registered as an investment  adviser with the SEC under the  Investment  Advisers Act of 1940, as amended (the
                                                     "Advisers Act").  As of June 30,  2006,  approximately  $276
                                                     million  of  assets  were  under  the   management   of  the
                                                     Investment Manager. For further information,  see Part II of
                                                     Form ADV of the Investment Manager,  which is available upon request to the Investment Manager at (888) 363-2324.

Management Fee                                       The Master Fund will pay the Investment Manager a management fee ("Management  Fee") at an annual rate of 1.00%,  payable monthly in arrears,  based upon the Master Fund's net assets as of month end.  Although  the Fund will not pay any direct investment  management  or advisory fee, the Fund will bear, as a  result  of its  investment  in the  Master  Fund,  its allocable  portion  of the  management  fee  charged  to the
                                                     Master Fund.

Performance Allocation                               The General  Partner is allocated a  performance  allocation equal to 10% of the  amount by which net new  profits of the
                                                     Interests  of the Fund  exceed  the  non-cumulative  "hurdle amount,"  which  is  calculated  as of the  last  day of the preceding  calendar  year of the Fund at a rate equal to the yield-to-maturity  of the  90  day  U.S.  Treasury  Bill  as reported  by the Wall Street  Journal for the last  business
                                                     day  of  the  preceding   calendar  year  (the  "Performance
                                                     Allocation").  The Performance Allocation is made on a "peak to peak," or "high  watermark"  basis,  which means that the
                                                     Performance  Allocation is made only with respect to new net profits.  If the Fund has a net loss in any period  followed by a net profit, no Performance Allocation will be made with respect to such subsequent  appreciation until such net loss has been  recovered.  See  "Management of the Fund and Fees"
                                                     for the details of such calculations.

Fees of Advisors                                     Advisors will charge the Master Fund  asset-based  fees, and
                                                     certain   Advisors   will  also  be   entitled   to  receive
                                                     performance-based   fees  or  allocations.   Such  fees  and
                                                     performance-based  compensation  are in addition to both the fees  that are  charged  by the  Investment  Manager  to the
                                                     Master Fund and  allocated  to the Fund and the  Performance
                                                     Allocation  charged by the  General  Partner.  Moreover,  an investor  in the  Fund  bears a  proportionate  share of the expenses  of the Master  Fund and the Fund and,  indirectly, similar expenses of the Advisor Funds. Investors could avoid the additional level of fees and expenses at the Master Fund and Fund level by investing directly with the Advisor Funds, although  access to many  Advisor  Funds may be  limited  or unavailable.

The Administrator                                    UMB Fund  Services,  Inc.  (the  "Administrator")  serves as administrator  to the Fund and the Master Fund,  pursuant to
                                                     separate   administration   agreements.   Pursuant   to  the
                                                     administration  agreements,  the  Board  has  delegated  the day-to-day  administration  responsibilities of the Fund and the  Master  Fund to the  Administrator.  The Board has also authorized the  Administrator  to implement the policies and procedures governing the Fund and the Master Fund, including the  procedures  for  processing  subscription  requests and repurchase requests.

                                                     In consideration for administrative services provided to the
                                                     Master Fund,  the Master Fund will pay the  Administrator  a monthly  administration fee (the "Administration  Fee"). The
                                                     Administration  Fee will be paid to the Administrator out of the  Master  Fund's  assets,  which  will  decrease  the net profits or increase  the net losses of the Fund  because the fee will be partially and indirectly borne by the Fund as an investor  in the  Master  Fund.  The  Fund  will be  charged
                                                     directly  for  certain  services   provided  to  it  by  the
                                                     Administrator, including taxation services.

Borrowing, Use of Leverage                           The  Master  Fund  may  leverage  its  investments  with the
                                                     Advisors  by  "borrowings".   In  addition,  the  strategies
                                                     implemented by the Advisors typically are leveraged. The use of leverage  increases both risk and profit  potential.  The
                                                     Investment  Manager may cause the Master Fund to use various methods to leverage  investments,  including (i) borrowings,
                                                     (ii) swap agreements or other derivative instruments,  (iii)
                                                     employing  certain  Advisors  (many of which trade on margin and do not  generally  need  additional  capital in order to increase the level of the positions  they acquire for it) to trade  notional  equity  in excess  of the  equity  actually available in their  accounts or (iv) a combination  of these methods.  The Investment  Manager  expects that under normal
                                                     business   conditions   the  Master  Fund  will   utilize  a
                                                     combination of the leverage methods described above.

                                                     The  Master  Fund and the Fund are  subject  to the 1940 Act requirement  that an  investment  company  satisfy  an asset coverage requirement of 300% of its indebtedness,  including amounts  borrowed,  measured  at  the  time  the  investment
                                                     company  incurs  the   indebtedness   (the  "Asset  Coverage
                                                     Requirement").  This  means that at any given time the value of the Master  Fund's or Fund's total  indebtedness  may not exceed  one-third  the value of its total assets  (including such indebtedness). These limits do not apply to the Advisor
                                                     Funds and,  therefore,  the Master  Fund's  portfolio may be exposed to the risk of highly leveraged  investment programs of certain  Advisor Funds.  The Asset  Coverage  Requirement will apply to borrowings by Advisor Accounts,  as well as to other transactions by Advisor Accounts that can be deemed to result in the creation of a "senior security."

Investor Qualifications                              Interests  will be sold only to  investors  who  complete  a
                                                     Subscription  Agreement,  where  they  represent  that  they satisfy the investor  qualifications.  Generally,  investors must be "accredited  investors"  and "qualified  clients" as those terms are defined under applicable  federal securities laws.  A natural  person  must have a net worth in excess of
                                                     $1,500,000,  or $1,000,000 and have at least $750,000 of his or  her  assets  under  the  investment  management  of  the
                                                     Investment  Manager or its  affiliates,  and a company  must have total assets in excess of $5,000,000. Certain employees of the  Investment  Manager  and  its  affiliates  may  also acquire Interests.  In addition,  Interests are offered only to investors that are U.S.  persons for U.S.  federal income tax purposes.

The Offering                                         The  Fund  is  offering  Interests  through  solicitors  and placement agents (each, a "Placement Agent").  Partners must purchase  at least  $100,000  of  Interests  (including  any applicable placement fee). The minimum additional investment by existing Partners is $25,000 of Interests  (including any applicable placement fee). The General Partner may waive the minimum  investment amount for its professional staff (e.g., portfolio  managers  and  traders)  and  others  in its sole discretion.

                                                     Placement  Agents  (who may be  affiliated  with the General
                                                     Partner)  have been  retained to assist in the  placement of
                                                     Interests  and are entitled to a placement  fee, paid to the
                                                     Placement  Agent of the Interests,  of 2.00% for investments in the amount of $100,000 to $499,999, 1.50% for investments in  the  amount  of  $500,000  to  $999,999  and  1.00%  for
                                                     investments  of  $1,000,000  or  more.   Under  a  right  of
                                                     accumulation  offered  by  the  Fund,  the  amount  of  each additional  investment  in the  Fund  by a  Partner  will be
                                                     aggregated   with  the  amount  of  the  Partner's   initial
                                                     investment  and  any  other  additional  investments  by the
                                                     Partner in  determining  the  applicable  placement fee. The right of  accumulation  also applies to  investments  in the
                                                     Fund by a  Partner's  spouse  and  investments  for  certain related  accounts.  The placement fee will be applied by one of two methods,  as determined by the  applicable  Placement
                                                     Agent.  The Placement  Agent may: (1) have the placement fee deducted from the amount provided,  so that for example,  if the investor  provides  $100,000,  $2,000 will  generally be deducted as a placement  fee and $98,000 will be invested in the Fund;  or (2) treat the placement fee as an addition to, and not a deduction from, the subscription  amount; so that, for example,  if the investor  invests $100,000 in the Fund, the investor  will  generally be charged a $2,000  placement fee in addition to the $100,000 invested.  The placement fee does not constitute a capital contribution made by a Partner to the Fund or part of the assets of the Fund. The placement fee may be waived or reduced  for certain  investors  at the
                                                     sole  discretion  of  the  applicable   Placement  Agent  in
                                                     consultation  with the General Partner and is expected to be waived, without limitation,  for the General Partner and its
                                                     affiliates  and  their   respective   directors,   partners,
                                                     principals,  officers  and  employees as well as for certain other strategic investors.

Investor Servicing Fee                               In consideration  for investor  services,  the Fund will pay
                                                     Hatteras  Investment  Partners,  LLC (in such capacity,  the
                                                     "Servicing  Agent") an investor  servicing fee at the annual rate  of  0.75%  of the net  asset  value  of the  Interests beneficially  owned by customers of the  Servicing  Agent or any service provider who has entered into a service provider agreement with the Servicing Agent.  The investor  servicing fees  payable  to the  Servicing  Agent will be borne by all
                                                     Partners of the Fund pro rata. The Servicing Agent may waive
                                                     (to all  investors  on a pro rata  basis) or pay to  service providers all or a portion of the investor  servicing fee in its sole discretion.

Distribution Policy                                  It is expected that distributions will generally not be made to  Partners.  However,  the  Board  has the  right to cause distributions  to be made in cash or in-kind to the Partners in its sole  discretion.  Whether or not  distributions  are made,  each  Partner  will  be  required  each  year  to pay applicable  federal,  state  and local  income  taxes on its allocable share of the Fund's taxable income.

Closed-End Structure                                 The Fund  has  been  organized  as a  closed-end  management investment  company.  Closed-end  funds differ from open-end management  investment  companies  (commonly known as mutual funds) in that beneficial owners of a closed-end fund do not have the right to redeem their Interests on a daily basis.

Repurchase Offers                                    In order to  provide a limited  degree of  liquidity  to the
                                                     Partners,  the Fund  intends  to conduct  repurchase  offers quarterly  with a Valuation  Date (as  defined  below) on or about March 31,  June 30,  September  30 and  December 31 of each year,  provided that it is in the best interests of the
                                                     Fund and the  Partners to do so. In each  repurchase  offer, the Fund intends to offer to repurchase  approximately 5% of its  Interests  at their net asset  value  determined  as of approximately  March 31, June 30,  September 30 and December
                                                     31, as applicable (each, a "Valuation  Date"), so long as no more than 20% of the Interests are  repurchased per quarter.
                                                     If the value of Interests  tendered for  repurchase  exceeds the value the Fund  intended  to  repurchase,  the Fund will repurchase  Interests  on a pro rata  basis,  and  tendering
                                                     Partners  will  not have  all of  their  tendered  Interests repurchased by the Fund. See "Repurchase Offers."

Additional Sales of Interests                        The  Fund   currently   accepts   initial   and   additional
                                                     subscriptions  of Interests as of the first  business day of each calendar month through such date or at such other times as may be  determined  by the General  Partner.  The General
                                                     Partner  may   discontinue   accepting   subscriptions   for
                                                     Interests at any time.  Any amounts  received in  connection with a subscription for Interests will be promptly placed in an  escrow  account  with UMB Fund  Services,  Inc.,  as the
                                                     Fund's escrow agent,  prior to their investment in the Fund.
                                                     See   "Investor   Qualifications   -  Additional   Sales  of
                                                     Interest."

Risk Factors                                         An  investment  in  the  Fund  involves  substantial  risks, including  the risk that the entire  amount  invested may be lost.  The Fund,  through its investment in the Master Fund, allocates  its  assets to  Advisors  and  invests in Advisor
                                                     Funds and Advisor Accounts that invest in and actively trade securities,  commodities  and  other  financial  instruments using a variety of strategies and investment techniques that may involve significant risks.  Various other types of risks
                                                     are  also   associated  with  an  investment  in  the  Fund,
                                                     including  risks relating to the fund of funds  structure of
                                                     the  Master  Fund,  risks  relating  to  the   master-feeder
                                                     structure,  risks relating to compensation  arrangements and risks relating to the limited liquidity of the Interests.

                                                     Accordingly,  the Fund should be  considered  a  speculative investment,  and you  should  invest in the Fund only if you can sustain a complete loss of your investment. Past results of the  Investment  Manager or its principals or the Fund or the Advisors are not indicative of future results. See "Risk
                                                     Factors."




                                  RISK FACTORS

All investments carry risks to some degree. AN INVESTMENT IN THE FUND INVOLVES SUBSTANTIAL RISKS, INCLUDING THE RISK THAT THE ENTIRE AMOUNT INVESTED MAY BE LOST. The Fund, through the Master Fund, allocates its assets to Advisors and invests in Advisor Funds (or opens Advisor Accounts) that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other types of risks are also associated with an investment in the Fund, including risks relating to the fund of funds structure of the Master Fund, risks relating to the master-feeder structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of the Interests.

GENERAL RISKS

LIMITED OPERATING HISTORY. The Fund and the Master Fund are recently organized and have a limited operating history. However, personnel of the Investment Manager have experience in managing private investment funds that invest in unregistered investment companies or separate accounts whose investment advisers are hedge fund managers. In addition, the Investment Manager may serve as investment manager for other registered closed-end investment companies and pooled investment vehicles, not registered with the SEC, that also invest through the Master Fund. Nonetheless, the Fund may not succeed in meeting its objective, and the Fund's net asset value may decrease.

LACK OF OPERATING HISTORY OF ADVISOR FUNDS. Certain Advisor Funds may be newly formed entities that have no operating histories. In such cases, the Investment Manager may evaluate the past investment performance of the applicable Advisors or of their personnel. However, this past investment performance may not be indicative of the future results of an investment in an Advisor Fund. Although the Investment Manager, its affiliates and their personnel have considerable experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, the Fund's investment program should be evaluated on the basis that there can be no assurance that the Investment Manager's assessments of Advisors, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and the Fund's net asset value may decrease.

MASTER/FEEDER STRUCTURE. The Master Fund may accept investments from other investors (including other feeder funds), in addition to the Fund. The Master Fund currently has other investors that are feeder funds managed by the Investment Manager, and it may have additional investors in the future, including feeder funds managed by the Investment Manager or an affiliate thereof. Because each feeder fund can set its own transaction minimums, feeder-specific expenses, and other conditions, one feeder fund could offer access to the Master Fund on more attractive terms, or could experience better performance, than another feeder fund. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund will have more voting power than the Fund over the operations of the Master Fund. If other feeder funds tender for a significant portion of their interests in a repurchase offer, the assets of the Master Fund will decrease. This could cause the Fund's expense ratio to increase to the extent contributions to the Master Fund do not offset the cash outflows.

DEPENDENCE ON THE INVESTMENT MANAGER AND THE ADVISORS. The Investment Manager will invest assets of the Master Fund through the Advisors, and the Investment Manager has the sole authority and responsibility for the selection of the Advisors. The success of the Master Fund depends upon the ability of the Investment Manager to develop and implement investment strategies that achieve the investment objective of the Fund and the Master Fund, and upon the ability of the Advisors to develop and implement strategies that achieve their investment objectives. Partners will have no right or power to participate in the management or control of the Fund, the Master Fund or the Advisor Funds, and will not have an opportunity to evaluate the specific investments made by the Advisor Funds or the Advisors, or the terms of any such investments.

CONTROL POSITIONS. Advisor Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Advisor Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved in a manner adverse to the Advisor Funds, the Advisor Funds likely would suffer losses on their investments.

NON-DIVERSIFIED STATUS. The Fund is "non-diversified" under the 1940 Act. That means that the Fund is not subject to limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer, market segment or Advisor Fund. The Fund's net asset value may therefore experience greater volatility than that of an investment company that is subject to such limitations. This policy gives the Fund more flexibility to invest in the obligations of a single borrower or issuer than if it were a "diversified" fund.

INDUSTRY CONCENTRATION RISK. Advisor Funds generally are not subject to industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry or group of related industries. Although the Fund does not believe it is likely to occur given the nature of its investment program, it is possible that, at any given time, the assets of Advisor Funds in which the Master Fund has invested will, in the aggregate, be invested in a single industry or group of related industries constituting 25% or more of the value of their combined total assets. However, because these circumstances may arise, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at some times be invested, indirectly through investments the Master Fund makes in the Advisor Funds, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Advisor Funds are not generally required to provide current information regarding their investments to their investors (including the Fund). Thus, the Fund and the Investment Manager may not be able to determine at any given time whether or the extent to which Advisor Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry.

REPURCHASE OFFERS. The Fund will offer to purchase only a small portion of its Interests (generally each quarter), and there is no guarantee that Partners will be able to sell all of the Interests that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund will repurchase only a pro rata portion of the Interests tendered by each Partner. The potential for proration may cause some investors to tender more Interests for repurchase than they wish to have repurchased.

The Fund's assets consist primarily of its interest in the Master Fund. Accordingly, the Fund will be required to liquidate a portion of its interest in the Master Fund in order to fund repurchases.

The Fund's repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been. Such a decrease may therefore force the Master Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Master Fund and cause its expense ratio to increase. In addition, because of the limited market for the Master Fund's private equity, real estate and venture capital investments, the Master Fund may be forced to sell its more liquid securities in order to meet cash requirements for repurchases. This may have the effect of substantially increasing the Master Fund's ratio of illiquid investments to liquid investments for the remaining investors.

Payment for repurchased Interests may require the Master Fund to liquidate portfolio holdings earlier than the Investment Manager would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Master Fund's portfolio turnover. The Investment Manager intends to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

If a Partner tenders all of its Interests (or a portion of its Interests) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the Partner after the date on which the repurchase offer terminates. However, although the amount payable to the Partner will be based on the value of the Master Fund's assets as of the repurchase date, the value of Interests that are tendered by Partners generally will not be determined until a date approximately one month later. Thus, a Partner will not know its repurchase price until after it has irrevocably tendered its Interests.

LIMITED LIQUIDITY; IN-KIND DISTRIBUTIONS. Interests in the Fund provide limited liquidity since Partners will not be able to redeem Interests on a daily basis because the Fund is a closed-end fund. In addition, with very limited exceptions, Interests are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Fund. Interests in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment.

The Fund expects to distribute cash to the Partners for Interests that are repurchased. However, there can be no assurance that the Fund will have sufficient cash to pay for Interests that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Interests. Advisor Funds may be permitted to redeem their interests in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest in the Master Fund, the Master Fund may liquidate certain holdings in Advisor Funds. The Advisor Funds may pay the Fund redemption proceeds in securities that are illiquid or difficult to value. In these circumstances, the Investment Manager would seek to dispose of these securities in a manner that is in the best interests of the Fund. The Fund does not intend to make in-kind distributions to the Partners.

In addition, in extreme cases, the Fund may not be able to complete repurchases if the Master Fund is unable to repurchase a portion of the Fund's interests in the Master Fund due to the Master Fund's holding of illiquid investments.

RELIANCE ON KEY PERSONNEL OF THE INVESTMENT MANAGER. The Fund's ability to identify and invest in attractive opportunities is dependent upon the Investment Manager. If one or more of the key individuals leaves the Investment Manager, the Investment Manager may not be able to hire qualified replacements at all, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

ABSENCE OF LIABILITY. Subject to any limitations imposed by the Federal securities laws, neither the General Partner nor the Investment Manager shall be liable to the Fund or any of the Partners for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

ANTI-MONEY LAUNDERING. If the Fund, the Investment Manager or any governmental agency believes that the Fund has sold Interests to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, Investment Manager or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of Interests. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases with prior notice to the investor.

CONFLICTS OF INTEREST. The Investment Manager and its affiliates, as well as many of the Advisors and their respective affiliates, provide investment advisory and other services to clients other than the Fund, the Master Fund, Advisor Funds and Advisor Accounts. In addition, investment professionals associated with the Investment Manager or Advisors may carry on investment activities for their own accounts and the accounts of family members (collectively with other accounts managed by the Investment Manager and its affiliates, "Other Accounts"). As a result of the foregoing, the Investment Manager and Advisors will be engaged in substantial activities other than on behalf of the Master Fund and the Fund and may have differing economic shares in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between the Master Fund, the Fund and Other Accounts.

However, it is the policy of the Investment Manager, and generally, the Investment Manager believes it is also the policy of the Advisors, that investment decisions for the Master Fund, Advisor Funds, Advisor Accounts and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage and that investment transactions and opportunities be fairly allocated among their clients, including the Master Fund, the Fund and Advisor Funds.

DELAYED SCHEDULE K-1S. It is unlikely that the Fund will be able to provide final Schedules K-1 to Partners for any given fiscal year until significantly after April 15 of the following year. The General Partner will endeavor to provide Partners with estimates of the taxable income or loss allocated to their investment in the Fund on or before such date, but final Schedule K-1s will not be available until later than April 15. Partners will be required to obtain extensions of the filing date for their income tax returns at the Federal, state and local levels.

LEGAL, TAX AND REGULATORY. Legal, tax and regulatory changes could occur that may materially adversely affect the Fund. For example, the regulatory and tax environment for derivative instruments in which Advisors may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Fund and the ability of the Fund to pursue its trading strategies. Similarly, the regulatory environment for leveraged investors and for hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or hedge funds may materially adversely affect the ability of the Fund to pursue its investment objective or strategies. Increased regulatory oversight and other legislation or regulation relating to hedge fund managers, hedge funds and funds of hedge funds could result. Such legislation or regulation could pose additional risks and result in material adverse consequences to the Advisor Funds or the Fund and/or limit potential investment strategies that would have otherwise been used by the Advisors or the Fund in order to seek to obtain higher returns.

Certain tax risks associated with an investment in the Fund are discussed in "TAXES" in this Confidential Memorandum and in "Certain Tax Considerations" in the Statement of Additional Information.

SPECIAL RISKS OF FUND OF FUNDS STRUCTURE

NO REGISTRATION. Advisor Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Master Fund will not have the benefit of various protections afforded by the 1940 Act with respect to its investments in Advisor Funds. Although the Investment Manager expects to receive information from each Advisor regarding its investment performance and investment strategy on a regular basis, in most cases the Investment Manager has little or no means of independently verifying this information. An Advisor may use proprietary investment strategies that are not fully disclosed to the Investment Manager, which may involve risks under some market conditions that are not anticipated by the Investment Manager. In addition, many Advisors will not be registered as investment advisers under the Advisers Act in reliance on certain exemptions from registration under that Act. In such cases, Advisors will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.

MULTIPLE LEVELS OF FEES AND EXPENSES. Although in many cases investor access to the Advisor Funds may be limited or unavailable, an investor who meets the conditions imposed by an Advisor Fund may be able to invest directly with the Advisor Fund. By investing in Advisor Funds indirectly through the Fund and the Master Fund, the investor bears asset-based fees and performance-based fees and allocations. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund and the Master Fund (including organizational and private placement expenses, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Advisor Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in an Advisor Fund directly or in a closed-end fund which did not utilize a "fund of funds" structure.

Certain of the Advisor Funds may be subject to a performance-based fee or allocation, irrespective of the performance of other Advisor Funds and the Fund generally. Accordingly, an Advisor to an Advisor Fund with positive performance may receive performance-based compensation from the Advisor Fund, and thus indirectly from the Fund and its Partners, even if the Fund's overall performance is negative. Generally, fees payable to Advisors of the Advisor Funds will range from 1% to 2% (annualized) of the average net asset value ("NAV") of the Fund's investment. In addition, certain Advisors charge an incentive allocation or fee generally ranging from 10% to 20% of an Advisor Fund's net profits, although it is possible that such ranges may be exceeded for certain Advisors. The performance-based compensation received by an Advisor also may create an incentive for that Advisor to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the Advisor without independent oversight.

INVESTMENT MANAGERS INVEST INDEPENDENTLY. The Advisors generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Advisors do, in fact, hold such positions, the Master Fund's portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. Furthermore, it is possible that from time to time, various Advisors selected by the Investment Manager may be competing with each other for the same positions in one or more markets. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

LIQUIDITY CONSTRAINTS OF ADVISOR FUNDS. Since the Master Fund may make additional investments in or effect withdrawals from an Advisor Fund only at certain times pursuant to limitations set forth in the governing documents of the Advisor Fund, the Fund from time to time may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest and may have to borrow money to repurchase Interests. The Master Fund may not be able to withdraw its investment in an Advisor Fund promptly after it has made a decision to do so. This may adversely affect the Fund's investment return or increase the Fund's expenses.

Advisor Funds may be permitted to redeem their interests in-kind. Thus, upon the Master Fund's withdrawal of all or a portion of its interest in an Advisor Fund, it may receive securities that are illiquid or difficult to value. See "Calculation of Net Asset Value." In these circumstances, the Investment Manager would seek to dispose of these securities in a manner that is in the best interests of the Fund and does not intend to distribute securities to Partners.

ADVISOR ACCOUNT ALLOCATIONS. Subject to applicable law, the Master Fund may on occasion allocate its assets to an Advisor by retaining the Advisor to manage an Advisor Account for the Master Fund, rather than invest in an Advisor Fund. It is possible, given the leverage at which certain of the Advisors will trade, that the Master Fund could lose more in an Advisor Account that is managed by a particular Advisor than the Master Fund has allocated to such Advisor to invest. This risk may be avoided if the Master Fund, instead of retaining an Advisor to manage a separate account comprised of a designated portion of the Fund's assets, creates a separate investment vehicle for which an Advisor will serve as general partner and in which the Master Fund will be the sole limited partner. Use of this structure, however, involves various expenses, and there is no requirement that separate investment vehicles be created for Advisor Accounts. Advisor Accounts will be subject to the investment policies and restrictions of the Master Fund, as well as the provisions of the 1940 Act and the rules thereunder (including, without limitation, the approval of the Advisor in accordance with the 1940 Act).

VALUATION OF ADVISOR FUNDS. The valuation of the Master Fund's investments in Advisor Funds is ordinarily determined based upon valuations calculated by the Administrator, based on information provided by the Advisors of such Advisor Funds. Although the Investment Manager reviews the valuation procedures used by all Advisors, neither the Investment Manager nor the Administrator can confirm or review the accuracy of valuations provided by Advisors or their administrators.

If an Advisor's valuations are consistently delayed or inaccurate, the Investment Manager generally will consider whether the Advisor Fund continues to be an appropriate investment for the Master Fund. The Master Fund may be unable to sell interests in such an Advisor Fund quickly, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the Advisor's valuations, and the Investment Manager may determine to discount the value of the interests or value them at zero, if deemed to be the fair value of such holding. Revisions to the Fund's gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Advisor Funds are completed.

DILUTION. If an Advisor limits the amount of capital that may be contributed to an Advisor Fund by the Master Fund, additional sales of Interests of the Fund will dilute the participation of existing Partners in the indirect returns to the Fund from such Advisor Fund.

TURNOVER. The Master Fund's activities involve investment in the Advisor Funds, which may invest on the basis of short-term market considerations. The turnover rate within the Advisor Funds may be significant, potentially involving negative tax implications and substantial brokerage commissions, and fees. The Master Fund will have no control over this turnover. As a result of this turnover, it is anticipated that the Master Fund's income and gains, if any, will be primarily derived from ordinary income and short-term capital gains. In addition, the withdrawal of the Master Fund from an Advisor Fund could involve expenses to the Master Fund under the terms of the Master Fund's investment.

INDEMNIFICATION OF ADVISOR FUNDS. The Advisors often have broad indemnification rights and limitations on liability. The Master Fund may also agree to indemnify certain of the Advisor Funds and their Advisors from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the shares of the Advisor Funds.

INDIRECT INVESTMENT IN ADVISOR FUNDS. Any transaction by which the Master Fund indirectly gains exposure to an Advisor Fund by the purchase of a swap or other contract is subject to special risks. The Master Fund's use of such instruments can result in volatility, and each type of instrument is subject to special risks. Indirect investments generally will be subject to transaction and other fees that will reduce the value of the Master Fund's investment in an Advisor Fund. There can be no assurance that the Master Fund's indirect investment in an Advisor Fund will have the same or similar results as a direct investment in the Advisor Fund, and the Master Fund's value may decrease as a result of such indirect investment.

INVESTMENTS IN NON-VOTING SECURITIES. Unlike registered investment companies such as the Master Fund, Advisor Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Investment Manager to monitor whether holdings of the Advisor Funds cause the Master Fund to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Master Fund may be purchasing its interest in an Advisor Fund in non-voting form (i.e., through the purchase, where applicable, of non-voting securities). Additionally, for regulatory reasons, the Master Fund may need to limit the amount of voting securities in a particular Advisor Fund. To the extent the Master Fund holds non-voting securities of an Advisor Fund, it will not be able to vote on matters that require the approval of the investors in the Advisor Fund. This restriction could diminish the influence of the Master Fund in an Advisor Fund and adversely affect its investment in the Advisor Fund, which could result in unpredictable and potentially adverse effects on the Fund and its Partners.

CONTROL OVER ADVISORS. The Investment Manager will invest in Advisor Funds that the Investment Manager believes will generally, and in the aggregate, be managed in a manner consistent with the Fund's investment objective and strategy. The Investment Manager does not and will not control the Advisors; however, and there can be no assurances that an Advisor will manage its Advisor Funds in such a manner.

INVESTMENT-RELATED RISKS

GENERAL ECONOMIC AND MARKET CONDITIONS. The success of the Fund's investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by Master Fund in the Advisor Funds and Advisor Accounts and, thus, the Fund's investments. Unexpected volatility or illiquidity could impair the Fund's profitability or result in losses.

HIGHLY VOLATILE MARKETS. Price movements of forwards, futures and other derivative contracts in which an Advisor Fund's or Advisor Account's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Advisor Funds and Advisor Accounts are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

NATURAL RESOURCE AND PRECIOUS METAL INVESTMENTS. Advisor Funds and Advisor Accounts may make investments in natural resources and precious metals, and thus may be susceptible to economic, business or other developments that affect those industries. Natural resources historically have been subject to substantial price fluctuations over short periods of time. Their prices are affected by various factors, including economic conditions, political events, natural disasters, exploration and development success or failure, and technological changes. In addition, certain natural resources are geographically concentrated, and events in those parts of the world in which such concentration exists may affect their values. The price of gold and other precious metals are affected by unpredictable international monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Markets therefore are volatile at times, and there may be sharp fluctuations in prices even during periods of rising prices.

RISKS OF SECURITIES ACTIVITIES OF THE ADVISORS. The Advisors will invest and trade in a variety of different securities, and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Investment Manager will attempt to moderate these risks, there can be no assurance that the Master Fund's investment activities will be successful or that the Partners will not suffer losses. See "Risks of Securities Activities of the Advisors" and "Special Investment Instruments and Techniques" in the Statement of Additional Information for further information.

                                      * * *

LIMITS OF RISK DISCLOSURES. The above discussions of the various risks, and the related discussion of risks in the Statement of Additional Information, that are associated with the Master Fund, the Fund, the Interests and the Advisor Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Confidential Memorandum and the Limited Partnership Agreement of the Fund and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund's investment program changes or develops over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Confidential Memorandum.

                                      * * *

                                 USE OF PROCEEDS

The proceeds from the sale of Interests, net of the Fund's fees and expenses, will be invested in the Master Fund by the Fund to pursue its investment program and objectives as soon as practicable, but in no event later than three months after receipt, consistent with market conditions and the availability of suitable investments.

                         MANAGEMENT OF THE FUND AND FEES

GENERAL. The Fund is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Fund was formed as a limited partnership organized under the laws of the State of Delaware on November 23, 2004 and has limited operating history.

THE BOARD OF DIRECTORS. The Fund and the Master Fund are governed by the Board of Directors (the "Board"), which is responsible for protecting the interests of the Partners under the 1940 Act. At least three-quarters of the members of the Board are independent directors. The Board is elected by the Partners and meets periodically throughout the year to oversee the Fund's business, review its performance, and review the actions of the Investment Manager. "Board of Directors; Officers" in the Statement of Additional Information identifies the Directors and officers of the Fund and the Master Fund and provides more information about them.

THE INVESTMENT MANAGER. The Investment Manager is responsible for providing day-to-day investment management services to the Master Fund, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment management agreement with the Master Fund (the "Investment Management Agreement"). Under the Investment Management Agreement, the Investment Manager is responsible for developing, implementing and supervising the Master Fund's investment program.



MANAGEMENT TEAM. The following biographies are of the members of the investment committee of the Investment Manager and other officers of the Investment Manager primarily responsible for selecting Advisors on behalf of the Investment Manager and allocating the Master Fund's assets among them:

         DAVID B. PERKINS became the President and Managing Principal of the Investment Manager in September 2003 and the co-founder and Managing Partner of CapFinancial Partners, LLC in April 2003. Mr. Perkins has 17 years experience in investment management consulting and focuses on institutional and private client relations. Mr. Perkins' responsibilities as a member of the Investment Manager's portfolio management team include identification of strategies, allocation and optimization of investment strategies, risk management, process development and control, manager selection and due diligence, tactical and strategic asset allocation decisions, as well as strategic planning. While at CapFinancial Partners, LLC his primary responsibilities included strategic and tactical asset allocation and investment manager search and selection, including alternative investment strategies, and performance reporting. Prior to joining the Investment Manager, Mr. Perkins served as Managing Partner at Wachovia Securities Financial Network, Inc. from June 2002 to September 2003 and as Managing Principal of CapTrust Financial Advisors, LLC from October 1997 to June 2002. Mr. Perkins received his B.A. degree from the University of North Carolina at Charlotte and earned his Certified Investment Management Analyst designation at the Wharton School of the University of Pennsylvania. He also earned his Certified Investment Strategist designation through the Stern School of Business at New York University. Mr. Perkins is a member of the Investment Management Consultants Association and was elected to the Who's Who of Investment Management Consulting in 1999. Mr. Perkins is also a member of the Chartered Alternative Investment Analyst Association where he earned the designation of Chartered Alternative Investment Analyst.

MARK W. YUSKO
Mr. Yusko is Principal of Hatteras Investment Partners and Principal of Morgan Creek Capital Management, LLC. Mark provides a full range of portfolio management functions for the Hatteras Funds. Mark's responsibilities as a member of the Hatteras Portfolio Management team include identification of investment strategies, portfolio construction decisions, manager selection and due diligence, as well as tactical and strategic asset allocation decisions. Previously, Mark was the Chief Investment Officer at the University of North Carolina in Chapel Hill, North Carolina ("UNC") and the President and Chief Executive Officer for UNC Management Co., LLC. He was responsible for all areas of investment management for the UNC Endowment and Affiliated Foundation Funds. Primary duties included evaluating current and prospective investment managers, exploring alternative investment strategies, spending policy management and providing strategic and tactical asset allocation recommendations to the Board of Trustees. Prior to UNC, Mark served as Director of Investments at the University of Notre Dame. He worked with the Chief Investment Officer in all aspects of endowment management including asset allocation, investment manager selection, manager performance evaluation, spending policy management and reporting to the Board of Trustees. Mark received his B.S. degree, with honors, in Biology and Chemistry from the University of Notre Dame and a MBA in Accounting and Finance from the University of Chicago.

JOSHUA E. PARROTT, CAIA
CAIA CERTIFIED
MEMBER OF THE CAIA ASSOCIATION
Mr. Parrott is Director of Risk Management for Hatteras Investment Partners. His primary responsibilities as a member of the Hatteras Portfolio Management Team include risk management and manager due diligence. Prior to joining Hatteras Investment Partners, Josh was employed at Dialectic Capital Management in New York where he successfully assisted in portfolio analysis and the launch of a long/short equity hedge fund. Prior to Dialectic, Josh was employed by Morgan Stanley where he provided alternative investment strategies and portfolio management for high net worth individuals. Josh began his career at Bear, Stearns & Company specializing in restricted securities transactions for institutions and high net worth individuals. Josh received his B.S. degree from the University of Vermont and attended international schools in Zimbabwe and Kenya. In addition to his degree, he holds the Series 7, 66 and 31 licenses and is a candidate for the Professional Risk Manager certification. Josh is a member of the North Carolina Society of Financial Analysts.


For more information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund, see the Statement of Additional Information.

The following table describes the aggregate fees and expenses that the Fund expects to incur and that the Partners can expect to bear, either directly or indirectly, through the Fund's investment in the Master Fund.


----------------------------------------------------------------------------------------------------------------------
PARTNER TRANSACTION EXPENSES:
----------------------------------------------------------------------------------------------------------------------
Maximum placement fee (percentage of offering price)(1)                                        2.00%
---------------------------------------------------------------------------------------------- -----------------------
Maximum Interest Repurchase Fee(2)                                                             5.00%
---------------------------------------------------------------------------------------------- -----------------------
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS OF THE FUND)(3)
----------------------------------------------------------------------------------------------------------------------
Management Fee(4)                                                                              1.00%
---------------------------------------------------------------------------------------------- -----------------------
Investor Servicing Fee(5)                                                                      0.75%
---------------------------------------------------------------------------------------------- -----------------------
Other Expenses (including organizational expenses, insurance costs, directors'
fees and the Fund's portion of the Master Fund's total expenses)(6)                            1.17%
---------------------------------------------------------------------------------------------- -----------------------
Total Annual Expenses (including the Fund's organizational and initial private placement       2.92%
expenses)
---------------------------------------------------------------------------------------------- -----------------------
Fee Reduction and/or Expense Reimbursement(7)                                                  (0.57)%
---------------------------------------------------------------------------------------------- -----------------------
Net Expenses                                                                                   2.35%
---------------------------------------------------------------------------------------------- -----------------------

(1) Investors will be charged a placement fee of 2.00% for investments in the amount of $100,000 to $499,999, 1.50% for investments in the amount of $500,000 to $999,999 and 1.00% for investments of $1,000,000 or more, as more fully described below under the heading "Placement Fee." Under a right of accumulation offered by the Fund, the amount of each additional investment in the Fund by a Partner will be aggregated with the amount of the Partner's initial investment and any other additional investments by the Partner in determining the applicable placement fee. The right of accumulation also applies to investments in the Fund by a Partner's spouse and investments for certain related accounts. The placement fee is paid to the Placement Agent of the Interests.

(2) A Partner participating in a repurchase offer may be subject to a repurchase fee payable to the Fund equal to 5% of the amount requested if such Partner has been a Partner for less than 12 months prior to the valuation date.

(3) This table summarizes the aggregate expenses of the Fund and the Master Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund.

(4) The Fund does not pay the Investment Manager a Management Fee directly, but the Partners bear an indirect share of this fee through the Fund's investment in the Master Fund. For its provision of services to the Master Fund, the Investment Manager receives an annual Management Fee, payable monthly in arrears, equal to 1.00% of the Master Fund's net assets determined as of month end. In addition, the General Partner will be allocated a Performance Allocation that is equal to 10% of the excess of the new net profits of the Fund (calculated annually or upon the withdrawal of Interests of the Fund by a Partner) over the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year of the Fund.

(5) The Investor Servicing Fees payable to the Investment Manager will be borne pro rata by all Partners of the Fund.

(6) Directors' fees, insurance costs and other costs have been allocated pro rata among the Master Fund and all of its feeder funds (including the Fund). Partners also indirectly bear a portion of the asset-based fees, performance and incentive fees or allocations and other expenses incurred by the Master Fund as an investor in Advisor Funds or Advisor Accounts (as such terms are defined herein).

(7) The Investment Manager has contractually agreed to waive its Investor Servicing Fee and/or reimburse Other Expenses for the period November 1, 2005 through April 1, 2008, so that the Total Annual Expenses for this period will not exceed 2.35% for the Fund (the "Expense Limitation"). The Fund will carry forward, for a period not to exceed (3) three years from the date on which a waiver or reimbursement is made by the Investment Manager, any expenses in excess of the Expense Limitation and repay the Investment Manager such amounts, provided the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the then effective Confidential Memorandum.

The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown. The tables and the assumption in the hypothetical example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Interests. The examples reflect allocation by the Fund to the Investment Manager of the Performance Allocation, which is calculated based on the assumed 5% annual return and the yield-to-maturity of the 90 day U.S. Treasury Bill of 4.07% as reported by the Wall Street Journal on December 31, 2005.

The example is based on the expenses set forth in the table above and should not be considered a representation of the Fund's future expenses. Actual expenses of the Fund may be higher or lower than those shown. Moreover, the annual return may be greater or less than the hypothetical 5% return in the table above; if the annual return were greater, the amount of fees and expenses would increase.

EXAMPLE

---------------------------------------------------------- ----------- ---------------- ---------------- -------------
YOU WOULD PAY THE FOLLOWING EXPENSES BASED ON THE          1 Year      3 Years          5 Years          10 Years
IMPOSITION OF THE 2% PLACEMENT FEE AND A $1,000
INVESTMENT IN THE FUND, ASSUMING A 5% ANNUAL RETURN:
---------------------------------------------------------- ----------- ---------------- ---------------- -------------
                                                           $43         $92              $171             $338
---------------------------------------------------------- ----------- ---------------- ---------------- -------------


MANAGEMENT FEE. In consideration for the advisory and other services provided by the Investment Manager to the Master Fund pursuant to the Investment Management Agreement, the Master Fund will pay the Investment Manager a management fee (the "Management Fee") at an annual rate of 1.00%, payable monthly in arrears, based upon the Master Fund's net assets as of month end. Net assets means the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund. In the case of a partial month, the Management Fee will be based on the number of days during the month in which the Investment Manager invested Master Fund assets. The Management Fee will be paid to the Investment Manager out of the capital account of each limited partner of the Master Fund pro rata after adjustment for any subscriptions effective on that date and before giving effect to any repurchase of interests in the Master Fund or portions of interests in the Master Fund effective as of that date, and will decrease the net profits or increase the net losses of the Master Fund that are credited to or debited against the capital accounts of its limited partners.

The Fund will not directly pay a management fee to the Investment Manager; however, the Fund bears an indirect share of the Management Fee as a result of the Fund's investment in the Master Fund. A discussion regarding the basis for the Board's approval of the Management Agreement for the Master Fund is available in the Master Fund's annual report dated March 31, 2005.

PLACEMENT FEE. Each entity or person that enters into a non-exclusive placement agency agreement with the Fund is referred to herein as a "Placement Agent." Placement Agents may be affiliates of the General Partner. CapFinancial Partners, LLC, an affiliate of the Investment Manager and the Fund, currently serves as a non-exclusive Placement Agent for the Fund pursuant to a Placement Agreement. RBC Dain Rauscher, Inc., Morgan Stanley & Co., Incorporated, Morgan Stanley DW, Inc., The Strategic Financial Alliance, Inc., and Morgan Keegan also currently serve as Placement Agents for the Fund pursuant to Placement
Agreements. The Fund may enter into additional Placement Agreements in the future without notifying Partners. Placement Agents will be entitled to a placement fee, paid to the Placement Agent of the Interests, of 2.00% for investments in the amount of $100,000 to $499,999, 1.50% for investments in the amount of $500,000 to $999,999 and 1.00% for investments of $1,000,000 or more. The placement fee will be applied by one of two methods, as determined by the applicable Placement Agent. The Placement Agent may: (1) have the placement fee deducted from the amount provided, so that for example, if the investor provides $100,000, $2,000 will generally be deducted as a placement fee and $98,000 will be invested in the Fund; or (2) treat the placement fee as an addition to, and not a deduction from, the subscription amount; so that, for example, if the investor invests $100,000 in the Fund, the investor will generally be charged a $2,000 placement fee in addition to the $100,000 invested. Under a right of accumulation offered by the Fund, the amount of each additional investment in the Fund by a Partner will be aggregated with the amount of the Partner's initial investment and any other additional investments by the Partner in determining the applicable placement fee. The right of accumulation also applies to investments in the Fund by a Partner's spouse or for individual accounts, joint accounts of such persons, and for trust or custodial accounts on behalf of their children who are minors. A fiduciary can count all Interests purchased for a trust, estate or other fiduciary account that has multiple accounts. The Placement Agent will add the value, at the current offering price, of Interests previously purchased and currently owned to the value of Interests currently purchased to determine the placement fee rate that applies. The reduced placement fee will apply only to current purchases. The placement fee may be waived or reduced for certain types of investors at the sole discretion of the Placement Agent in consultation with the General Partner and is expected to be waived, without limitation, for the General Partner and its affiliates and their respective directors, partners, principals, officers and employees as well as for certain other strategic investors. To be eligible to receive a waiver of the placement fee or a reduced placement fee rate applicable under the right of accumulation, an investor must advise the Placement Agent when making an investment.

PERFORMANCE ALLOCATION. The General Partner will be allocated a Performance Allocation that is equal to 10% of the excess of the new net profits of the Fund (calculated annually or upon the withdrawal of Interests of the Fund by a Partner) over the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year of the Fund.

SERVICING FEE. The Fund intends to pay compensation to the Investment Manager for investor services in accordance with an investor servicing agreement between the Fund and the Investment Manager. The investor servicing fee is payable monthly at an annual rate of 0.75% of the ending month value of Interests beneficially owned by customers of the Investment Manager or any service provider who has entered into a service provider agreement with the Investment Manager (prorated for shorter periods); provided that the Investment Manager has the discretion to waive, reduce or rebate the investor servicing fee for certain Partners. The Investment Manager and any such service provider will provide customary investor services, including responding to questions from the Partners about the Fund and assisting the Fund in administering repurchases. The investor servicing fees payable to the Investment Manager will be borne pro rata by all Partners of the Fund. The Investment Manager may waive (to all investors on a pro rata basis) or pay to third parties all or a portion of any such fees in its sole discretion.

ADMINISTRATION FEE. In consideration for administrative services, the Master Fund will pay the Administrator a monthly administration fee (the "Administration Fee"). The Administration Fee will be paid to the Administrator out of the Master Fund's assets, which will decrease the net profits or increase the net losses of the Fund because the fee will be partially and indirectly borne by the Fund as an investor in the Master Fund. The Administrator also provides certain services to the Fund, including taxation services. The Fund will be charged directly for such services.

CUSTODIAL SERVICES. UMB Bank, N.A. (the "Custodian") serves as the custodian of the Fund's and the Master Fund's assets, and may maintain custody of those assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets are not held by the Investment Manager or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 1010 Grand Boulevard, Kansas City, Missouri 64106. The Custodian is an affiliate of the Administrator.

FUND EXPENSES. The Fund will pay all of its expenses other than those that the Investment Manager or an affiliate of the Investment Manager assumes. The expenses of the Fund will include, but will not be limited to, any fees and expenses in connection with the organization of the Fund, including any offering expenses; brokerage commissions; interest and fees on any borrowings by the Fund; fees and expenses of outside legal counsel (including fees and expenses associated with review of documentation for prospective investments by the
Fund), including foreign legal counsel; independent registered public accounting firm fees; fees and expenses in connection with repurchase offers and any repurchases of Interests; taxes and governmental fees (including tax preparation fees); custody fees; expenses of preparing, printing, and distributing the Confidential Memorandum, the Statement of Additional Information, and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Partners, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Partners' meetings; expenses of corporate data processing and related services; Partner recordkeeping and Partner account services, fees, and disbursements; fees and expenses of the Directors that the Investment Manager does not employ; insurance premiums; and extraordinary expenses such as litigation expenses. The Fund will also bear, as an indirect investor in the Master Fund, its allocable portion of the fees and expenses of the Master Fund. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

Ongoing offering costs required by applicable accounting principles to be charged to capital that are incurred during a fiscal period will be charged to capital for the period.

                                REPURCHASE OFFERS

The Fund expects that a substantial portion of its investments will be illiquid and does not intend to maintain a significant cash position. For this reason, the Fund is structured as a closed-end fund, which means that the Partners will not have the right to redeem their Interests on a daily basis. In addition, the Fund does not expect any trading market to develop for the Interests. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Interests.

To provide the Partners with a degree of liquidity, and the ability to receive net asset value on a disposition of their Interests, the Fund intends to make quarterly offers to repurchase the Interests unless the Board determines, in its complete and absolute discretion, that any such offer would not be in the Fund's and the Partners' best interest.

The Board will consider the following factors, among others, in making its determination:

     o    the  recommendation  of the  Investment  Manager  and/or  the  General
          Partner;

     o whether any Partners have requested to tender Interests or portions thereof to the Fund;

     o    the  liquidity  of  the  Fund's  assets   (including  fees  and  costs
          associated with withdrawing from Advisor Funds);

     o    the investment plans and working capital requirements of the Fund;

     o    the relative economies of scale with respect to the size of the Fund;

     o    the history of the Fund in repurchasing Interests or portions thereof;

     o    the availability of information as to the value of the Fund's assets;

     o the economic condition of the securities markets and the economy generally as well as political, national or international developments or current affairs; and

     o    the  anticipated  tax   consequences  to  the  Fund  of  any  proposed
          repurchases of Interests or portions thereof.

When a repurchase offer commences, the Fund will send a notification of the offer, in advance of such offer, to the Partners via their financial intermediaries. The notification will specify, among other things:

     o    the percentage of Interests that the Fund is offering to repurchase;

     o    the date on which a Partner's repurchase request is due;

     o    the Valuation Date (as defined below) applicable to the repurchase;

     o the date by which the Partners will receive the proceeds from their Interest sales; and

     o the most current net asset value of the Interests that is available on the date of the notification, although such net asset value may not be the net asset value at which repurchases are made.

Each repurchase offer ordinarily will be limited to the repurchase of approximately 5% of the Interests (but in no event to exceed the repurchase of more than 20% of the Interests per quarter). A Partner that participates in a repurchase offer with a Valuation Date (as defined below) occurring prior to the end of the 12th month of its admission to the Fund may be subject to a penalty payable to the Fund equal to 5% of the amount requested to be repurchased, to be netted against withdrawal proceeds. The minimum value of a repurchase is $50,000, subject to the discretion of the General Partner to allow otherwise. A Partner whose Interest, or a portion thereof, is repurchased by the Fund will not be entitled to a return of any placement fee that was charged in connection with the Partner's purchase of the Interest.

Interests will be repurchased at their net asset value determined as of approximately March 31, June 30, September 30 and December 31, as applicable (each such date, a "Valuation Date"). Partners tendering Interests for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 65 days prior to the date of repurchase by the Fund. Partners who tender may not have all of the tendered Interest repurchased by the Fund. The Fund may elect to repurchase less than the full amount that a Partner requests to be repurchased. If a repurchase offer is oversubscribed, the Fund will repurchase only a pro rata portion of the amount tendered by each Partner. The Fund anticipates that it will make repurchase offers with Valuation Dates on or about June 30, September 30, December 31 and March 31 of each year.

The Board, in its complete and absolute discretion, may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Interests.

A Partner who tenders for repurchase only a portion of his Interests will be required to maintain a minimum account balance of $100,000. If a Partner tenders a portion of his Interests and the repurchase of that portion would cause the Partner's account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Interests to be purchased from the Partner so that the required minimum balance is maintained. Such minimum capital account balance requirement may also be waived by the General Partner in its sole discretion, subject to applicable federal securities laws.

                              REPURCHASE PROCEDURES

Due to liquidity restraints associated with the Master Fund's investments in Advisor Funds and the fact that the Fund will have to effect withdrawals from the Master Fund to pay for Interests being repurchased and, in turn, the Master Fund will have to effect withdrawals from Advisor Funds to pay for Interests being repurchased, it is presently expected that, under the procedures applicable to the repurchase of Interests, Interests will be valued on the applicable Valuation Date. The Fund will generally pay the value of the Interests repurchased (or as discussed below, 90% of such value if all Interests owned by a Partner are repurchased) approximately 90 days after the Valuation Date. This amount will be subject to adjustment within 45 days after completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected. If all Interests owned by a Partner are repurchased, the Partner will receive an initial payment equal to 90% of the estimated value of the Interests (after adjusting for fees, expenses, reserves or other allocations or redemption charges) approximately 90 days after the Valuation Date, subject to audit adjustment, and the balance due will be determined and paid within 45 days after completion of the Fund's annual audit.

Under these procedures, Partners will have to decide whether to tender their Interests for repurchase without the benefit of having current information regarding the value of the Interests as of the Valuation Date. The Partner may inquire of the Fund, at the telephone number indicated on the back cover of the Confidential Memorandum, as to the value of the Interests last determined. In addition, there will be a substantial period of time between the date as of which the Partners must tender the Interests and the date they can expect to receive payment for their Interests from the Fund. However, promptly after the expiration of a repurchase offer, Partners whose Interests are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased Interests. Payments for repurchased Interests may be delayed under circumstances where the Master Fund has determined to redeem its interest in Advisor Funds to make such payments, but has experienced delays in receiving payments from the Advisor Funds.

Repurchases of Interests by the Fund are subject to certain regulatory requirements imposed by SEC rules.

                              TRANSFERS OF INTEREST

No person shall become a substituted Partner of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Interests held by Partners may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Partner; or (ii) under other extremely limited circumstances, with the consent of the Board (which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances).

Unless counsel to the Fund confirms that the transfer will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation, the Board generally will not consider consenting to a transfer of an Interest (or portion of an Interest) unless the transfer is: (i) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Partner (e.g., certain transfers to affiliates, gifts and contributions to family entities); or (ii) to members of the transferring Partner's immediate family (siblings, spouse, parents, or children).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See "Investor Qualifications." Notice of a proposed transfer of an Interest must also be accompanied by a properly completed Subscription Agreement in respect of the proposed transferee. In connection with any request to transfer an Interest (or portion of an Interest), the Fund may require the Partner requesting the transfer to obtain, at the Partner's expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of an Interest by a Partner (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Interest, the balance of the capital account of each of the transferee and transferor is less than $100,000. Each transferring Partner and transferee may be charged reasonable expenses, including, but not limited to, attorneys' and accountants' fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring an Interest or a portion of an Interest by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Partner, will be entitled to the allocations and distributions allocable to the Interest or a portion of the Interest so acquired, to transfer the Interest or a portion of the Interest in accordance with the terms of the Limited Partnership Agreement and to tender the Interest or a portion of the Interest for repurchase by the Fund, but will not be entitled to the other rights of a Partner unless and until the transferee becomes a substituted Partner as specified in the Limited Partnership Agreement. If a Partner transfers an Interest with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Interest is transferred is admitted to the Fund as a Partner.

By subscribing for an Interest, each Partner agrees to indemnify and hold harmless the Fund, the Board, the General Partner, the Investment Manager, and each other Partner, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Partner in violation of the Limited Partnership Agreement or any misrepresentation made by that Partner in connection with any such transfer.

                         CALCULATION OF NET ASSET VALUE

GENERAL

The Fund and the Master Fund will calculate their respective net asset values ("NAV") as of the close of business on the last business day of each Accounting Period (as defined under "Capital Accounts and Allocations--Capital Accounts") and at such other times as the Board may determine, including in connection with repurchases of Interests, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board. The NAV of the Fund and the Master Fund will equal the value of the total assets of the Fund and the Master Fund, less all of each entity's respective liabilities, including accrued fees and expenses. The NAV of the Master Fund will equal the value of the total assets of the Master Fund, less all of its liabilities, including accrued fees and expenses. It is expected that the assets of the Fund will consist of its investment in the Master Fund. The NAV of the Master Fund will depend on the value of the Advisor Funds, Advisor Accounts or other investments in which it invests.

The Investment Manager will oversee the valuation of the Master Fund's investments, including in interests in the Advisor Funds, in accordance with written policies and procedures (the "Valuation Procedures") that the Board has approved for purposes of determining the fair value of securities held by the Master Fund, including the fair value of the Master Fund's investments in Advisor Funds.

As a general principle, the fair valuation of a security should reflect the amount that the Investment Manager determines that the Master Fund might reasonably expect to receive for the security upon the sale or redemption of the security at the time the valuation is made, based on information reasonably available at the time the valuation is made and that the Investment Manager believes to be reliable. In the case of a security issued by an Advisor Fund, this would typically be equal to the amount that the Master Fund might reasonably expect to receive from the Advisor Fund if the Master Fund's interest were redeemed on the date as of which it was valued (without accounting for any early redemption fees or lock-up periods that may be applicable to the Master Fund's interest). It is anticipated that the Investment Manager will make this determination based on the valuation most recently provided by the Advisor Fund in accordance with the policies the Advisor Fund has established, which may constitute the Advisor Fund's best estimate at the time based upon data then available, as well as any other relevant information reasonably available at the time of the valuation of the Master Fund's portfolio. Using the nomenclature of the hedge fund industry, any values reported as "estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Master Fund's valuation date.

Prior to an investment by the Master Fund in any Advisor Fund, the Investment Manager will conduct a due diligence review of the valuation methodologies used by the Advisor Fund. As a general matter, Advisor Funds selected by the Master Fund will use market value when available, and otherwise will use principles of fair value applied in good faith. The Investment Manager will consider whether it is appropriate, in light of all relevant circumstances, to value interests at the NAV as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount. Although the procedures approved by the Board provide that the Investment Manager will review the valuations provided by the Advisors, neither the Investment Manager nor the Board will be able to confirm independently the accuracy of valuations provided by such Advisors (which are unaudited).

The Valuation Procedures approved by the Board provide that, where deemed appropriate by the Investment Manager and consistent with the 1940 Act, investments in Advisor Funds may be valued at cost. Cost would be used initially in valuing Advisor Funds and thereafter only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Master Fund is aware of sales of similar securities to third parties at different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Master Fund's investment will be revalued in a manner that the Investment Manager, in accordance with the Valuation Procedures, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the Valuation Procedures are fair to the Master Fund and consistent with applicable regulatory guidelines.

To the extent the Investment Manager invests the assets of the Master Fund in securities or other instruments that are not investments in Advisor Funds, the Master Fund will generally value such assets as described below. Securities traded (1) on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last sales price, and (2) on NASDAQ will be valued at the NASDAQ Official Closing Price ("NOCP"), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on NASDAQ for which the NOCP is not available will be valued at the mean between the closing bid and asked prices in this market. Securities traded on a foreign securities exchange generally will be valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. dollars at the current exchange rate. If an event occurs between the close of the foreign exchange and the computation of the Master Fund's NAV that would materially affect the value of the security, the value of such a security will be adjusted to its fair value. Except as specified above, the value of a security, derivative, or synthetic security that is not actively traded on an exchange shall be determined by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models, or combinations of these. The Investment Manager will monitor the value assigned to each security by the pricing service to determine if it believes the value assigned to a security is correct. If the Investment Manager believes that the value received from the pricing service is incorrect, then the value of the security will be its fair value as determined in accordance with the Valuation Procedures.

Debt securities will be valued in accordance with the Valuation Procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Investment Manager, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Board to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Master Fund is determined. When such events materially affect the values of securities held by the Master Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Investment Manager and/or the Board, in consultation with the Administrator, will reevaluate the Fund's fair value methodology to determine, what, if any, adjustments should be made to the methodology.

Although the Valuation Procedures approved by the Board provide that the Investment Manager will review the valuations provided by the Administrator (via the Advisors or their administrators), neither the Investment Manager nor the Administrator will be able to confirm independently the accuracy of any unaudited valuations provided thereby.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the Board and/or the Investment Manager (in reliance on the Advisor Funds and/or their administrators) regarding appropriate valuations should prove incorrect. The Master Fund may desire to dispose of an interest in an Advisor Fund, but be unable to dispose of such interest, and could therefore be obligated to continue to hold the interests for an extended period of time. In such a case, the Administrator, upon consultation with the Investment Manager, may continue to value the interests in accordance with the Valuation Procedures, without the benefit of the Advisor's or its administrator's valuations, and may, if so instructed by the Investment Manager, in its sole discretion, discount the value of the interests, if applicable, in accordance with the Valuation Procedures.

The initial accounting period begins upon the commencement of operations of the Fund. Each subsequent accounting period begins on the business day after the last business day of the preceding accounting period, and each accounting period (including the initial accounting period) (each, an "Accounting Period") ends on the first to occur of (1) the last business day of each fiscal year of the Fund;
(2) the last business day of each taxable year of the Fund; (3) the business day preceding the effective date on which a contribution of capital is made to the Fund; (4) the Valuation Date with respect to any repurchase of an Interest or portion of an Interest by the Fund or the complete withdrawal by a Partner; (5) the business day preceding the business day on which a substituted Partner is admitted to the Fund; or (6) the effective date on which any amount is credited to or debited from the Capital Account of any Partner other than an amount to be credited to or debited from the Capital Accounts of all Partners in accordance with their respective investment percentages. An "investment percentage" will be determined for each Partner as of the start of each Accounting Period by dividing the balance of the Partner's Capital Account as of the commencement of the period by the sum of the balances of all Capital Accounts of all Partners as of that date, as adjusted for any Capital Contributions and any redemptions of Interests as of the beginning of such Accounting Period. The final Accounting Period shall end on the date the Fund dissolves.

SUSPENSION OF CALCULATION OF NET ASSET VALUE

         The Board, after consultation with the Investment Manager, may declare a suspension of the determination of net asset value, subscriptions and redemption of interests in the Master Fund and payment on redemptions:

         (a) during any period when any of the principal stock exchanges or markets on which a substantial portion of the Master Fund's assets are quoted is closed other than for ordinary holidays, or during which dealings are substantially restricted or suspended;

         (b) during the existence of any state of political, economic, military or monetary affairs that constitutes an emergency, as determined by the SEC, and that renders the disposal of assets by the Master Fund reasonably impracticable;

         (c) during any breakdown in the means of communication normally employed in determining the price of any of the Master Fund's assets or the current price on any market or stock exchange on which prices for such assets are quoted;

         (d) during any period when remittance or transfer of monies that will or may be involved in the realization or payment of any of the Master Fund's assets is not reasonably practicable; or

         (e) during any period in which circumstances exist such that the Board reasonably deems it appropriate to suspend the calculation of net asset value including, but not limited to, a request for a redemption that would seriously impair the Master Fund's ability to operate or jeopardize its tax status.

Any suspension shall take effect at such time as the Board shall declare but not later than the close of business on the business day next following the declaration, and thereafter there shall be no determination of the net asset value of the assets of the Master Fund until the Board shall declare the suspension at an end, except that such suspension shall terminate in any event on the first business day on which (a) the condition giving rise to the suspension shall have ceased to exist; and (b) no other condition under which suspension is authorized shall exist. Each declaration by the Board shall be consistent with such official rules and regulations (if any) relating to the subject matter thereof as shall have been promulgated by any authority having jurisdiction over the Master Fund and as shall be in effect at the time. To the extent not inconsistent with such official rules and regulations, the determination of the Board shall be conclusive. Whenever the Board declares a suspension of the determination of the net asset value, then as soon as may be practicable after any such declaration, the Board will give notice to limited partners of the Master Fund, including the Fund, stating that such declaration has been made. At the end of any period of suspension as aforementioned, the Board will give notice to all limited partners of the Master Fund, including the Fund, stating that the period of suspension has ended.

                                      TAXES

The following summary describes certain United States federal income tax aspects of an investment in the Fund.

THIS SUMMARY IS NECESSARILY GENERAL AND EACH PROSPECTIVE INVESTOR IS ADVISED TO CONSULT WITH ITS OWN TAX ADVISER WITH RESPECT TO THE FEDERAL, FOREIGN, STATE AND LOCAL TAX CONSEQUENCES OF PURCHASING AND HOLDING INTERESTS.

CLASSIFICATION OF THE FUND AND THE MASTER FUND

Partnership Status of the Fund and the Master Fund

The Fund and the Master Fund (collectively, the "Funds")have previously received opinions from their former counsel to the Fund and the Master Fund, that under the provisions of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the regulations, and based upon certain assumptions, both the Fund and the Master Fund will be treated as partnerships for federal income tax purposes and not as associations taxable as a corporation. A "publicly traded partnership" is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in neither the Fund nor Master Fund will be traded on an established securities market. Such tax counsel has also provided both the Fund and the Master Fund with opinions substantially to the effect that, the Interests will not be readily tradable on a secondary market (or the substantial equivalent of such a market) and, therefore, that both the Fund and the Master Fund will not be treated as a "publicly traded partnership" taxable as a corporation.

These opinions of counsel are not binding on the Service or the courts. If it were determined that the Fund or the Master Fund should be treated as an association or a publicly traded partnership, taxable as a corporation for U.S. federal income tax purposes (as a result of, for example, a successful challenge to the opinions by the Service, changes in the Code or the Regulations or judicial interpretations of the Code or the Regulations, a material adverse change in facts, or otherwise), the taxable income of such Fund would be subject to corporate income tax. One consequence would be a significant reduction in the after-tax return to the Partners. The balance of the discussion below is based on the assumption that the Fund and Master Fund will be treated as partnerships for U.S. federal income tax purposes.

As partnerships, both the Fund and Master Fund will not be subject to Federal income tax. The Fund and Master Fund will each file annual partnership information returns with the Service, reporting the results of operations. Each Partner will be required to report separately on his income tax return his distributive share of the Funds' net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Partner will be taxable on his distributive share of the Funds' taxable income and gain regardless of whether he has received or will receive a distribution from the Fund.

Allocation of Profits and Losses. Under the Partnership Agreement, the Fund's net capital appreciation or net capital depreciation for each accounting period is allocated among the Partners and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. The Partnership Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Partners pursuant to the principles of Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Partner's capital account for the current and prior fiscal years.

Under the Partnership Agreement, the General Partner has the discretion to allocate specially an amount of the Fund's capital gain (including short-term capital gain) for Federal income tax purposes to a withdrawing Partner to the extent that the Partner's capital account exceeds his Federal income tax basis in his partnership interest (net of his allocable share of partnership liabilities). There can be no assurance that, if the General Partner makes such a special allocation, the Service will accept such allocation. If such allocation were to be successfully challenged by the Service, the Fund's gains allocable to the remaining Partners would be increased.

Tax Elections; Returns; Tax Audits. The General Partner will decide how to report the partnership items on both the Fund's and Master Fund's tax returns, and all Partners are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the Fund's and Master Fund's items have been reported. In the event the income tax returns of the Fund or Master Fund are audited by the Service, the tax treatment of the Fund's or Master Fund's income and deductions generally is determined at the limited partnership level in a single proceeding rather than by individual audits of the Partners. The General Partner, designated as the "Tax Matters Partner," has considerable authority to make decisions affecting the tax treatment and procedural rights of all Partners. In addition, unless a Partner objects, the Tax Matters Partner has the authority to bind Partners to settlement agreements and the right on behalf of all Partners to extend the statute of limitations relating to the Partners' tax liabilities with respect to Fund items.

The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the Partnership Agreement, at the request of a Partner, the General Partner, in its sole discretion, may cause the Fund and the Master Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the General Partner currently does not intend to make such election. Under some circumstances, however, a downward basis adjustment may be mandatory.

Tax Consequences of Fund Distributions

Distributions of Cash. Except as provided above, a Limited Partner receiving a cash liquidating distribution from the Fund, in connection with a complete withdrawal from the Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by the Limited Partner and the Limited Partner's adjusted tax basis in his partnership interest. The capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Limited Partner's contributions to the Fund. However, a withdrawing Limited Partner will recognize ordinary income to the extent of the Limited Partner's allocable share of the Fund's "unrealized receivables" (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a withdrawing Limited Partner will recognize ordinary income.

A Limited Partner receiving a cash nonliquidating distribution will generally recognize income and/or gain only (1) to the extent of the unrealized receivables allocable to the portion of the Limited Partner's interest that is being redeemed, which amount will be ordinary income, and (2) to the extent that the amount of the distribution exceeds the sum of the Limited Partner's adjusted tax basis in its partnership interest and the amount of such unrealized receivables, which amount will be capital gain.

As discussed above, the Partnership Agreement provides that the General Partner may specially allocate items of Fund capital gain (including short-term capital gain) to a withdrawing Partner to the extent the withdrawing Partner's capital account would otherwise exceed his adjusted tax basis in his partnership interest (net of his allocable share of partnership liabilities). Such a special allocation may result in the withdrawing Partner recognizing capital gain, which may include short-term gain, in the Partner's last taxable year in the Fund, with an equal and offsetting reduction in the amount of long-term capital gain recognized by the Partner on the liquidating distribution upon withdrawal.

Distributions of Property. Subject to the discussion below, a partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of Section 731(c)(3)(C)(iii). The Funds will determine at the appropriate time whether they qualify as an "investment partnership." Assuming they so qualify, if a Limited Partner is an "eligible partner," which term should include a Limited Partner whose contributions to the Funds consisted solely of cash and/or securities, the recharacterization rule described above would not apply.

In determining whether, if at all, the Funds should distribute stocks or securities to a particular Partner, the General Partner intends to attempt to take into account the tax consequences to the Funds and the remaining Partners, as well as the desirability of making the distribution in light of the Funds' investment program.

Foreign Taxes

It is possible that certain dividends and interest received by the Master Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Master Fund may also be subject to capital gains taxes in some of the foreign countries where it purchases and sells securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax the Master Fund will pay because the amount of the Master Fund's assets to be invested in various countries is not known.

The Limited Partners will be informed by the Fund as to their proportionate share of the foreign taxes paid by the Master Fund, which they will be required to include in their income. The Limited Partners generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A Limited Partner that is tax-exempt will not ordinarily benefit from such credit or deduction.

Unrelated Business Taxable Income

Generally, an exempt organization (including, for example, a charity or a tax-qualified retirement plan) is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.(1) This type of income is exempt even if it is realized from securities trading activity that constitutes a trade or business.

This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through a partnership) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. With respect to its investments in partnerships engaged in a trade or business, the Master Fund's income (or loss) from these investments may constitute UBTI.

UBTI also includes "unrelated debt-financed income," which generally consists of
(1) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (2) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition.

The Master Fund may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service that generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Master Fund will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not resulting in UBTI.(2) To the extent the Master Fund recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income that will be treated as UBTI generally will be based on the percentage that the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year. Indebtedness incurred by an exempt organization to acquire or to carry its investment in the Fund will also be treated as "acquisition indebtedness" for these purposes.

To the extent the Master Fund recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain that will be treated as UBTI will be based on the percentage that the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during such period. In determining the unrelated debt-financed income of the Master Fund, an allocable portion of deductions directly connected with the Master Fund's debt-financed property is taken into account. Thus, for instance, a percentage of losses, if any, from debt-financed securities (based on the debt/basis percentage calculation described above) may offset gains treated as UBTI.

-----------------------------
(1) With certain exceptions, tax-exempt organizations that are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

(2) Moreover, income realized from option writing and futures contract transactions generally should not constitute UBTI.

Because the calculation of the Master Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Master Fund from time to time,(3) it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for a Limited Partner that is an exempt organization. An exempt organization's share of the income or gains of the Fund that is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

To the extent that the Master Fund generates UBTI, the applicable Federal tax rate for such a Limited Partner generally will be either the corporate or the trust tax rate, depending upon the nature of the particular exempt organization.(4) An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report to a Partner that is an exempt organization information as to the portion, if any, of its allocated income and gains from the Master Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Master Fund is highly complex, and there is no assurance that the Fund's or Master Fund's calculation of UBTI will be accepted by the Service.

In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Master Fund's income and gains that is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments that are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.(5) However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has any UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor that is an exempt organization should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. (See "ERISA and Related Considerations" below.)

Certain Issues Pertaining to Specific Exempt Organizations

Private Foundations. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the




----------------------
(3) The calculation of a particular exempt organization's UBTI will also be affected if it incurs indebtedness to finance its investment in the Fund.

(4) An exempt organization is required to make estimated tax payments with respect to its UBTI.

(5) Certain exempt organizations that realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Limited Partner should consult its tax adviser in this regard.

foundation to carry out its exempt purposes. The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

To avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund will most probably be classified as a nonfunctionally related asset. A determination that an interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Limited Partner that is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Fund or the Master Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Master Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the General Partner believes that the Master Fund will meet such 95% gross income test.

A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

Employee Plans and IRAs. Employee benefit plans subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), individual retirement accounts, non-ERISA Keogh plans, and other plans subject to Section 4975 of the Code should consult their counsel as to the implications of such an investment under ERISA and Section 4975 of the Code. (See "ERISA and Related Considerations" below.)

Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

State and Local Taxation

In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Partner's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining the Partner's reportable income for state and local tax purposes in the jurisdiction in which he is a resident. A partnership in which the Master Fund acquires an interest may conduct business in a jurisdiction that will subject to tax a Limited Partner's share of the partnership's income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in their jurisdiction of residence.

Foreign Limited Partners

A foreign person considering acquiring an Interest in the Fund should consult his own tax advisers as to the U.S. Federal, state and local tax consequences of an investment in the Fund, as well as with respect to the treatment of income or gain received from the Fund under the laws of his country of citizenship, residence or incorporation. The previous general discussion of the taxation of Partners in the Fund may not be applicable to foreign investors. The Federal income tax treatment of a foreign investor in the Fund will depend on whether that investor is found, for Federal income tax purposes, to be engaged in a trade or business in the United States as a result of its investment in the Fund. Generally, a Partner would be deemed to be engaged in a trade or business in the United States, and would be required to file a U.S. tax return (and possibly one or more state or local returns) if the Funds are so engaged.

As long as the Master Fund's principal activity is investing and/or trading in stocks, securities and commodities for its own account and it is not a dealer in such items, a "safe harbor" under Section 864(b)(2) of the Code will apply that will exempt foreign persons owning interests in the Fund from being treated as engaged in a United States trade or business as a result of the Master Fund's stocks, securities and commodities trading activity, even if such activity otherwise constitutes a U.S. trade or business, provided that such foreign persons are not dealers in stocks, securities or commodities. Accordingly, such foreign persons owning interests in the Fund should be eligible for the safe harbor and will be exempt from Federal net taxation on the Master Fund's activities that fall within the safe harbor (other than for gains on certain securities reflecting interests in United States real property).(6) However, withholding taxes, if any, will be imposed on a foreign Partner's share of the Funds' U.S. source gross income from dividends and

--------------------------
(6) The Master Fund may engage in derivatives trading for speculative (non-hedging) purposes. Pursuant to proposed regulations, a non-U.S. taxpayer (other than a dealer in stocks, securities or derivatives) that effects transactions in the United States in derivatives (including (1) derivatives based upon stocks, securities, and certain commodities, and (2) certain notional principal contracts based upon an interest rate, equity, or certain commodities and currencies) for his own account is not deemed to be engaged in a United States trade or business. Although the proposed regulations are not final, the Service has indicated in the preamble to the proposed regulations that for periods prior to the effective date of the proposed regulations, taxpayers may take any reasonable position with respect to the application of Section 864(b)(2) of the Code to derivatives, and that a position consistent with the proposed regulations will be considered a reasonable position.

certain interest income arising from safe harbor activities, and certain other income, unless an exception is applicable to reduce or eliminate such withholding.

To the extent the Master Fund engages in a United States trade or business, and the foregoing "safe harbor" does not apply, income and gain effectively connected with the conduct of that trade or business allocated to a foreign Partner would subject such person to Federal income tax on that income on a net basis at the same rates that are generally applicable to that particular type of investor which is a U.S. person. The Fund is required to withhold U.S. income tax with respect to each foreign Partner's share of the Master Fund's effectively connected income. The amount withheld is reportable as a tax credit on the U.S. income tax return that such foreign Partner is required to file. Moreover, effectively connected earnings from the Master Fund that are allocated to a foreign corporate Partner and are not reinvested in a United States trade or business may be subject to a "branch profits tax."

If a foreign individual owns a Fund interest at the time of his death, the foreign individual's interest in the Fund or its assets may be subject to U.S. estate taxation unless provided otherwise by applicable treaty.

The identity of a foreign Partner may be disclosed on the Fund's U.S. tax return. In addition, foreign Partners may have to supply certain beneficial ownership statements to the Fund (which would be available to the Service) for them to obtain reductions in U.S. withholding tax on interest and to obtain benefits under U.S. income tax treaties, to the extent applicable.

FOR ADDITIONAL INFORMATION ON AN INVESTMENT IN THE FUND, SEE "CERTAIN TAX CONSIDERATIONS" IN THE STATEMENT OF ADDITIONAL INFORMATION.

INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE SPECIFIC FEDERAL, STATE, LOCAL, U.S. AND NON-U.S. TAX CONSEQUENCES OF THE PURCHASE AND OWNERSHIP OF AN INTEREST IN THE FUND AND/OR THE FILING REQUIREMENTS, IF ANY, ASSOCIATED WITH THE PURCHASE AND OWNERSHIP OF INTERESTS IN THE FUND.

                    ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES

Prospective investors subject to ERISA and/or Section 4975 of the Code, and other tax-exempt entities, including employee benefit plans, individual retirement accounts and Keogh plans, may not purchase or hold Interests in the Fund (except to the extent a tax-exempt entity is an investor in a Partner, provided such Partner is not an entity the underlying assets of a plan subject to ERISA and/or Section 4975 of the Code). The Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code.



                        CAPITAL ACCOUNTS AND ALLOCATIONS

Capital Accounts. The Fund will maintain a separate capital account on its books for each Partner. Each Partner's capital account will have an opening balance equal to the Partner's initial contribution to the capital of the Fund (i.e., the amount of the investment less any applicable placement fee), and thereafter, will be (i) increased by the amount of any additional capital contributions by such Partner, (ii) decreased for any payments upon repurchase or in redemption of such Partner's Interest or any distributions in respect of such Partner, and
(iii) increased or decreased as of the close of each Accounting Period by such Partner's allocable share of the net profits or net losses of the Fund. A Partner's capital account will also be adjusted for any amounts debited against the Partner's capital account as described below.

Partners' capital accounts are adjusted on the last business day of each Accounting Period, other than for repurchases and capital contributions, which are debited and credited, respectively, to the Partners' capital accounts as of the beginning of each Accounting Period.

Allocation of Profit and Loss. Net profits or net losses of the Fund for each accounting period will be allocated among and credited to or debited against the capital accounts of all Partners as of the last business day of each accounting period in accordance with Partners' respective investment percentages as of the start of such accounting period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including private placement and organizational expenses) during an accounting period, adjusted to exclude any items to be allocated among the capital accounts of the Partners other than in accordance with the Partners' respective investment percentages.

Allocation of Special Items - Certain Withholding Taxes and Other Expenditures. Withholding taxes or other tax obligations incurred by the Fund that are attributable to any Partner will be debited against the capital account of that Partner as of the close of the accounting period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Partner will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Partner and any successor to the Partner's Interest will be required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess. The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Partner, although in the event that the Fund determines that a Partner is eligible for a refund of any withholding tax, it may, at the request and expense of that Partner, assist the Partner in applying for the refund.

Any expenditures payable by the Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Partners, generally will be charged to only those Partners on whose behalf the payments are made or whose circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Partners as of the close of the accounting period during which the items were paid or accrued by the Fund.

Reserves. Appropriate reserves may be created, accrued, and charged against net assets and proportionately against the capital accounts of the Partners for contingent liabilities as of the date the contingent liabilities become known to the Fund or the Board. Reserves will be in such amounts (subject to increase or reduction) that the Fund or the Board may deem necessary or appropriate. The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Partners at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, or any increase or decrease therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such Partners, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Board, were Partners at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

                             INVESTOR QUALIFICATIONS

Interests will be sold only to persons that are "Qualified Clients" within the meaning of the Advisers Act. Such term includes, in general: (i) a natural person or company (other than, among other things, a company that is required to be registered under the 1940 Act but is not registered) that has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000; (ii) persons who have at least $750,000 under the Investment Manager's or its affiliates' management, including any amount invested in the Fund; and (iii) certain employees of the Investment Manager and its affiliates.

Interests may also only be sold to persons who are "accredited investors" within the meaning of Regulation D under the Securities Act of 1933, as amended. Generally, this includes natural persons whose net worth is in excess of $1,000,000, or whose individual income for the past two years exceeds $200,000 for each year (with his or her spouse, $300,000) and who has a reasonable expectation of reaching the same income level in the current year. It also includes companies whose total assets exceed $5,000,000.

In addition, Interests are offered only to investors that are U.S. persons for U.S. federal income tax purposes. A person is considered a U.S. person for U.S. federal income tax purposes if the person is: (i) a citizen or resident of the United States; (ii) a corporation, partnership (including an entity treated as a corporation or partnership for U.S. federal income tax purposes) or other entity (other than an estate or trust) created or organized under the laws of the United States, any state therein or the District of Columbia; (iii) an estate (other than a foreign estate defined in Section 7701(a)(31)(A) of the Internal Revenue Code of 1986, as amended (the "Code")); or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust.

Prospective investors must complete a Subscription Agreement in order to acquire an Interest in the Fund.

ADDITIONAL SALES OF INTERESTS. The Fund currently intends to accept initial and additional subscriptions of Interests as of the first business day of each calendar month through such date or at such other times as may be determined by the General Partner. The General Partner may discontinue accepting subscriptions for Interests at any time. Any amounts received in connection with a subscription for Interests will be promptly placed in an escrow account with UMB Fund Services, Inc., as the Fund's escrow agent, prior to their investment in the Fund. All subscriptions for Interests are subject to the receipt of cleared funds prior to the applicable subscription date in the full offering price. Although the Fund may accept, in its sole discretion, a subscription prior to receipt of cleared funds, a prospective Partner may not become a Partner until cleared funds have been received, and the prospective Partner is not entitled to interest or performance returns until accepted as a Partner. The prospective Partner must also submit a completed Subscription Agreement before the applicable purchase date. The Fund reserves the right to reject any offer to purchase Interests and the Investment Manager may, in its sole discretion, suspend subscriptions for Interests at any time and from time to time.

                       INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

THE FUND'S INVESTMENT OBJECTIVE. The Fund's investment objective is to generate consistent long-term appreciation and returns across all market cycles. The Fund will attempt to achieve this objective by investing substantially all of its assets into the Master Fund. The Master Fund has the same investment objective as the Fund. Although it is not required to do so, the Master Fund will seek to allocate the proceeds among at least 20 Advisors selected by the Investment Manager. It is intended that the Fund will provide the Partners (through the Fund's investment in the Master Fund) with access to Advisor Accounts, Advisor Funds, Advisors and overall asset allocation services that, on a collective basis, are typically available to larger institutions in order to seek consistent returns and relatively low volatility.

ALLOCATION. To achieve its objective, the Fund will, by investing in the Master Fund, utilize investment strategies and use Advisors that are typically available on a collective basis to larger institutions. The Investment Manager pursues the Fund's objective by allocating the Master Fund's assets with Advisors either by the Master Fund becoming a participant in an Advisor Fund or by placing the Master Fund's assets in an Advisor Account. Generally, the Investment Manager intends to select Advisors who utilize one or more of six investment strategies: Opportunistic Equity, Enhanced Fixed Income, Absolute Return, Private Equity, Real Estate and Energy/Natural Resources. However, the Investment Manager may also retain Advisors who utilize other strategies. These investments may be accomplished in various ways including direct investments and indirect investments such as through derivative transactions including swaps and options. Although it is not required to do so, the Investment Manager anticipates that the Master Fund will typically utilize at least 20 different Advisors. The Investment Manager is responsible for determining the amount of assets to be allocated to each Advisor and for reallocating assets among new and existing Advisors. Advisors may invest in a wide range of instruments and markets, including, but not limited to, U.S. and non-U.S. equities and equity-related instruments, currencies, commodities, real estate, financial futures, fixed income, debt-related instruments and other derivative products.

In addition to benefiting from the Advisors' individual investment strategies, the Fund expects to achieve the benefits of the Master Fund's broad allocation of its assets among a carefully selected group of Advisors across numerous markets and investment strategies. The Investment Manager expects that by investing through multiple Advisors and across multiple investment strategies, the Master Fund may significantly reduce the volatility inherent in a more concentrated portfolio that is invested in fewer Advisors and/or strategies.

Notwithstanding the above, the Master Fund may, from time to time and subject to applicable law, co-invest in the portfolio companies held by one or more Advisor Funds in the private equity and real estate sectors.

ACCESS. Many high quality Advisor Funds are sometimes organized as limited partnerships that are not required to register under the 1940 Act because they do not publicly offer their securities and are restricted as to either the number of investors permitted to invest in such Advisor Funds or as to the qualifications of persons eligible to invest (determined with respect to the value of investment assets held by the managers of such investor) in such Advisor Funds. Many of these Advisor Funds will have greater investment flexibility than traditional investment funds (such as mutual funds and most other registered investment companies) as to the types of securities owned, the nature of performance-based compensation paid to Advisors, the types of trading strategies employed, and in many cases, the amount of leverage they may use.

An investment in the Fund enables investors to invest, through the Master Fund's investments, with Advisors whose services generally are not available to the investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables investors to invest with a cross-section of investment strategies without incurring the high minimum investment requirements that Advisors typically would impose on investors.

CAPITAL ALLOCATION DECISIONS. The Fund expects the Master Fund to allocate its assets broadly among various investment strategies, and to have target ranges for the allocation of capital among such investment strategies. However, the asset allocation ranges provide the latitude for the Investment Manager to allocate more or less capital to a particular investment strategy depending on the Investment Manager's belief about the opportunities for attractive risk-adjusted returns afforded by that investment strategy over a given investment time horizon. In making such asset allocation decisions, the Investment Manager will consider national and international economic and geopolitical conditions, the risks incident to the investment strategy and the return opportunities for such strategy (among other considerations) and gauge these factors versus the relative opportunities with other investment strategies and the need for a broad portfolio to reduce risk (as measured by volatility).

The Fund's investment objective is non-fundamental and may be changed by the Board without the approval of the Partners. Except as otherwise stated in this Confidential Memorandum or the Limited Partnership Agreement of the Fund, the investment policies, asset allocation ranges, strategies and restrictions of the Fund are not fundamental and may be changed by the Board without the approval of the Partners. The Fund's principal investment policies and strategies are discussed below.

INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Master Fund, which in turn will invest its assets in assets managed by Advisors, with the objective of adding additional Advisors as the Master Fund's assets grow and the need to diversify among additional Advisors increases. The investment strategies in which the Advisors will invest are as follows:

OPPORTUNISTIC EQUITY. The Opportunistic Equity Portfolio will be composed of Advisor Funds that predominantly invest in all global markets, including the U.S. domestic markets, and predominantly invest in equity securities. While the Opportunistic Equity strategy will consist of Advisor Funds that trade predominantly in equity securities, certain of the Advisors chosen may additionally invest all or a portion of the Advisor Funds in debt instruments.

These Advisors will opportunistically allocate capital to those markets around the globe which present the best opportunities for profit based on either the Advisor's fundamental company valuation analysis or perceived macroeconomic shifts. To achieve an appropriately broad range of investments, the Master Fund may employ more than one Opportunistic Equity Advisor, each of which will typically focus on particular geographical markets in a general set of market capitalization ranges and/or employ a particular style of investing.

Long/Short Public Equity. The Long/Short Public Equity strategy primarily involves investments in publicly traded equity instruments in developed countries (generally). This strategy involves identifying securities that are mispriced relative to related securities, groups of securities, or the overall market. Advisors that manage Long/Short Public Equity Advisor Funds generally derive performance by establishing offsetting positions (a "long" and "short" position) based on perceived disparities in the relative values of the positions or portfolio of positions. Unlike "long only" managers, Long/Short Public Equity Advisors will almost always have "short" positions in stocks, and may also use a variety of other tools designed to enhance performance (e.g., leverage), mitigate risk and/or protect profits (e.g., market "puts" and "calls," etc.). However, to be included in this asset class, a Long/Short Public Equity Advisor will have to be "net short" biased (i.e., in general, generate returns that have a negative correlation to the overall equity markets) or be "market neutral" (i.e., attempts to offset its "long" position with a corresponding "short" position so that there is no "net long" or "net short" position). On occasion, a manager within the strategy may run a net "long" position; provided, however, that the net "long" position will typically be less than those included in the traditional "long" equity portfolio.

The Long/Short Public Equity Advisor Funds included in the Opportunistic Equity may be "market neutral" or have a net "short" bias. As a result, these Advisor Funds typically tend to have little, if any, or negative correlation with traditional equity investments (as contrasted with Long/Short Public Equity Advisors in a long equity portfolio, which will have a "net long" bias and thus would likely have a positive correlation to the broad equity markets or subsets thereof). A "net short" bias Advisor may utilize an equity index hedge to offset the impact of systemic equity risk on the Advisor Fund's short stock position. In addition, hedging can be accomplished through short sales and/or the use of index options and futures or other derivative products. Leverage may also be employed by the Advisors to enhance the risk/reward profile of the portfolio, although leverage also can increase the risk of greater portfolio losses. Short-selling relies on, among other things, fundamental analysis, in-depth knowledge of accounting, an understanding of public market pricing and/or industry research.

Investments may represent short-term trading opportunities or a longer-term fundamental judgment on the relative performance of a security. The Investment Manager believes key capabilities in long/short equity investing are in-depth fundamental and regulatory analysis, industry experience, and/or valuation and financial modeling. It is important to note that an Advisor may employ all or a portion of these capabilities in constructing its portfolio. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Global Macro. Advisors utilizing Global Macro strategies typically seek to generate income and/or capital appreciation through a portfolio of investments focused on macro-economic opportunities across numerous markets and instruments. These strategies may include positions in the cash, currency, futures and forward markets. These managers employ such approaches as long/short strategies, warrant and option arbitrage, hedging strategies, inter- and intra-market equity spread trading, futures, options and currency trading, and emerging markets (debt and equity) and other special situation investing. Trading positions are generally held both long and/or short in both U.S. and non-U.S. markets. Global Macro strategies are generally categorized as either discretionary or systematic in nature and may assume aggressive investment postures with respect to position concentrations, use of leverage, portfolio turnover, and the various investment instruments used.

With a broader global scope, returns to the Global Macro strategy generally exhibit little to no correlation with the broader domestic equity and bond markets. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Short Selling. The Short Selling strategy involves selling short the stock of companies whose fundamentals, liability profile and/or growth prospects do not support current public market valuations. A short sale involves the sale of a security that the Advisor Fund does not own with the expectation of purchasing the same security (or a security exchangeable therefor) at a later date at a lower price. To make delivery to the buyer, the Advisor Fund must borrow the security, and the Advisor Fund is obligated to return the security to the lender (which is accomplished by a later purchase of the security by the Advisor Fund) and to pay any dividends paid on the borrowed security over the term of the loan. In the U.S., when a short sale is made, the seller generally must leave the proceeds thereof with the broker and deposit with the broker an amount of cash or securities sufficient under applicable margin regulations and the requirements of the broker (which may be higher) to collateralize its obligation to replace the borrowed securities that have been sold. If short sales are effected in foreign stocks, such transactions may be governed by local law. A short sale involves the theoretically unlimited risk of an increase in the market price of the security that would result in a theoretically unlimited loss. Short-selling can be used to capitalize on any divergence between the long-term value of a stock and the short-term pricing by capital markets of the same stock. Advisor Funds may combine short-selling with an equity index hedge to offset the impact of systemic equity risk on the Advisor Fund's short stock position. Short-selling relies on, among other things, fundamental analysis, in-depth knowledge of accounting, an understanding of public market pricing and/or industry research. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

ENHANCED FIXED INCOME. Enhanced Fixed Income strategies seek to provide superior risk-adjusted investment performance by focusing on less efficient areas of the global fixed income markets (including certain sectors of the U.S. fixed income markets). In general, this strategy encompasses High Yield, Distressed, and Global Debt investing (including, among other things, in emerging markets). To achieve an appropriately broad allocation of investments, the Master Fund may employ more than one Advisor in each Enhanced Fixed Income strategy, with the objective of gaining diversification in geography (to minimize the economic or currency risk of a particular country or region), credit quality, issuers, industrial segment and/or other factors important to generate a broad portfolio. It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio.

High Yield Debt. The High Yield Debt strategy involves investing predominantly in the debt of financially troubled, or stressed, companies. These companies are generally experiencing financial difficulties that have either led to a default on their indebtedness or increased the likelihood of default. A default may be related to missing a payment of interest or principal when due ("payment default"), which is generally considered a major default, or more minor events of default, such as breaking a financial ratio (e.g., if the debt instrument requires a 2:1 cash flow to debt payment ratio, having a ratio of less than 2:1). These more minor events of default may be waived by the creditor (generally the trustee of the bond issuance), but evidence an increased likelihood that the issuer will not be able to pay the indebtedness when due. Thus, in the event that a company is experiencing financial difficulties (which is generally the case), the Investment Manager believes it is important to determine the following: (1) the capital structure of the company (particularly debt that is senior to the debt issuance being considered); (2) the asset base of the company (what would be realized in a distressed liquidation mode that is generally less than what the assets would be worth in a more orderly disposition); and (3) would this liquidation cover senior obligations and generate sufficient proceeds to repay the debt instrument being purchased. This would represent the liquidation value of the company and give the High Yield Debt Advisor the "downside" case. In addition, the High Yield Debt Advisor would analyze the company to determine the ability of the company to correct any operational difficulties, weather a recession or downturn in its industry or otherwise return to operational health. This requires strong fundamental analysis to determine the company's current health, its prospects for returning to financial health based on current trends or management plans, and the current and prospective operational and economic environment ("fundamental analysis"). In other contexts, a high yield instrument may be one that is issued by a company that still is an investment grade company (but typically in the lower end of investment grade) but may have a specific contingent liability clouding its horizon (e.g., underfunded pension obligations), be in an industry that is experiencing significant turmoil or is in a troubled region of the world, etc. Thus, the Investment Manager believes a critical aspect of investing in high yield fixed income instruments is analyzing these type and other types of exogenous events. High Yield Debt Advisors will generally consider, among other factors, the price of the security, the prospects of the issuer, the company's history, management and current conditions when making investment decisions. It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio.

High Yield Debt Advisors may deal in and with restricted or marketable securities and a significant portion of a High Yield Debt Advisor's portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available (i.e., not freely traded). Investments may involve both U.S. and non-U.S. entities and may utilize leverage.

High yield debt securities generally trade at discounts (sometimes substantial discounts) to par value because many investors are either prohibited from, or willingly avoid, investing due to the complexity of determining the securities' true risk/reward profile. Accordingly, High Yield Debt Advisor Funds typically experience significantly more volatility and risk than traditional fixed income Advisor Funds. To mitigate some of this risk, a High Yield Advisor may use certain hedging tools, such as "shorting" securities in other portions of the capital structure (e.g., being "long" the high yield debt position and "short" the issuer's common stock) in order to mitigate the risk associated with an investment in the company (which may well be highly leveraged). There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Distressed Securities. Distressed Securities strategies entail investing in the debt of companies experiencing significant financial or operational difficulties that often lead to bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event-related situations. These companies are generally experiencing even greater difficulties than companies in the "high yield" category. These securities generally trade at significant discounts to par value, because of these difficulties and because certain classes of investors are precluded, based on their investment mandates, from holding low-credit instruments. Profits are generally made based on two kinds of mispricings: (1) fundamental or intrinsic value; and (2) relative value between comparable securities. The main competencies required to successfully implement these strategies lie in correctly valuing the intricacies of distressed businesses and industries as well as in adequately assessing the period over which the capital will be invested.

Distressed Securities Advisors may seek to identify distressed securities in general or focus on one particular segment of the market (such as the senior secured debt sector, subordinated notes, trade claims or distressed real estate obligations) depending on their expertise and prior experience. Additionally, Distressed Securities Advisor Funds may be diversified across passive investments in the secondary market, participations in merger and acquisition activity, or active participation in a re-capitalization or restructuring plan. It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio. Distressed Securities Advisors may actively attempt to modify or improve a restructuring plan with the intent of improving the value of such securities upon consummation of a restructuring. Additionally, they may take an active role and seek representation in management on a board of directors or a creditors' committee. In order to achieve these objectives, Distressed Securities Advisors may purchase, sell, exchange, or otherwise deal in and with restricted or marketable securities including, without limitation, any type of debt security, preferred or common stock, warrants, options, and hybrid instruments. A significant portion of a Distressed Securities Advisor's portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available, and therefore a significant portion of the portfolio may not be freely traded. Investments may involve both U.S. and non-U.S. entities and may utilize leverage. In addition, a Distressed Securities Advisor may use certain hedging tools, such as "shorting" securities in other portions of the capital structure (e.g., being "long" the distressed securities position and "short" the issuer's common stock) in order to mitigate the risk associated with an investment in an otherwise "troubled" company. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Distressed Securities Advisor Funds typically experience significantly more volatility and risk than traditional fixed income Advisor Funds.

Global/Emerging Market Debt. Global/Emerging Market Debt investing involves purchasing debt securities including bonds, notes and debentures issued predominantly by non-U.S. corporations; debt securities issued predominantly by non-U.S. Governments; or debt securities guaranteed by non-U.S. Governments or any agencies thereof. The strategy will generally consist of Advisor Funds investing in global fixed income portfolios and/or emerging markets debt securities. Given the markets in which it invests, a significant portion of a Global Debt Advisor's portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available, and therefore a significant portion of the portfolio may not be freely traded. Further, an investment in bonds issued by foreign governments or corporations may carry significant geo-political risks, legal risks, currency risks (significant devaluations) and liquidity risks (lack of developed trading markets), among other things.

The Master Fund may invest in more than one Global Debt Advisor, with a goal of gaining diversification among macroeconomic risks, specific geographic market risk, currency risk, credit risk, and/or interest rate risk. It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio.

Given liquidity issues, currency risk, credit risk, interest rate risk and geo-political risks, Global Debt Advisor Funds typically experience significantly more volatility and risk than traditional fixed income Advisor Funds. To mitigate some of this risk, a Global Debt Advisor may use certain hedging tools, such as "shorting" securities in other portions of the capital structure (e.g., being "long" the global debt position and "short" the issuer's common stock) or buying protection for a decline in the native currency or the US dollar in order to mitigate the risk associated with an investment in a particular Global Debt security. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

ABSOLUTE RETURN

The following strategies comprise the "Absolute Return" asset class, an asset class that is defined herein as having a relatively low or negative correlation to the equity markets. In addition, certain strategies within this asset class may have less volatility through the use of arbitrage based strategies and hedging tools (e.g., "market" puts and calls, etc.). With respect to the "Absolute Return" Class, the Master Fund may invest in an Advisor Fund that utilizes one or more of the following strategies:

Convertible Arbitrage. The Convertible Arbitrage strategy typically involves the purchase of a convertible debt or preferred equity instrument (an instrument that is effectively a bond or has a fixed obligation of repayment with an embedded equity option, non-detachable warrants or an equity-linked or equity-indexed note) concurrent with the short sale of, or a short over-the-counter derivative position in, the common stock of the issuer of such debt instrument. Investment returns are driven by a combination of an attractive coupon or dividend yield, interest on the short position and the level of the underlying stock's volatility (which directly affects the option value of the security's conversion feature). The Investment Manager believes that convertible arbitrage necessitates rigorous analysis to determine the portion of the value of the convertible security that is composed of equity-like elements and the portion that is composed of debt-like elements. The Investment Manager believes that some of the key capabilities necessary to successfully run a convertible arbitrage portfolio include, among other things: reviewing the convertible market for attractive investment opportunities, accurately modeling the conversion option value, and in-depth fundamental credit analysis in building and managing the convertible arbitrage portfolio.

The Master Fund may invest in one or more Advisors with exposure in the convertible arbitrage strategy to provide greater diversification across markets (U.S. and non-U.S. issues), sectors, credit ratings, and market capitalizations.

Merger Arbitrage. The Merger Arbitrage strategy involves taking short and long investment positions in the stock of acquiring and target companies upon the announcement of an acquisition offer. Acquisitions are typically paid for in stock, cash or a combination thereof. Thus, when an acquisition is announced, the acquiring company ("Acquiror") will establish a price per share of the company being acquired ("Target") in cash (per share cash price), stock (a share ratio is established) or a combination thereof. Typically, the Target traded for less than the price being paid (in either cash or stock) prior to the announcement. When the announcement is made, the Target's stock price will typically increase but still trade at a discount to the price being offering by the Acquiror. This discount--and the size of the discount--is principally a function of three factors: (1) the risk that the acquisition will close; (2) the time frame for closing (i.e., the time value of money); and (3) the amount of liquidity or capital being deployed by merger arbitrageurs and other investors. Accordingly, if a merger arbitrageur or investor believes that the risk of the acquisition not closing is not significant relative to the returns that can be generated by the "spread" between the current stock price of the Target and the price being offered by the Acquiror, the merger arbitrageur or investor will generally buy shares of the Target and "short" shares of the Acquiror in a stock for stock transaction. When the deal closes, the risk premium vanishes and the Advisor's profit is the spread.

Acquisitions sometimes fail because the U.S. government, European Union or some other governmental entity does not approve of aspects of a transaction due to anti-trust concerns, tax reasons, subsequent disagreements between the Acquiror or Target as to management transition or corporate governance matters or changing market conditions. Accordingly, the Investment Manager believes that key factors in the successful implementation of merger arbitrage are expertise in regulatory areas such as antitrust, tax, and general corporate law; corporate governance; fundamental analysis and valuation; the ability to assess the probability of a successful outcome; and the ability to access superior market intelligence.

This strategy is more cyclical than many other strategies, since it requires a supply of corporate mergers and acquisitions to deploy capital. From the middle part of 2000 to the middle part of 2003, activity within this strategy has been limited. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Event Driven Arbitrage. Event Driven Arbitrage centers on investing in securities of companies facing a major corporate event. The goal is to identify securities with a favorable risk-reward ratio based on the probability that a particular event will occur. Such events include, but are not limited to corporate events, such as restructurings, spin-offs and significant litigation (e.g., tobacco litigation).

Opportunities in this area are created by the reluctance of traditional investors to assume the risk associated with certain corporate events. This strategy is research intensive and requires continual review of announced and anticipated events. In addition, the analysis required differs significantly from conventional securities analysis, and many investors may be ill-equipped to analyze certain types of situations or respond to them in a timely manner. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Fixed Income Arbitrage. Fixed Income Arbitrage is designed to identify and exploit anomalous (typically based on historical trading ranges) spreads in the prices of functionally equivalent or substitutable securities. Such disparities, or spreads, are often created by imbalances in supply and demand of different types of issues (for example, agencies relative to U.S. Treasuries). A combination of macroeconomic analysis, political risk analysis, analysis of government policy and sophisticated financial modeling is oftentimes used to identify pricing anomalies. A typical arbitrage position consists of a long position in the higher yield, and therefore lower priced, security and a short position in the lower yield, higher priced security. For example, agencies of a similar duration of U.S. Treasuries have over time established a relatively well defined trading range and carry a higher interest rate or yield. When agencies trade at a discount to this range (e.g., when there is discussion about whether agencies should continue to receive a U.S. government guarantee), agencies will trade at a higher than normal discount to U.S. Treasuries (reflected by a higher current yield in agencies). Accordingly, the Advisor will buy the agencies "long" and then "short" the U.S. Treasuries. When the spread narrows or becomes more in line with historical norms, the Advisor generates a profit by closing its position. In general, these fixed income investments are structured with the expectation that they will be non-directional and independent of the absolute levels of interest rates. As this interest rate exposure is hedged out, these strategies generally exhibit little to no correlation to the broader equity and bond markets. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Fixed Income Arbitrage may also include buying fixed income or yield bearing instruments "long" with a higher coupon or yield and "shorting" a shorter duration instrument with a lower coupon. The Advisor makes a "spread" on the difference between the higher yielding "long" position and the lower yielding "short" position. Investment banks may allow an Advisor to use significant leverage in these positions (particularly if the instruments are investment grade corporate securities or government securities). The principal risk in this strategy is rising interest rates, which often result in a greater decline in the value of the "long" position than in the "short" position. In such a case, the Advisor will either have to provide additional collateral to the investment bank lender or close the position at a loss. Depending on the level of leverage and the duration of the "long" position, the resulting loss of capital could be significant.

Volatility Arbitrage. This strategy entails the use of derivative investments and can be used on both a stand-alone basis and as a hedging strategy in conjunction with other investment strategies. As a stand-alone strategy, exchange traded domestic or global index options and/or options on futures contracts are used to exploit anomalies in the pricing of volatilities in related assets. There are several well-defined related securities and/or asset classes that Volatility Arbitrage Advisors typically follow to determine when they are out of their historical trading ranges. By continually monitoring these relationships, the Advisor can identify when the securities or asset classes trade out of their normal trading range and can put a trade on when there has not been a fundamental, or exogenous, change in the relationship. For example, in 2002 market index volatility reached levels not seen since the 1930's; once it was determined that the volatility indices for these markets were trading significantly above their historical trading bands, many managers put on positions that were net "short" volatility. This strategy thus seeks to profit when overall market index volatility declines, reverting back to a more normal historical range. As an adjunct strategy, these same derivative instruments can be used to manage risk and enhance returns on investments made utilizing other strategies. Use of derivatives often relies on extensive quantitative modeling, volatility estimation and proprietary in-house trading models. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Statistical Arbitrage. Statistical Arbitrage strategies seek to profit from offsetting long and short positions in stocks or groups of related stocks exhibiting pricing inefficiencies that are identified through the use of mathematical models. The strategy primarily seeks out these inefficiencies by comparing the historical statistical relationships between related pairs of securities (e.g. intra-industry or competitor companies). Once identified, the Advisor will establish both long and short positions and will often utilize leverage as the identified discrepancies are usually very slight in nature. A strong reliance on computer-driven analysis and relatively minute pricing inefficiencies are what typically separate this strategy from a more traditional long/short equity strategy. Though typically market neutral in nature, a statistical arbitrage portfolio's gross long and short positions may be significantly large and portfolio turnover can often be high.

In addition to identifying related pairs of securities, statistical arbitrageurs will also seek out inefficiencies in market index constructions. This index arbitrage strategy is designed to profit from temporary discrepancies between the prices of the stocks comprising an index and the price of a futures contract on that index. For example, by buying the 500 stocks comprising the S&P 500 index and simultaneously selling an S&P 500 futures contract, an investor can profit when the futures contract is expensive relative to the underlying basket of stocks based on statistical analysis. Like all arbitrage opportunities, index arbitrage opportunities typically disappear once the opportunity becomes better-known and other investors act on it. Index arbitrage can involve large transaction costs because of the need to simultaneously buy and sell many different stocks and futures, and so leverage is often applied. In addition, sophisticated computer programs are typically needed to keep track of the large number of stocks and futures involved.

While Statistical Arbitrage typically relies on quantitative, computer-driven models, some subjective investment decisions are required of the manager when selecting securities to be "long" and "short." The Investment Manager believes that the key requirement to profit in this strategy is strong fundamental company and industry analysis. An Advisor who is able to more clearly discern closely related pairs of securities will likely outperform trading the strategy over time. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

PRIVATE EQUITY

Private Equity investing seeks to generate capital appreciation through investments in private companies in need of capital. The Private Equity strategy seeks to profit from, among other things, the inefficiencies inherent in these markets through valuation and due diligence analysis of available business opportunities. Over time, the Master Fund will attempt to invest in a group of Advisor Funds that vary widely: sector, size, stage (venture, mezzanine, etc.), duration, liquidity, and the extent to which the Advisors take an active role in managing and operating the business. Additionally, it is expected that Advisor Funds will engage in both direct investment and co-investment private equity deals. The Investment Manager believes that the key capabilities necessary to successfully structure private equity transactions include, among other things, comprehensive business operations analysis; competitive industry landscape analysis; legal, environmental and other contingent liability analysis; ability to gauge management skill and effectiveness; ability to align interests of company management and the Advisor Fund; and ability to ascertain the optimal financing vehicle and structure. Finally, the eventual success or failure of Private Equity investing ultimately hinges on the ability of Advisors to attract and develop a steady flow of quality investment opportunities to analyze.

Securities issued by private partnerships investing in private equity investments may be more illiquid than securities issued by other Advisor Funds generally, because the partnerships' underlying private equity investments may tend to be less liquid than other types of investments. The Investment Manager anticipates that it will invest primarily in investments that are not as illiquid as private equity partnerships, and therefore the Master Fund may have little, if any, capital allocated to such partnerships, until the Investment Manager determines that, among other things, the Master Fund is large enough to have gained appropriate diversification. In addition, the Investment Manager anticipates that attractive opportunities to invest in private equity partnerships will typically occur only periodically, as the Advisors in this asset class often only raise capital for new partnerships when existing partnerships are substantially invested.

REAL ESTATE

The Real Estate strategy consists generally of investing in Advisor Funds that are: (1) registered investment companies or managers that invest in real estate investment trusts (commonly known as "REITs"); and (2) private partnerships that make direct investments in (i) existing or newly constructed income-producing properties, including office, industrial, retail, and multi-family residential properties, (ii) raw land, which may be held for development or for the purpose of appreciation, and/or (iii) timber (whether directly or through a REIT or other Advisor Fund). This strategy derives performance from accurately valuing the future income-producing capacity of a real estate property from its location, condition and previous operating history (cash flow, occupancy rates and expenses) relative to other fixed income or yield alternatives.

REITs seek to optimize share value and increase cash flows by acquiring and developing new projects, upgrading existing properties or renegotiating existing arrangements to increase rental rates and occupancy levels. REITs must distribute 90% of their net earnings to investors in order to benefit from a special tax structure, which means they may pay high dividends. The value of a particular REIT can be affected by such factors as its need for cash flow, the skill of its management team, and defaults by its lessees or borrowers or the current interest rate environment relative to the yield being generated by a particular REIT. To a much lesser extent, conventional mortgage loans, participating mortgage loans, common or preferred stock of companies whose operations involve real estate (i.e., that primarily own or manage real estate), and collateralized mortgage obligations will be used as the investment vehicle of choice.

Advisors whose Advisor Funds are private partnerships that invest in real estate typically offer the opportunity to generate high absolute returns, but without the liquidity offered by REITs. These Advisors will invest mainly in established properties with existing rent and expense schedules or in newly constructed properties with predictable cash flows or in which a seller agrees to provide certain minimum income levels. On occasion, these Advisors may invest in raw land, which may be acquired for appreciation or development purposes. These Advisors typically provide their investors with a current yield (generally from rental or lease income on properties) and will often seek to generate capital gains through the sale of properties. However, these Advisors often do not provide their investors with the right to redeem their investment in the Advisor Fund, thus the investors only gain liquidity in their investment though the distribution of rental income and the ultimate liquidation or sale of real estate assets held by the Advisor Fund.

Advisor Funds may additionally invest in foreign real estate or real estate-related investments. The Master Fund will consider the special risks involved in foreign investing before investing in foreign real estate and will not invest unless an underlying Advisor Fund has exhibited prior expertise in the foreign markets in which it invests.

Securities issued by private partnerships investing in real estate may be more illiquid than securities issued by other Advisor Funds generally, because the partnerships' underlying real estate investments may tend to be less liquid than other types of investments. The Investment Manager anticipates that it will invest primarily in investments that are not as illiquid as private real estate partnerships, and therefore the Master Fund may have little, if any, capital allocated to such partnerships, until the Investment Manager determines that, among other things, the Master Fund is large enough to have gained appropriate diversification. In addition, the Investment Manager anticipates that attractive opportunities to invest in private real estate partnerships will typically occur only periodically, as the Advisors in this asset class often only raise capital for new partnerships when existing partnerships are substantially invested.

ENERGY/NATURAL RESOURCES

The Energy strategy consists generally of investing in Advisor Funds that are:
(1) registered investment companies or managers that invest in publicly-traded energy companies; and (2) private partnerships that make direct investments in private or (sometimes) smaller publicly traded energy companies. The types of companies included within the "energy" sector will include a diverse range of energy industry sectors, including: oilfield service and equipment manufacturing sectors, exploration and production, technology, pipelines and storage, and power generation and transmission.

The Investment Manager believes that the key capabilities necessary to successfully run the energy strategy include, among other things, comprehensive business operations analysis; competitive industry landscape analysis; accurate energy asset valuation; commodities valuation and market analysis; legal, environmental and other contingent liability analysis; ability to gauge management skill and effectiveness; ability to align interests of company management and the Advisor Fund; and ability to ascertain the optimal financing vehicle and structure.

Generally, the Energy Advisors will engage in longer-term investments with lower portfolio turnover than many of the other investment strategies. Additionally, it is anticipated that the Energy strategy's returns may exhibit relatively low correlation to the returns of the broader equity and bond markets as well as the other investment strategies in the Fund.

Securities issued by private partnerships investing in energy or natural resources may be more illiquid than securities issued by other Advisor Funds generally, because the partnerships' underlying energy and natural resources investments may tend to be less liquid than other types of investments. The Investment Manager anticipates that it will invest primarily in investments that are not as illiquid as such partnerships, and therefore the Master Fund may have little, if any, capital allocated to such partnerships, until the Investment Manager determines that, among other things, the Master Fund is large enough to have gained appropriate diversification. In addition, the Investment Manager anticipates that attractive opportunities to invest in private energy or natural resources partnerships will typically occur only periodically, as the Advisors in this asset class often only raise capital for new partnerships when existing partnerships are substantially invested.

In addition, the Master Fund may invest in other natural resources, such as timberlands, basic metals (e.g., iron, aluminum, and copper), precious metals (e.g. gold, silver, platinum and palladium) and other basic commodities. The Investment Manager believes that all non-energy related investing will account for a modest portion of the overall portfolio.

                         OVERVIEW OF INVESTMENT PROCESS

MANAGER CRITERIA; PORTFOLIO CONSTRUCTION. The Fund will strive to maintain a broad allocation of its assets, both with regard to allocation of assets among Advisors and also allocation of assets among various asset classes, as set forth below. In general, studies indicate that a broadly allocated portfolio enables an investor to generate more consistent returns than one that is more concentrated. Accordingly, a broad allocation of assets is generally noted as a means to reduce investment risk as measured by volatility. Correspondingly, while a broad allocation of assets generally lowers volatility and helps to mitigate the risk of investment losses, an unconcentrated portfolio is subject to limitations on its ability to generate relatively high investment returns than a more concentrated portfolio can sometimes generate. Accordingly, an unconcentrated portfolio may be appropriate for investors that want less volatility in their portfolio and are willing to accept relatively lower, but generally more consistent, returns than a portfolio concentrated in a very few asset classes or Advisors.

In general, the Master Fund intends to allocate its assets in two ways: (1) allocation among Advisors; and (2) allocation among asset classes. The Master Fund may allocate assets to more than one Advisor Fund sponsored by the same Advisor, such as in the event that an Advisor sponsors Advisor Funds in various asset classes.

MANAGER DIVERSIFICATION. The Investment Manager defines "manager risk" as the risk that an Advisor will not generate the returns commensurate with the mean of the Advisor's peer group (e.g., same investment style and asset class) because of (a) poor fundamental analysis and/or security selection, (b) market timing,
(c) management turnover within the Advisor or (d) other factors or circumstances that affected that Advisor's performance specifically that were not caused by market conditions within the Advisor's asset class generally. Manager risk may be reduced by, among other things, due diligence conducted on the Advisors and diversifying across multiple Advisors within the same or similar asset class.

Accordingly, the Investment Manager on behalf of the Fund will generally attempt to allocate assets among multiple Advisors to achieve an appropriately broad allocation among asset classes and also among Advisors. The Master Fund will not invest assets that, at the time invested, represent more than 5% of its net assets with any one Advisor Fund or 15% of its net assets with any family of funds known by the Investment Manager to be managed by the same Advisor. It is important to note, however, that the Master Fund may invest less than 5% of its net assets with an Advisor Fund or 15% with an Advisor, and through appreciation of the Advisor Fund or Funds or depreciation of the other Advisor Funds owned by the Master Fund, these limitations may be exceeded. In such a case, the Investment Manager will reduce the Master Fund's exposure to such Advisor Fund or Advisor, as the case may be, as soon as reasonably practicable. In addition, the Master Fund shall not invest capital, which at the time invested, represents more than 10% of an Advisor Fund's assets.

ALLOCATION AMONG ASSET CLASSES. The initial asset allocation ranges are generally intended to be as follows during normal market conditions:



           ---------------------------------------------------------- -----------------------------------
                                                                                    RANGE
                                  ASSET CLASS
           ---------------------------------------------------------- ----------- ----------- -----------
                                                                         MIN.       TARGET       MAX.
           ---------------------------------------------------------- ----------- ----------- -----------
           Opportunistic Equity                                          15%         25%         35%
           ---------------------------------------------------------- ----------- ----------- -----------
           Enhanced Fixed Income                                         15%         25%         35%
           ---------------------------------------------------------- ----------- ----------- -----------
           Absolute Return                                               10%         20%         30%
           ---------------------------------------------------------- ----------- ----------- -----------
           Private Equity(1)                                              5%         10%         15%
           ---------------------------------------------------------- ----------- ----------- -----------
           Real Estate(1)                                                 5%         10%         15%
           ---------------------------------------------------------- ----------- ----------- -----------
           Energy/Natural Resources(1)                                    5%         10%         15%
           ---------------------------------------------------------- ----------- ----------- -----------


---------------------------------------------

(1) Securities issued by private partnerships investing in private equity, real estate and/or energy/natural resources may be more illiquid than securities issued by other Advisor Funds generally, because such partnerships' underlying investments may tend to be less liquid than other types of investments. The Investment Manager anticipates that attractive opportunities to invest in such partnerships will typically occur only periodically, as the Advisors in this asset class often only raise capital for new partnerships when existing partnerships are substantially invested. Accordingly, most, if not all, of the exposure that the Fund will initially have to real estate and energy is expected to be principally through investments in liquid funds that invest in publicly traded REITs and energy securities, respectively.

INVESTMENT MANAGER'S RIGHT TO ALTER ASSET ALLOCATION RANGES. Subject to the Limited Partnership Agreement of the Fund, the Investment Manager may, in its discretion, change or modify the asset allocation ranges from time to time. The Investment Manager does not currently intend to change or modify the asset allocation ranges to provide for a greater than 45% allocation to illiquid funds (at the time of investment).

                     DUE DILIGENCE AND SELECTION OF ADVISORS

GENERAL. It is the responsibility of the Investment Manager to research and identify Advisors, to satisfy itself as to the suitability of the terms and conditions of the Advisor Funds and to allocate or reallocate the Master Fund's assets among Advisors and asset classes. In the event that the Master Fund has one or more sub-advisers, it is also the responsibility of the Investment Manager to negotiate the investment subadvisory agreements, subject to requisite approval by the Partners or SEC exemptive relief from such requirements. There can be no assurance that the Fund will seek, or that the SEC will grant, such exemptive relief. The Investment Manager allocates the Master Fund's assets among Advisors using the diverse knowledge and experiences of the Investment Committee members to assess the capabilities of the Advisors and to determine an appropriate mix of investment strategies, asset classes, sectors and styles given the prevailing economic and investment environment. The Advisors with which the Master Fund invests may pursue various investment strategies and are subject to special risks. See "Risk Factors - General Risks" and "Risk
Factors - Investment Related Risks."

PROCESS OF PORTFOLIO CONSTRUCTION. The Investment Manager generally intends to employ a multi-step process in structuring and monitoring the Master Fund's portfolio.

Step 1: The Investment Manager will attempt to develop a pool of potential Advisor Funds to consider for investment. The Investment Committee will use its expertise and contacts in the investment management industry, along with third party publications and databases, to gain coverage of relevant investment opportunities across strategies, sectors, risk tolerances and objectives.

Step 2: The Investment Committee will attempt to identify potential Advisor Funds based on quantitative, qualitative, or due diligence criteria. In its quantitative consideration of potential investments, the Investment Manager may undertake a variety of analyses to screen prospective Advisor Funds. Quantitative considerations may include, among other things, an analysis of each Advisor Fund's return, risk (as measured by the volatility of a prospective Advisor Fund's returns), drawdowns (any period during which a prospective Advisor Fund's value is below its previous highest value; that is, any period during which it has suffered a loss), and correlations (the statistical relationship between a prospective Advisor Fund's return and the return of other Advisor Funds or certain markets) on both an individual basis and relative to its associated hedge fund strategy as described below. In addition, the Investment Manager may consider certain historical portfolio information for each prospective Advisor Fund.

The potential Advisor Funds may also be evaluated on the basis of certain qualitative or due diligence criteria. Qualitative considerations may include, among other things, organizational profile, assets under management, quality and experience of key investment personnel, depth and continuity of the investment team, quality of administrative systems and support staff, ability to implement strategies, and a consideration of various risk control philosophies employed by the various Advisors.

Step 3: Once a broad pool of potential Advisor Funds has been identified, the Investment Committee then determines an allocation for the Master Fund's assets across the pool, consistent with the asset allocation ranges then in effect. In creating the Master Fund's asset allocation targets (which shall be within the asset allocation ranges then in effect), the Investment Committee will analyze the performance results associated with each potential Advisor Fund and its investment strategy to determine the return, risk, and correlation relationships within and between each investment strategy and potential Advisor Fund over time. The Investment Committee may also analyze existing and developing market, economic, and/or financial trends.

Step 4: The fourth step will see this due diligence effort revisited from time to time for the life of the Master Fund. The Investment Manager intends to monitor the overall level of assets managed, the estimated capacity of each Advisor Fund, any management or firm ownership changes and the adherence to the pre-defined strategy and risk/return targets set forth when the investment was made. The Investment Committee will regularly monitor the returns of each Advisor Fund in an effort to evaluate whether its return pattern is consistent with the expected return pattern for that particular Advisor Fund or asset class, as applicable. If any Advisor Fund's returns fall outside certain limits established by the Investment Committee, the Committee may carry out a formal review of the Advisor Fund to determine if a reallocation of the Master Fund's assets is necessary. As a general matter, an Advisor who can provide statistical evidence that its management consistently outperforms its peers within the Advisor Fund's investment strategy (whether based on net performance after fees and expenses or on a risk-adjusted basis, taking into account volatility) will be favored over investment advisers whose records do not provide such evidence. In addition, the Investment Committee will also seek to add Advisor Funds that provide certain types of exposure or risk-return tendencies that complement the entire investment portfolio of the Fund or other Advisor Funds within that particular asset class.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

PURCHASE TERMS...............................................................B-1

INVESTMENT POLICIES AND PRACTICES............................................B-1

CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES....................B-3

RISKS OF SECURITIES ACTIVITIES OF THE ADVISORS..............................B-11

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES...............................B-16

BOARD OF DIRECTORS; OFFICERS................................................B-20

CODE OF ETHICS..............................................................B-25

PROXY VOTING POLICIES AND PROCEDURES........................................B-25

INVESTMENT MANAGEMENT SERVICES..............................................B-27

CONFLICTS OF INTEREST RELATING TO THE INVESTMENT MANAGER....................B-32

CONFLICTS OF INTEREST RELATING TO ADVISORS..................................B-34

CERTAIN TAX CONSIDERATIONS..................................................B-35

ERISA AND RELATED CONSIDERATIONS............................................B-40

BROKERAGE...................................................................B-40

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL.............B-42

CUSTODIAN...................................................................B-42

SUMMARY OF AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT...............B-42

REPORTS TO PARTNERS.........................................................B-45

ANTI-MONEY LAUNDERING CONSIDERATIONS........................................B-45

FISCAL YEAR.................................................................B-47

FUND ADVERTISING AND SALES MATERIAL.........................................B-48

FINANCIAL STATEMENTS........................................................B-48

                                     PART B

                      HATTERAS MULTI-STRATEGY FUND I, L.P.

                         8816 Six Forks Road, Suite 107
                                Raleigh, NC 27615
                                 (919) 846-2324





                       STATEMENT OF ADDITIONAL INFORMATION

                                 SEPTEMBER 20, 2006








THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ WITH THE CONFIDENTIAL MEMORANDUM DATED SEPTEMBER 20, 2006. CAPITALIZED TERMS
USED HEREIN BUT NOT OTHERWISE DEFINED SHALL HAVE THE SAME MEANING AS IN THE CONFIDENTIAL MEMORANDUM.

                                TABLE OF CONTENTS


                                                                                                               PAGE


PURCHASE TERMS.................................................................................................B-1

INVESTMENT POLICIES AND PRACTICES..............................................................................B-1

CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES......................................................B-3

RISKS OF SECURITIES ACTIVITIES OF THE ADVISORS................................................................B-11

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES.................................................................B-16

BOARD OF DIRECTORS; OFFICERS..................................................................................B-20

CODE OF ETHICS................................................................................................B-25

PROXY-VOTING POLICIES AND PROCEDURES..........................................................................B-25

INVESTMENT MANAGEMENT SERVICES................................................................................B-27

CONFLICTS OF INTEREST RELATING TO THE INVESTMENT MANAGER......................................................B-32

CONFLICTS OF INTEREST RELATING TO ADVISORS....................................................................B-34

CERTAIN TAX CONSIDERATIONS....................................................................................B-35

ERISA AND RELATED CONSIDERATIONS..............................................................................B-40

BROKERAGE.....................................................................................................B-40

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL...............................................B-42

CUSTODIAN.....................................................................................................B-42

SUMMARY OF AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT.................................................B-42

REPORTS TO PARTNERS...........................................................................................B-45

ANTI-MONEY LAUNDERING CONSIDERATIONS..........................................................................B-45

FISCAL YEAR...................................................................................................B-47

FUND ADVERTISING AND SALES MATERIAL...........................................................................B-48

FINANCIAL STATEMENTS..........................................................................................B-48


                                 PURCHASE TERMS

Interests are being offered only to qualified investors that meet all requirements to invest in the Hatteras Multi-Strategy Fund I, L.P. (the "Fund"). The minimum initial investment in the Fund by an investor is $100,000 and the minimum additional investment is $25,000. This minimum may be modified by the Fund from time to time.

Before an investor may invest in the Fund, the investor must certify that it is a qualified investor, that it meets other requirements for investment, and that the investor will not transfer its interests without the prior consent of the Fund.

                        INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Confidential Memorandum. Certain additional investment information is set forth below.

FUNDAMENTAL POLICIES

The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the "Interests"), are listed below. Within the limits of these fundamental policies, the Fund's management has reserved freedom of action. As defined in the Investment Company Act of 1940 (the "1940 Act"), the vote of a "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of security holders duly called, (a) of 67% or more of the Interests (by value) present at such meeting, if the holders of more than 50% of the Interests (by value) of the Fund are present or represented by proxy; or (b) of more than 50% of the Interests (by value), whichever is less.

The Hatteras Master Fund, L.P. (the "Master Fund") has substantially the same fundamental policies as the Fund; such policies cannot be changed without the approval of a majority (as such majority vote is defined in the preceding paragraph) of the outstanding voting securities of the Master Fund. To the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, orders, or other guidance provided by the Securities and Exchange Commission (the "SEC") or its staff, the Fund may not:

     o Issue senior securities or borrhow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC;

     o Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities;

     o Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements except as permitted under the 1940 Act;

     o Invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of any one issuer or of two or more issuers which the Fund or the Master Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses;

     o Invest 25% or more of the value of its total assets in Advisor Funds that, in the aggregate, have investment programs that focus on investing in any single industry;

     o Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein), except that it may hold for prompt sale and sell real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it; and

     o Purchase or sell commodities or commodities contracts or oil, gas or mineral programs, except that it may enter into (i) futures and options on futures and (ii) forward contracts.

For Purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications as set forth in Appendix A to this Statement of Additional Information. The industry classifications are not a fundamental policy.

No other policy, including the Fund's or the Master Fund's investment objective, is a fundamental policy of the Fund or the Master Fund, respectively.

Currently, under the 1940 Act, the maximum amount a mutual fund may borrow from banks is up to one-third of its total assets (including the amount borrowed). A fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the 1940 Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

Neither the Fund nor the Master Fund can issue "senior securities," except as permitted by the 1940 Act. Nevertheless, the Master Fund may engage in certain investment activities for which assets of the Fund or the Master Fund may be designated as segregated, or for which margin, collateral or escrow arrangements may be established, to cover certain obligations of the Fund or the Master Fund. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

With respect to these investment restrictions and other policies described in this Statement of Additional Information (except the Fund's and the Master Fund's policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's or the Master Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund's investment policies and restrictions do not apply to the activities and transactions of the Advisor Funds in which the assets of the Fund are invested through the Master Fund (or the investment funds in which the Master Fund's assets are invested), but will apply to investments made by the Fund directly (or any account consisting solely of Fund assets).

The Fund's and the Master Fund's investment objective is not in itself fundamental, and may be changed by the approval of the Board of Directors, and without the approval of the Partners.

TEMPORARY BORROWINGS

The Fund may borrow as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.



            CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES

As discussed in the Confidential Memorandum, the Fund will invest substantially all of its assets in the Master Fund, which will invest primarily in private investment funds ("Advisor Funds") that are managed by alternative asset managers ("Advisors") that employ a wide range of specialized investment strategies that each individually offers the potential for attractive investment returns and which, when blended together within the Master Fund's portfolio, are designed to produce an overall investment exposure that has a low correlation to the general performance of equity, debt and other markets. Advisor Funds may be either U.S. private investment funds or certain qualifying non-U.S. private investment funds. The Master Fund may also on occasion retain an Advisor to manage a designated segment of the Master Fund's assets (each, an "Advisor Account") in accordance with the Advisor's investment program. Additional information regarding the types of securities and financial instruments in which Advisors may invest the assets of Advisor Funds and Advisor Accounts, and certain of the investment techniques that may be used by Advisors, is set forth below.

EQUITY SECURITIES

The investment portfolios of Advisor Funds and Advisor Accounts will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Advisors may generally invest Advisor Funds and Advisor Accounts in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including "micro cap" companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

FIXED-INCOME SECURITIES

Advisor Funds and Advisor Accounts may invest in fixed-income securities. An Advisor will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive, and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

Advisor Funds and Advisor Accounts may invest in both investment grade and non-investment grade debt securities (commonly referred to as "junk bonds"). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a "Rating Agency") in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by an Advisor to be of comparable quality.

An Advisor Fund's or Advisor Account's investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

NON-U.S. SECURITIES

Advisor Funds and Advisor Accounts may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which Advisor Funds and Advisor Accounts may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in this Statement of Additional Information under "RISKS OF SECURITIES ACTIVITIES OF THE ADVISORS --Non-U.S. Investments."

As a general matter, Advisor Funds and Advisor Accounts are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, an Advisor Fund or Advisor Account may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Advisor Fund's or Advisor Account's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Advisor Fund or Advisor Account for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Advisor Fund or Advisor Account anticipates purchasing or selling a non-U.S. security. This technique would allow the Advisor Fund or Advisor Account to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Advisor Fund's or Advisor Account's existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Advisor Fund's or Advisor Account's non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund's or an Advisor Fund's investment objective, such as when an Advisor anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Master Fund's or Advisor Fund's investment portfolio.

ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored Depository Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

MONEY MARKET INSTRUMENTS

The Master Fund, Advisor Funds and Advisor Accounts may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as the Master Fund's investment manager, Hatteras Investment Partners, LLC (the "Investment Manager") or an Advisor deems appropriate under the circumstances. The Master Fund or Advisor Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements under which the Master Fund, an Advisor Fund or Advisor Account purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Company at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Master Fund, Advisor Fund or Advisor Account would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Master Fund, Advisor Fund or Advisor Account might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Master Fund has adopted specific policies designed to minimize certain of the risks of loss from the Master Fund's use of repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to an Advisor Fund or Advisor Account. Reverse repurchase agreements are a form of leverage which also may increase the volatility of an Advisor Fund's or Advisor Account's investment portfolio.

SPECIAL INVESTMENT TECHNIQUES

Advisor Funds and Advisor Accounts may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Advisor Funds and Advisor Accounts may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Advisor Funds or Advisor Accounts may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that an Advisor Fund or Advisor Account may suffer losses as a result of its hedging activities.

DERIVATIVES

Advisor Funds and Advisor Accounts may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit Advisor Funds and Advisor Accounts to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on an Advisor Fund's or Advisor Account's performance.

If an Advisor Fund or Advisor Account invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Advisor Fund's or Advisor Account's return or result in a loss. An Advisor Fund or Advisor Account also could experience losses if its derivatives were poorly correlated with its other investments, or if the Advisor Fund or Advisor Account were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

OPTIONS AND FUTURES

The Advisors may utilize options and futures contracts. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, an Advisor Fund or Advisor Account bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, an Advisor may have difficulty closing out its position. Over-the-counter options purchased and sold by Advisor Funds and Advisor Accounts may include options on baskets of specific securities.

The Advisors may purchase call and put options on specific securities, on indices, on currencies or on futures, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which an Advisor Fund or Advisor Account owns the underlying security. The sale of such an option exposes an Advisor Fund or Advisor Account during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Advisor Fund's or Advisor Account's books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Advisor Funds and Advisor Accounts need not be covered.

An Advisor Fund or Advisor Account may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Advisor Fund or Advisor Account will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, an Advisor would ordinarily effect a similar "closing sale transaction," which involves liquidating position by selling the option previously purchased, although the Advisor could exercise the option should it deem it advantageous to do so.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") by Advisor Funds and Advisor Accounts could cause the Master Fund to be a commodity pool, which would require the Master Fund to comply with certain rules of the CFTC. However, the General Partner will claim an exclusion from the definition of the term "Commodity Pool Operator" under the Commodity Exchange Act, as amended, and therefore is not subject to registration or regulation as a Commodity Pool Operator under the Commodity Exchange Act.

Advisor Funds and Advisor Accounts may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting an Advisor Fund or Advisor Account to substantial losses.

Successful use of futures also is subject to an Advisor's ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Some or all of the Advisors may purchase and sell stock index futures contracts for an Advisor Fund or Advisor Account. A stock index future obligates an Advisor Fund or Advisor Account to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

Some or all of the Advisors may purchase and sell interest rate futures contracts for an Advisor Fund or Advisor Account. A contract for interest rate futures represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Advisors may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

OPTIONS ON SECURITIES INDEXES

Some or all of the Advisors may purchase and sell for the Advisor Funds and Advisor Accounts call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by an Advisor of options on stock indexes will be subject to the Advisor's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

WARRANTS AND RIGHTS

Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

SWAP AGREEMENTS

The Advisors may enter into equity, interest rate, index and currency rate swap agreements on behalf of Advisor Funds and Advisor Accounts. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by an Advisor Fund or Advisor Account would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, an Advisor Fund's or Advisor Account's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, an Advisor Fund's or Advisor Account's risk of loss consists of the net amount of payments that it contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by an Advisor in whose investment vehicles the Master Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Master Fund may enter into swap agreements under which the Master Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Master Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The U.S. federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. The Master Fund does not currently intend to use swaps or other derivatives in this manner.

LENDING PORTFOLIO SECURITIES

An Advisor Fund or Advisor Account may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Advisor Fund or Advisor Account continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Advisor Fund or Advisor Account an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. An Advisor Fund or Advisor Account generally will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Advisor Fund or Advisor Account might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Advisor Fund or Advisor Account.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

To reduce the risk of changes in securities prices and interest rates, an Advisor Fund or Advisor Account may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Advisor Fund or Advisor Account enters into the commitment, but the Advisor Fund or Advisor Account does not make payment until it receives delivery from the counterparty. After an Advisor Fund or Advisor Account commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose an Advisor Fund or Advisor Account to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when an Advisor Fund or Advisor Account is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of an Advisor Fund or Advisor Account. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by an Advisor Fund or Advisor Account on a forward basis will not honor its purchase obligation. In such cases, the Advisor Fund or Advisor Account may incur a loss.

THE FUND MAY CHANGE ITS INVESTMENT OBJECTIVE, POLICIES, RESTRICTIONS, STRATEGIES, AND TECHNIQUES

Except as otherwise indicated, the Fund and the Master Fund may change their respective investment objectives and any of their respective policies, restrictions, strategies, and techniques without Partner approval. The Fund and the Master Fund's investment objective is not a fundamental policy and it may be changed by the respective Board without Partner approval. Notice will be provided to Partners prior to any such change.



                 RISKS OF SECURITIES ACTIVITIES OF THE ADVISORS

All securities investing and trading activities involve the risk of loss of capital. While the Investment Manager will attempt to moderate these risks, there can be no assurance that the Master Fund's investment activities will be successful or that the Partners will not suffer losses. The following discussion sets forth some of the more significant risks associated with the styles of investing which may be utilized by one or more Advisors:

EQUITY SECURITIES

Advisors' investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Advisors also may invest in depository receipts relating to non-U.S. securities, which are subject to the risks affecting investments in foreign issuers discussed under "Non-U.S. Investments," below. Issuers of unsponsored depository receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

BONDS AND OTHER FIXED INCOME SECURITIES

Advisor Funds and Advisor Accounts may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. Advisor Funds will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; U.S. government securities or debt securities issued or guaranteed by a non-U.S. government; municipal securities; and mortgage-backed and asset backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

NON-U.S. INVESTMENTS

It is expected that Advisor Funds and Advisor Accounts will invest in securities of non-U.S. companies and countries. Foreign obligations have risks not typically involved in domestic investments. Foreign investing can result in higher transaction and operating costs for the Master Fund. Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. issuers are subject and consequently, less information may be available to investors in companies located in such countries than is available to investors in companies located in the United States. The value of foreign investments may be affected by exchange control regulations; fluctuations in the rate of exchange between currencies and costs associated with currency conversions; the potential difficulty in repatriating funds; expropriation or nationalization of a company's assets; delays in settlement of transactions; changes in governmental economic or monetary policies in the Unites States or abroad; or other political and economic factors.

Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more developed markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Master Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems.

FOREIGN CURRENCY TRANSACTIONS

Advisor Funds and Advisor Accounts may engage in foreign currency transactions for a variety of purposes, including "locking in" the U.S. dollar price of a security between trade and settlement date, or hedging the U.S. dollar value of securities held in the Advisor Fund or Advisor Account. Advisor Funds and Advisor Accounts may also engage in foreign currency transactions for non-hedging purposes to generate returns.

Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve an Advisor Fund or Advisor Account agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. An Advisor Fund or Advisor Account would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Advisor Fund or Advisor Account has contracted to receive in the exchange. An Advisor's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

An Advisor Fund or Advisor Account may enter into forward currency exchange contracts ("forward contracts") for hedging and non-hedging purposes in pursuing its investment objective. Forward contracts are transactions involving an obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when an Advisor anticipates purchasing or selling a non-U.S. security. This technique would allow the Advisor to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an existing holding of non-U.S. securities. Imperfect correlation may exist, however, between the non-U.S securities holdings of the Advisor Fund or Advisor Account, and the forward contracts entered into with respect to those holdings. In addition, forward contracts may be used for non-hedging purposes, such as when an Advisor anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the applicable investment portfolio. Generally, Advisor Funds are subject to no requirement that they hedge all or any portion of their exposure to non-U.S. currency risks, and there can be no assurance that hedging techniques will be successful if used.

SMALL CAPITALIZATION ISSUERS

Advisor Funds and Advisor Accounts may invest in smaller capitalization companies, including micro cap companies. Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

DISTRESSED SECURITIES

Certain of the companies in whose securities the Advisor Funds or Advisor Accounts may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies' securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic factors affecting a particular industry or specific developments within the companies. An investment in any instrument is subject to no minimum credit standard and a significant portion of such obligations and stock may be rated lower than investment grade, which may result in the Master Fund's experiencing greater risks than it would if investing in higher rated instruments.

PURCHASING INITIAL PUBLIC OFFERINGS

Advisor Funds and Advisor Accounts may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Advisor to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or near-term prospects of achieving revenues or operating income. Further, when an Advisor Fund's or Advisor Account's asset base is small, a significant portion of an Advisor Fund's or Advisor Account's performance could be attributable to investments in initial public offerings, because such investments would have a magnified impact on the Advisor Fund or Advisor Account.

ILLIQUID PORTFOLIO INVESTMENTS

Advisor Funds and Advisor Accounts may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and an Advisor Fund or Advisor Account may not be able to sell them when the Advisor desires to do so or to realize what the Advisor perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over the counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

The Fund's investment in the Master Fund is itself illiquid and subject to substantial restrictions on transfer. The Fund will typically have only limited rights to withdraw its investment in the Master Fund. The illiquidity of this investment may adversely affect the Fund if it sold such investment at an inopportune time. See "Repurchase Offers" in the Fund's Confidential Memorandum.

ENERGY AND NATURAL RESOURCES

Advisor Funds and Advisor Accounts may invest in securities of energy and natural resources companies, which means that their performances will be susceptible to the economic, business or other developments that affect those industries. For example, the value of such investments may be impacted by energy prices, supply and demand fluctuations, energy conservation, tax and other regulatory policies of governments, and global events including instability in the Middle East or war. Prices of gold and other precious metals can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time, and such investments may be more volatile than other types of investments. At times, the performance of these companies may lag the performance of the broader stock market. In addition, Advisor Funds and Advisor Accounts may, but the Fund does not expect that they would, invest in energy and natural resources directly.

REAL ESTATE MARKETS

Advisor Funds and Advisor Accounts may invest in real estate, in equity securities issued by real estate companies and in real estate investment trusts ("REITs"). The main risk is that the value of such investments might decline as a result of the performance of individual stocks, a decline in the stock market in general or a general decline in real estate markets. Other risks include: extended vacancies of properties, increased competition or overbuilding, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. REIT prices also may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, and poor management.

PRIVATELY HELD COMPANIES

Advisor Funds and Advisor Accounts may invest in privately held companies. Generally, little public information exists about these companies, and Advisors will be required to rely on the ability of their management teams to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. These companies and their financial information will not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If the Advisors are unable to uncover all material information about these companies, they may not make a fully informed investment decision, and may lose money on these investments.

Substantially all of the securities of privately held companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. See "RISKS OF SECURITIES ACTIVITIES OF THE ADVISORS -Illiquid Portfolio Investments" for a detailed discussion of risks of investing in illiquid securities.

Additionally, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. All of these factors could affect the Fund's investment returns.

PAYMENT IN KIND FOR REPURCHASED INTERESTS

The Fund does not expect to distribute securities as payment for repurchased Interests except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Partners not requesting that their Interests be repurchased, or that the Fund has received distributions from the Master Fund consisting of securities of Advisor Funds or securities from such Advisor Funds that are transferable to the Partners. In the event that the Fund makes such a distribution of securities as payment for Interests, Partners will bear any risks of the distributed securities (see "SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES" below) and may be required to pay a brokerage commission or other costs in order to dispose of such securities.


                  SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

The Advisors may utilize a variety of special investment instruments and techniques to hedge against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue an Advisor Fund's or Advisor Account's investment objective. These strategies may often be executed through derivative transactions. Certain of the special investment instruments and techniques that the Advisors may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

DERIVATIVES

Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by Advisor Funds or Advisor Accounts in the future that cannot be determined at this time or until such instruments are developed or invested in by Advisor Funds or Advisor Accounts. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

CALL AND PUT OPTIONS

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above its short sales price plus the premium received for writing the put option, and gives up the opportunity for gain on the short position if the underlying security's price falls below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

HEDGING TRANSACTIONS

Advisors may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Advisors to hedge against a change or event at a price sufficient to protect an Advisor Fund's or Advisor Account's assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While an Advisor may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the non occurrence of other events being hedged against may result in a poorer overall performance for the Fund than if the Advisor had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Advisors may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Advisors from achieving the intended hedge or expose the Fund to additional risk of loss.

SWAP AGREEMENTS

An Advisor Fund or Advisor Account may enter into equity, interest rate, index and currency rate swap agreements. These transactions will be undertaken in attempting to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Advisor Fund or Advisor Account had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a "basket" of securities representing a particular index.

Most of these swap agreements would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Advisor Fund or Advisor Account is contractually obligated to make. If the other party to a swap defaults, the risk of loss consists of the net amount of payments that the Advisor Fund or Advisor Account contractually is entitled to receive.

The U.S. federal income tax treatment of swap agreements and other derivatives as described above is unclear. Swap agreements and other derivatives used in this manner may be treated as a constructive ownership of the reference property which may result in a portion of any long-term capital gain being treated as ordinary.

COUNTERPARTY CREDIT RISK

Many of the markets in which the Advisor Funds or Advisor Accounts effect their transactions are "over the counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent an Advisor Fund or Advisor Account invests in swaps, derivative or synthetic instruments, or other over the counter transactions, on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking to market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes an Advisor Fund or Advisor Account to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Advisor Fund or Advisor Account to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where an Advisor Fund or Advisor Account has concentrated its transactions with a single or small group of counterparties. Advisor Funds and Advisor Accounts are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. However, the Investment Manager, with the intent to diversify, intends to attempt to monitor counterparty credit exposure of Advisor Funds and Advisor Accounts. The ability of Advisor Funds and Advisor Accounts to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

LEVERAGE

In addition to the use of leverage by the Advisors in their respective trading strategies, the Investment Manager intends to leverage the Master Fund's allocations to the Advisors through (i) borrowings, (ii) swap agreements, options or other derivative instruments, (iii) employing certain Advisors (many of which trade on margin and do not generally need additional capital from the Master Fund in order to increase the level of the positions they acquire for it) to trade notional equity in excess of the equity actually available in their accounts or (iv) a combination of these methods. The financing entity or counterparty on any swap, option or other derivative instrument may be any entity or institution which the Investment Manager determines to be creditworthy.

The Investment Manager anticipates that Advisor Account and Advisor Fund investments generally will be maintained representing an aggregate investment with the Advisors of between 150% to 300% of the Master Fund's equity, although this investment leverage varies as the Investment Manager allocates and reallocates assets.

Thus the Master Fund, through its leveraged investments in the Advisor Funds and through each Advisor's use of leverage in its trading strategies, uses leverage with respect to the Interests. As a result of that leverage, a relatively small movement in the spread relationship between the securities and commodities interests the Master Fund indirectly owns and those which it has indirectly sold short may result in substantial losses.

Investors also should note that the leverage the Advisors employ in their Advisor Account and Advisor Fund trading can result in an investment portfolio significantly greater than the assets allocated to their trading, which can greatly increase the Fund's profits or losses as compared to its net assets.

SHORT SELLING

The Advisors may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

Advisor Funds and Advisor Accounts may also effect short sales "against the box." These transactions involve selling short securities that are owned (or that an Advisor Fund or Advisor Account has the right to obtain). When an Advisor Fund or Advisor Account enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. Advisor Funds and Advisor Accounts will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

                          BOARD OF DIRECTORS; OFFICERS

BOARD OF DIRECTORS

The Fund and the Master Fund are governed by a board of directors (the "Board," and each director, a "Director"), which is responsible for protecting the interests of the Partners under Delaware law. The Board is comprised of both Directors who are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act ("Independent Directors") and Directors who are "interested persons" ("Interested Directors"). The Board meets periodically throughout the year to oversee the Fund's activities and to review its performance and the actions of the Investment Manager.

A Director serves on the Board for a term of three years or until he is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the Board and may be removed either by vote of two-thirds of the Board not subject to the removal vote or of Partners holding not less than two-thirds of the total number of votes eligible to be cast by all of the Partners.

In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Partners. The Directors may call a meeting of the Partners to fill any vacancy in the position of a Director and must do so within 60 days after any date on which Directors who were elected by the Partners cease to constitute a majority of the directors then serving. If no Director remains to manage the business of the Fund, the Investment Manager may manage and control the Fund, but must convene a meeting of the Partners within 60 days for the purpose of either electing new Directors or dissolving the Fund. The Board will render assistance to the Partners on the question of the removal of a Director in the manner required by Section 16(c) of the 1940 Act.

The Board appoints officers of the Fund who are responsible for the Fund's day-to-day business decisions based on policies set by the Board. Each of the Fund's officers serves for an annual term or until his or her earlier resignation, death or removal. The officers of the Fund do not receive any additional compensation from the Fund.

The Directors and officers of the Fund may also be Directors or officers of some or all of the other registered investment companies managed by the Investment Manager or its affiliates (the "Fund Complex"). The table below shows, for each Director and executive officer, his or her full name, address and age, the position held with the Fund, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Fund Complex overseen by the Director, and other directorships held by such Director.

                              INTERESTED DIRECTORS

------------------------------- --------------- ------------------- ------------------------------------ -------------------
     NAME, ADDRESS & AGE         POSITION(S)     TERM OF OFFICE;      PRINCIPAL OCCUPATION(S) DURING         NUMBER OF
                                HELD WITH THE     LENGTH OF TIME          PAST 5 YEARS AND OTHER           PORTFOLIOS IN
                                     FUND             SERVED          DIRECTORSHIPS HELD BY DIRECTOR     FUND COMPLEX(1)
                                                                                                            OVERSEEN BY
                                                                                                            DIRECTOR OR
                                                                                                              OFFICER
------------------------------- --------------- ------------------- ------------------------------------ -------------------
David B. Perkins*, 43               Chief          3 year term;     Mr. Perkins has been Chairman and            3
8816 Six Forks Road               Executive      Since inception    CEO of each fund in the Fund
Suite 107                        Officer and                        Complex since inception.  Mr.
Raleigh, NC 27615                Chairman of                        Perkins became the President and
                                 the Board of                       Managing Principal of the
                                  Directors                         Investment Manager in September
                                                                    2003 and became the co-founder
                                                                    and Managing Partner of CapFinancial
                                                                    Partners, LLC in April 2003. Prior
                                                                    to that, he was Managing Partner at
                                                                    Wachovia Securities Financial
                                                                    Network, Inc. from June 2002 to
                                                                    September 2003 and Managing
                                                                    Principal of CapTrust Financial
                                                                    Advisors, LLC from October 1997
                                                                    to June 2002.
------------------------------- --------------- ------------------- ------------------------------------ -------------------


*Mr. Perkins is deemed to be an "interested" Director of the Fund because of his affiliations with the Investment Manager and his ownership interest in CapFinancial Partners, LLC, a placement agent for the Fund.

                       INDEPENDENT DIRECTORS AND OFFICERS

----------------------------------- ---------------- -------------------- ------------------------------ --------------------
       NAME, ADDRESS & AGE            POSITION(S)      TERM OF OFFICE;       PRINCIPAL OCCUPATION(S)          NUMBER OF
                                     HELD WITH THE     LENGTH OF TIME        DURING PAST 5 YEARS AND     PORTFOLIOS IN FUND
                                         FUND              SERVED          OTHER DIRECTORSHIPS HELD BY       COMPLEX(1)
                                                                                    DIRECTOR                 OVERSEEN BY
                                                                                                         DIRECTOR OR OFFICER
----------------------------------- ---------------- -------------------- ------------------------------ --------------------
H. Alexander Holmes, 63                Director;     3 year term; Since   Mr. Holmes founded Holmes               3
3408 Landor Road                         Audit          December 2004     Advisory Services, LLC, a
Raleigh, NC  27609                     Committee                          financial consultation firm,
                                        Member                            in 1993.  Mr. Holmes has
                                                                          been a Director and
                                                                          Member of the Audit Committee
                                                                          of each fund in the Fund
                                                                          Complex since December 2004.
----------------------------------- ---------------- -------------------- ------------------------------ --------------------
Steve E. Moss, 52                      Director;     3 year term; Since   Mr. Moss is a principal of          3
918 Meadow Lane                          Audit          December 2004     Holden, Moss, Knott, Clark,
Henderson, NC  27536                   Committee                          Copley & Hoyle, P.A. and
                                        Member                            has been a member manager of
                                                                          HMKCT  Properties, LLC since
                                                                          January  1996.  Mr. Moss
                                                                          has been a Director and Member
                                                                          of the Audit Committee of
                                                                          each fund in the Fund
                                                                          Complex since December 2004.
----------------------------------- ---------------- -------------------- ------------------------------ --------------------
Gregory S. Sellers, 46                 Director;     3 year term; Since   Mr. Sellers became the Chief            3
2643 Steeplechase Road                   Audit          December 2004     Financial Officer and a
Gastonia, NC  28056                    Committee                          director of Kings Plush,
                                        Member                            Inc., a fabric manufacturer,
                                                                          in April 2003.  Prior to
                                                                          that, he was the Vice
                                                                          President of Finance at
                                                                          Parkdale Mills, Inc., a
                                                                          cotton and cotton blend
                                                                          yarns producer, from January
                                                                          1991 to April 2003.  Mr.
                                                                          Sellers has been a Director
                                                                          and Member of the Audit
                                                                          Committee of each fund in
                                                                          the Fund Complex since
                                                                          December 2004.
----------------------------------- ---------------- -------------------- ------------------------------ --------------------
J. Michael Fields, 32                    Chief         Since Inception    Mr. Fields has been the CFO            N/A
8816 Six Forks Road                    Financial                          of each fund in the Fund
Suite 107                               Officer                           Complex since inception.
Raleigh, NC 27615                                                         Mr. Fields became a Director
                                                                          of the Investment Manager
                                                                          in September 2003. Prior
                                                                          to joining the Investment
                                                                          Manager, Mr. Fields was
                                                                          employed by CapTrust
                                                                          Financial Advisors from
                                                                          August 2002 to September
                                                                          2003. Prior to joining
                                                                          CapTrust, Mr. Fields was
                                                                          employed by Morgan Stanley
                                                                          as a financial adviser
                                                                          in Atlanta, Georgia
                                                                          from January 2000
                                                                          to August 2002.

----------------------------------- ---------------- -------------------- ------------------------------ --------------------
Denise Buchanan, 43                      Chief         Since Inception    Ms. Buchanan has been the              N/A
8816 Six Forks Road                   Compliance                          CCO of each fund in the Fund
Suite 107                               Officer                           Complex since inception.
Raleigh, NC 27615                                                         Ms. Buchanan became the
                                                                          Compliance Officer of
                                                                          CapFinancial Partners, LLC
                                                                          in November 2003 and of the
                                                                          Investment Manager in September
                                                                          2004. Prior to joining
                                                                          CapFinancial, Ms. Buchanan
                                                                          was President of
                                                                          Broker/Dealer Sales &
                                                                          Consulting, Inc. from 2001
                                                                          to November 2003.
                                                                          Previously, Ms. Buchanan was
                                                                          the Director of Compliance
                                                                          for Atlantic Capital
                                                                          Management, LLC from 1996 to
                                                                          2001.

----------------------------------- ---------------- -------------------- ------------------------------ --------------------
Vickey Collins, 39                     Secretary       Since Inception    Ms. Collins has been the              N/A
8816 Six Forks Road                                                       Secretary of each fund in
Suite 107                                                                 the Fund Complex since
Raleigh, NC 27615                                                         inception.  She became the
                                                                          Operations Manager for
                                                                          the Investment Manager
                                                                          in September 2004.
                                                                          Prior to joining the
                                                                          Investment Manager
                                                                          she was employed
                                                                          with McKinley Capital
                                                                          Management from 1994
                                                                          to 2004.
----------------------------------- ---------------- -------------------- ------------------------------ --------------------



     (1) The "Fund Complex" consists of the Fund, the Master Fund and Hatteras Multi-Strategy TEI Fund, L.P., which indirectly also invests substantially all of its assets in the Master Fund.

The General Partner of the Fund appointed an Initial Director to the Board and, to the fullest extent permitted by applicable law, has irrevocably delegated to the Board its rights and powers to monitor and oversee the business affairs of the Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Fund's business.

COMMITTEES

The Audit Committee of the Board is comprised of the Independent Directors. The Audit Committee recommends the selection of the independent registered public accounting firm to the Board. It also (i) reviews the scope and results of audits and the audit fees charged, (ii) reviews reports from the Fund's independent registered public accounting firm regarding the adequacy of the Fund's internal accounting procedures and controls, (iii) oversees the implementation of the Fund's valuation procedures, (iv) makes fair value determinations and establish methodologies on behalf of the Board as may be specified in the valuation procedures and (v) establishes a separate line of communication between the Fund's independent registered public accounting firm and its Independent Directors. Meetings of the Audit Committee may be held in person or by telephone conference call, as necessary.

Based on the Audit Committee's recommendation, the Board, including a majority of the Independent Directors, selected Deloitte & Touche LLP ("Deloitte") as independent registered public accounting firm of the Fund, and in such capacity it will audit the Fund's annual financial statements and financial highlights. Deloitte currently serves and may in the future serve as independent registered public accounting firm for other pooled investment vehicles managed by the Investment Manager. It may also, currently or in the future, serve as independent registered public accounting firm for certain of the Advisor Funds, or for other clients of the Advisors.

The Independent Directors meet separately to consider, evaluate and make recommendations to the full Board of Directors concerning (i) all contractual arrangements with service providers to the Fund, including investment advisory, administrative, transfer agency, custodial and distribution services, and (ii) all other matters in which the Fund, the Investment Manager or its affiliates has any actual or potential conflict of interest with the Fund.

During the fiscal year ended March 31, 2006, the Audit Committee met 2 times.

OWNERSHIP OF INTERESTS

Set forth in the table below is the dollar range of the beneficial shares owned by each Director as of December 31, 2005 in the Fund. As of August 31, 2006, the Directors and the Officers of the Fund as a group owned less than 1% of the Interests of the Fund and no person beneficially owed 5% or more of the Interests of the Fund.

---------------------------------------- -------------------------------------- --------------------------------------
Name of Director                           Dollar Value of Interests in the     Aggregate Dollar Value of Interests
                                                         Fund                   in all Registered Investment
                                                                                Companies Overseen by Director in
                                                                                Family of Investment Companies
---------------------------------------- -------------------------------------- --------------------------------------
David B. Perkins                         None                                   Over $100,000*
---------------------------------------- -------------------------------------- --------------------------------------
H. Alexander Holmes                      None                                   None
---------------------------------------- -------------------------------------- --------------------------------------
Steven E. Moss                           None                                   None
---------------------------------------- -------------------------------------- --------------------------------------
Gregory S. Sellers                       None                                   None
---------------------------------------- -------------------------------------- --------------------------------------


*Indirectly invested in the Master Fund through a private feeder fund.

DIRECTOR AND OFFICER COMPENSATION

The Fund pays no salaries or compensation to any of its Interested Directors or officers. Each Independent Director will receive an annual retainer of $10,000 from the Master Fund for his services as a Director and member of the Audit Committees of the Fund and the Master Fund. The Interested Directors receive no fees or other compensation from the Fund. All directors are reimbursed by the Fund for their reasonable travel and out-of-pocket expenses relating to attendance at meetings of the Board of Directors or committee meetings. The Directors do not receive any pension or retirement benefits from the Fund. The officers of the Fund do not receive any additional compensation from the Fund or the Master Fund.

The following table sets forth certain information regarding the compensation of the Fund's Directors and each of the three highest paid officers or any unaffiliated person of the Fund with aggregate compensation from the Fund in excess of $60,000 for the fiscal year ended March 31, 2006.


---------------------------------------- -------------------------------------- --------------------------------------
Name of Person, Position                 Aggregate Compensation from Fund       Total Compensation from Fund and
                                                                                Fund Complex Paid to Directors
---------------------------------------- -------------------------------------- --------------------------------------
H. Alexander Holmes                      $0                                     $10,000
---------------------------------------- -------------------------------------- --------------------------------------
Steven E. Moss                           $0                                     $10,000
---------------------------------------- -------------------------------------- --------------------------------------
Gregory S. Sellers                       $0                                     $10,000
---------------------------------------- -------------------------------------- --------------------------------------


                                 CODE OF ETHICS

The Fund and the Investment Manager have each adopted a code of ethics governing personal securities transactions. The codes are designed to detect and prevent improper personal trading by their personnel, including investment personnel, that might compete with or otherwise take advantage of the Fund's portfolio transactions. Covered persons include the directors and the officers of the Fund and Directors of the Investment Manager, as well as employees of the Investment Manager having knowledge of the investments and investment intentions of the Fund. The codes of ethics permit persons subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                      PROXY VOTING POLICIES AND PROCEDURES

The Fund invests substantially all of its investable assets in the Master Fund. The Master Fund invests substantially all of its assets in Advisor Accounts and securities of Advisor Funds, which include, but are not limited to, private partnerships, limited liability companies or similar entities managed by Advisors (commonly referred to as "hedge funds," "private equity funds" or "private funds"). Investments in Advisor Funds do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Investment Manager and/or the Master Fund may receive notices from such Advisor Funds seeking the consent of holders in order to materially change certain rights within the structure of the security itself or change material terms of the Advisory Funds' limited partnership agreement, limited liability company operating agreement or similar agreement with investors. To the extent that the Master Fund receives notices or proxies from Advisor Funds (or receives proxy statements or similar notices in connection with any other portfolio securities), the Master Fund has delegated proxy voting responsibilities with respect to the Master Fund's portfolio securities to the Investment Manager, subject to the Board's general oversight and with the direction that proxies should be voted consistent with the Master Fund's best economic interests. In general, the Investment Manager believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund. If an analyst, trader or partner of the Investment Manager believes that voting in accordance with stated proxy-voting guidelines would not be in the best interests of the Fund, the proxy will be referred to the Investment Manager's Chief Compliance Officer for a determination of how such proxy should be voted.

The Investment Manager will generally vote to support management recommendations relating to routine matters such as the election of directors (where no corporate governance issues are implicated), the selection of independent auditors, an increase in or reclassification of common stock, the addition or amendment of indemnification provisions in the company's charter or by-laws, changes in the board of directors and compensation of outside directors. The Investment Manager will generally vote in favor of management or shareholder proposals that the Investment Manager believes will maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the company's board of directors and management and maintain or increase the rights of shareholders.

On non-routine matters, the Investment Manager will generally vote in favor of management proposals for mergers or reorganizations, reincorporation plans, fair-price proposals and shareholder rights plans so long as such proposals are in the best economic interests of the Master Fund.

If a proxy includes a matter to which none of the specific policies described above or in the Investment Manager's stated proxy-voting guidelines is applicable or a matter involving an actual or potential conflict of interest as described below, the proxy will be referred to the Investment Manager's Chief Compliance Officer for a determination of how such proxy should be voted.

In exercising its voting discretion, the Investment Manager and its employees will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Investment Manager (or an affiliate of the Investment Manager), any issuer of a security for which the Investment Manager (or an affiliate of the Investment Manager) acts as sponsor, advisor, manager, custodian, distributor, underwriter, broker or other similar capacity or any person with whom the Investment Manager (or an affiliate of the Investment Manager) has an existing material contract or business relationship not entered into in the ordinary course of business (the Investment Manager and such other persons having an interest in the matter being called "Interested Persons"), the Investment Manager will make written disclosure of the conflict to the Independent Directors of the Master Fund indicating how the Investment Manager proposes to vote on the matter and its reasons for doing so. If the Investment Manager does not receive timely written instructions as to voting or non-voting on the matter from the Master Fund's Independent Directors, the Investment Manager may take any of the following actions which it deems to be in the best interests of the
Fund: (i) engage an independent third party to determine whether and how the proxy should be voted and vote or refrain from voting on the matter as determined by the third party; (ii) vote on the matter in the manner proposed to the Independent Directors if the vote is against the interests of all Interested Persons; or (iii) refrain from voting on the matter.

The voting rights of members of the Master Fund will be substantially similar to those of the Partners of the Fund. Whenever the Fund, as a member of the Master Fund, is requested to vote on matters pertaining to the Master Fund, the Fund will seek voting instructions from Partners and will vote its Master Fund interest for or against such matters proportionately to the instructions to vote for or against such matters received from Partners. In the event that the Fund does not receive voting instructions from Partners, the portion of the Fund's Master Fund interest allocable to such Partners will be voted in the same proportions as the portion with respect to which it has received voting instructions.

The Master Fund and the Fund each are required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Once filed, each of the Fund's and the Master Fund's Form N-PX filing will be available: (i) without charge, upon request, by calling 1-800-390-1560, or (ii) by visiting the SEC's website at www.sec.gov.

                         INVESTMENT MANAGEMENT SERVICES

THE INVESTMENT MANAGER

Hatteras Investment Partners LLC serves as investment manager to the Master Fund and is subject to the ultimate supervision of and subject to any policies established by the Board. David B. Perkins is the managing member of the Investment Manager. The Investment Manager is responsible for the selection of Advisors and the allocation of the assets of the Master Fund for investment among the Advisors. In addition, the Investment Manager is responsible for investing the cash portion of the Fund's assets not invested in the Master Fund.

Pursuant to the terms of an investment management agreement entered into between the Master Fund and the Investment Manager dated as of January 3, 2005, as amended (the "Investment Management Agreement"), the Investment Manager is responsible for developing, implementing and supervising the Master Fund's investment program and in connection therewith shall regularly provide investment advice and recommendations to the Master Fund with respect to its investments, investment policies and purchases and sales of securities for the Master Fund and arranging for the purchase and sale of such securities. The Investment Manager is authorized, subject to the approval of the Board, to retain one or more of its affiliates to assist it in providing investment management services.

Advisors will charge the Master Fund asset-based fees, and certain Advisors will also be entitled to receive performance-based fees or allocations. Such fees and performance-based compensation are in addition to the fees charged to the Master Fund by the Investment Manager. An investor in the Fund bears a proportionate share of the expenses of the Master Fund and the Fund and, indirectly, similar expenses of the Advisor Funds. Investors could avoid the additional level of fees and expenses at the Master Fund and Fund level by investing directly with the Advisor Funds, although access to many Advisor Funds may be limited or unavailable.

In consideration of the advisory and other services provided by the Investment Manager to the Master Fund pursuant to the Investment Management Agreement, the Master Fund will pay the Investment Manager a management fee (the "Management Fee"), payable monthly in arrears, at an annual rate of 1.00% of the Master Fund's net assets determined as of the end of each calendar month. In the case of a partial month, the Management Fee will be based on the number of days during the month in which the Investment Manager invested Master Fund assets. The Management Fee will be paid to the Investment Manager out of the capital account of each limited partner of the Master Fund and will decrease the net profits or increase the net losses of the Master Fund that are credited to or debited against the capital accounts of its limited partners. The Management Fee will be computed as a percentage of the capital account of each limited partner of the Master Fund, valued based on the net assets of the Master Fund as of month end. Net assets means the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund.

So long as the Fund invests all of its investable assets in the Master Fund, the Fund's Partners bear an indirect share of the Investment Management Fee through the Fund's investment in the Master Fund.

         The Investment Management Agreement was approved by the Master Fund Board (including a majority of the Independent Directors) at a meeting held in person on December 27, 2004. The Investment Management Agreement has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Master Fund Board or by vote of a majority of the Interests of the Master Fund; provided that in either event the continuance is also approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty, on 60 days' prior written notice by the Master Fund Board, by vote of a majority of the Interests of the Master Fund or by the Investment Manager. The Investment Management Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

         The Investment Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Investment Management Agreement, the Investment Manager is not liable to the Fund or to any investor for any loss the Master Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. In addition, it provides that the Investment Manager may act as investment manager for any other person, firm or corporation and use the name "Hatteras" in connection with other investment companies for which it may act as investment manager or general distributor. If Hatteras Investment Partners LLC shall no longer act as investment manager of the Master Fund, it may withdraw the right of the Fund to use the name "Hatteras" as part of its name.

         The Investment Manager or its designee maintains the Master Fund's accounts, books and other documents required to be maintained under the 1940 Act at the principal business office of the Investment Manager.

         A discussion regarding the basis of the Board's approval of the Investment Management Agreement for the Master Fund is available in the Master Fund's annual report dated March 31, 2005.

PORTFOLIO MANAGERS - OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

          The following table provides information about portfolios and accounts, other than the Master Fund, for which the members of the Investment Committee of the Investment Manager are primarily responsible for the day-to-day portfolio management as of March 31, 2006:


------------------------------- ---------------- ---------------- ------------------ ----------------- ------------------

                                                                                     # OF ACCOUNTS
                                                                                     MANAGED FOR       TOTAL ASSETS FOR
                                                 TOTAL # OF                          WHICH ADVISORY    WHICH ADVISORY
NAME OF INVESTMENT COMMITTEE    TYPE OF          ACCOUNTS                            FEE IS BASED ON   FEE IS BASED
MEMBER                          ACCOUNTS         MANAGED          TOTAL ASSETS       PERFORMANCE       ON PERFORMANCE
------------------------------- ---------------- ---------------- ------------------ ----------------- ------------------
  Mark W. Yusko                 Registered       2                $550,000,000       1                 $100,000,000
                                Investment
                                Companies
------------------------------- ---------------- ---------------- ------------------ ----------------- ------------------
                                Other Pooled
                                Investment       6                $331,000,000       6                 $331,000,000
                                Vehicles
------------------------------- ---------------- ---------------- ------------------ ----------------- ------------------
                                Other Accounts   8                $673,000,000       8                 $673,000,000
------------------------------- ---------------- ---------------- ------------------ ----------------- ------------------

------------------------------- ---------------- ---------------- ------------------ ----------------- ------------------
  David B. Perkins              Registered       0                $0                 0                 $0
                                Investment
                                Companies
------------------------------- ---------------- ---------------- ------------------ ----------------- ------------------
                                Other Pooled
                                Investment       0                $0                 0                 $0
                                Vehicles
------------------------------- ---------------- ---------------- ------------------ ----------------- ------------------
                                Other Accounts   0                $0                 0                 $0
------------------------------- ---------------- ---------------- ------------------ ----------------- ------------------

------------------------------- ---------------- ---------------- ------------------ ----------------- ------------------
  Joshua E. Parrott             Registered
                                Investment       0                $0                 0                 $0
                                Companies
------------------------------- ---------------- ---------------- ------------------ ----------------- ------------------
                                Other Pooled
                                Investment       0                $0                 0                 $0
                                Vehicles
------------------------------- ---------------- ---------------- ------------------ ----------------- ------------------
                                Other Accounts   0                $0                 0                 $0
------------------------------- ---------------- ---------------- ------------------ ----------------- ------------------

PORTFOLIO MANAGERS - POTENTIAL CONFLICTS OF INTERESTS

         Mr. Yusko is responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including unregistered hedge funds and funds of hedge funds. He may manage separate accounts or other pooled investment vehicles which may have materially higher or different fee arrangements than the registrant and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The Investment Manager has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the Investment Manager has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Messrs. Perkins and Parrott do not manage any other accounts and therefore no material conflicts of interest arise out of their management of the registrant.

PORTFOLIO MANAGERS - COMPENSATION

         The compensation of the members of the Investment Committee of the Investment Manager includes a combination of the following: (i) fixed annual salary; (ii) a variable portion of the management fee paid by the Master Fund to the Investment Manager; and (iii) a variable portion of any incentive compensation paid by the Fund, or any other feeder fund, to the Investment Manager or its affiliates. The portions of the management fee and incentive fee paid to a member of the Investment Committee are based on the pre-tax performance of the Fund as compared to a benchmark. The Investment Manager uses the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year as a benchmark for the Fund's pre-tax performance when determining the variable components of the compensation of members of the Investment Committee.

PORTFOLIO MANAGERS - SECURITIES OWNERSHIP



         The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee of the Investment Manager indirectly in the Master Fund as of March 31, 2006:

     ------------------------------- ------------------------------------
           Name of Investment                  Dollar Range of
                                                 Fund Shares
            Committee Member                 Beneficially Owned
     ------------------------------- ------------------------------------
     Mark Yusko                             $100,001 to $500,000
     ------------------------------- ------------------------------------
     David B. Perkins                       $100,001 to $500,000
     ------------------------------- ------------------------------------
     Josh Parrott                            $10,001 to $50,000
     ------------------------------- ------------------------------------


            CONFLICTS OF INTEREST RELATING TO THE INVESTMENT MANAGER

The Investment Manager may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Master Fund ("Hatteras Accounts"). The Investment Manager expects to employ an investment program for the Master Fund that is substantially similar to the investment program employed by it for certain Hatteras Accounts. As a general matter, the Investment Manager will consider participation by the Fund (through its investment in the Master Fund) in all appropriate investment opportunities that are under consideration for those other Hatteras Accounts. There may be circumstances, however, under which the Investment Manager will cause one or more Hatteras Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Investment Manager will commit the Master Fund's assets. There also may be circumstances under which the Investment Manager will consider participation by Hatteras Accounts in investment opportunities in which the Investment Manager does not intend to invest on behalf of the Master Fund, or vice versa.

The Investment Manager will evaluate for the Master Fund and for each Hatteras Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Master Fund or a Hatteras Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Master Fund and the Hatteras Accounts in the context of any particular investment opportunity, the investment activities of the Master Fund and the Hatteras Accounts may differ from time to time. In addition, the fees and expenses of the Master Fund will differ from those of the Hatteras Accounts. Accordingly, the future performance of the Fund, the Master Fund and the Hatteras Accounts will vary.

When the Investment Manager determines that it would be appropriate for the Master Fund and one or more Hatteras Accounts to participate in an investment transaction in the same Advisor Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Investment Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Master Fund participate, or participate to the same extent as the Hatteras Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Investment Manager will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where the Master Fund could be disadvantaged because of the investment activities conducted by the Investment Manager for the Hatteras Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Advisors with respect to Advisor Funds) on the combined size of positions that may be taken for the Master Fund and the Hatteras Accounts, thereby limiting the size of the Master Fund's position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Master Fund and the Hatteras Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Master Fund may be legally restricted from entering into a "joint transaction" (as defined in the 1940 Act) with the Hatteras Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC.

Directors, officers, employees and affiliates of the Investment Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Manager, or by the Investment Manager for the Hatteras Accounts, that are the same, different or made at a different time than positions taken for the Master Fund.

Except in accordance with applicable law, the Investment Manager and its affiliates are not permitted to buy securities or other property from, or sell securities or other property to, the Fund or the Master Fund. However, subject to certain conditions imposed by applicable rules under the 1940 Act, the Master Fund may effect certain principal transactions in securities with one or more accounts managed by the Investment Manager, except for accounts as to which the Investment Manager or any of its affiliates serves as a general partner or as to which it may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Investment Manager or one of its affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the Investment Manager has determined it would be appropriate for both the Master Fund to purchase (or sell), and for another account to sell (or purchase), the same security or instrument on the same day.

Future investment activities of the Investment Manager and its affiliates, and of its respective directors, officers or employees, may give rise to additional conflicts of interest.

                   CONFLICTS OF INTEREST RELATING TO ADVISORS

The Investment Manager anticipates that each Advisor will consider participation by the applicable Advisor Fund (references in this section to Advisor Fund include Advisor Account as defined in the section entitled "Certain Portfolio Securities and Other Operating Policies") in all appropriate investment opportunities that are also under consideration for investment by the Advisor for other investment funds and accounts managed by the Advisor ("Advisor Managed Accounts") that pursue investment programs similar to that of the applicable Advisor Fund or the Master Fund. However, there can be no guarantee or assurance that Advisors will follow such practices or that an Advisor will adhere to, and comply with, its stated practices, if any. In addition, circumstances may arise under which an Advisor will cause its Advisor Managed Accounts to commit a larger percentage of their assets to an investment opportunity than to which the Advisor will commit assets of the Advisor Fund. Circumstances may also arise under which an Advisor will consider participation by its Advisor Managed Accounts in investment opportunities in which the Advisor intends not to invest on behalf of the Advisor Fund, or vice versa.

Situations may occur where the Master Fund could be disadvantaged by investment activities conducted by the Advisor for the Advisor Managed Accounts. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken for an Advisor Fund in which the Fund and/or Advisor Managed Accounts participate (collectively, "Co-Investors" and, individually, a "Co-Investor"), limiting the size of the Advisor Fund's position; (2) legal prohibitions on the Co-Investors' participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instrument is limited.

An Advisor may from time to time cause an Advisor Fund to effect certain principal transactions in securities with one or more Advisor Managed Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Advisor determined it was appropriate for the Advisor Fund to purchase and an Advisor Account to sell, or the Advisor Fund to sell and the Advisor Managed Account to purchase, the same security or instrument on the same day.

Each Advisor, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, including interests in Advisor Funds, and may have conflicts of interest with respect to investments made on behalf of an Advisor Fund in which the Master Fund participates. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Advisor that are the same as, different from or made at different times than positions taken for the Advisor Fund in which the Master Fund participates. Future investment activities of the Advisors, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest that could disadvantage the Master Fund, the Fund and, ultimately, the Fund's Partners.

Advisors or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Advisor or its affiliates. In addition, Advisors or their affiliates may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliates of the Advisor) may provide to one or more Advisor Accounts.

                           CERTAIN TAX CONSIDERATIONS



The following summarizes certain additional tax considerations generally affecting the Master Fund, the Fund and the Partners that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Master Fund, Fund or their Partners, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.



Tax Treatment of Master Fund Investments

In General. The Master Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader or investor is a person who buys and sells securities for its own account. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation. The Fund expects to take the position that its securities trading activity constitutes a trade or business for Federal income tax purposes.

Generally, the gains and losses recognized by a trader or investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations - `Section 988' Gains or Losses" below) and certain other transactions described below, the Master Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Master Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the Master Fund's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the recognition, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Master Fund.

The maximum Federal ordinary income tax rate for individuals is 35%(1) and, in general, the maximum individual Federal income tax rate for long-term capital gains is 15%(2) (unless the taxpayer elects to be taxed at ordinary rates in certain circumstances - see "Limitation on

(1) Pursuant to a "sunset" provision the top rate will be restored to 39.6% in 2011.

(2) Pursuant to a "sunset" provision the long-term capital gains tax rate will be restored to 20% in 2011.

Deductibility of Interest and Short Sale Expenses" below), although in all cases the actual rates may be higher due to the phase-out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum Federal income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses generally may be carried back three years (subject to certain limitations) and carried forward five years.

The Master Fund may realize ordinary income from dividends and accruals of interest on securities. The Master Fund may hold debt obligations with "original issue discount." In such case, the Master Fund will be required to include amounts in taxable income on a current basis even though receipt of those amounts may occur in a subsequent year. The Master Fund may also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Master Fund generally will be required to treat gain realized as interest income to the extent of the market discount that accrued during the period the debt obligation was held by the Master Fund. The Master Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business, if any. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. Moreover, any gain recognized from certain "conversion transactions" will be treated as ordinary income.(3)

Currency Fluctuations - "Section 988" Gains or Losses. To the extent that the Master Fund's investments are made in securities denominated in a foreign currency, gain or loss realized by the Master Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to the Master Fund's investments in common stock of foreign issuers will be treated as capital gains or losses at the time of the disposition of the stock. However, under Section 988 of the Code, gains and losses of the Master Fund on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) generally will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Master Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Master Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.


(3) Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (1) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (2) certain straddles, (3) generally any other transaction that is marketed or sold on the basis that it will have the economic characteristics of a loan but the interest-like return would otherwise be taxed as capital gain or (4) any other transaction specified in Regulations.

As indicated above (see "Investment Policies and Practices"), the Master Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Master Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Master Fund and is not a part of a straddle transaction and (ii) the Master Fund makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

Section 1256 Contracts. In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A
Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held by the Master Fund at the end of each taxable year of the Master Fund are treated for Federal income tax purposes as if they were sold by the Master Fund for their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Master Fund in computing its taxable income for such year. If a
Section 1256 Contract held by the Master Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - `Section 988' Gains or Losses" above.) If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, that consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, the Master Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Master Fund will be accepted by the Service.

Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Master Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Master Fund for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Master Fund.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Master Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Master Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Master Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date the Master Fund enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Effect of Straddle Rules on Limited Partners' Securities Positions. The Service may treat certain positions in securities held (directly or indirectly) by a Partner and his indirect interest in similar securities held by the Master Fund as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect a Partner's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

Limitation on Deductibility of Interest and Short Sale Expenses. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

For purposes of this provision, the Fund's and Master Fund's activities will generally be treated as giving rise to investment income for a Limited Partner, and the investment interest limitation will apply to a noncorporate Limited Partner's share of the interest and short sale expenses attributable to the Master Fund's operation. In such case, a noncorporate Limited Partner will be denied a deduction for all or part of that portion of his distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless he has sufficient investment income from all sources including the Fund and Master Fund. A Limited Partner who cannot deduct losses currently as a result of the application of Section 163(d) will be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation will also apply to interest paid by a noncorporate Limited Partner on money borrowed to finance his investment in the Fund. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

Deductibility of Fund Investment Expenditures and Certain Other Expenditures. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income.(4) In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2006, $150,500 or $72,250 for a married person filing a separate return) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may be deducted only to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of such itemized deductions otherwise allowable for the taxable year.(5) Moreover, such investment expenses are miscellaneous itemized deductions, which are not deductible by a noncorporate taxpayer in calculating his alternative minimum tax liability.

Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility should not apply to a noncorporate Limited Partner's share of the expenses of the Fund and Master Fund to the extent that the Master Fund is engaged, as it expects to be, in a trade or business within the meaning of the Code. Although the Fund and Master Fund intends to treat its expenses as not being subject to the foregoing limitations on deductibility, there can be no assurance that the Service may not treat such expenses as investment expenses that are subject to the limitations.

The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Limited Partners should consult their tax advisers with respect to the application of these limitations.

No deduction is allowed for any placement fees paid by a Partner to acquire an Interest, and no deduction will be allowed for any Partner for other Fund expenditures attributable to placement services. Instead any such fees will be included in the Partner's adjusted tax basis for his Interest.

Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and


---------------------

(4) However, Section 67(e) of the Code provides that, in the case of a trust or an estate, that limitation does not apply to deductions or costs that are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. There is a disagreement between two Federal Courts of Appeals on the question whether investment advisory fees incurred by a trust are exempt (under
Section 676(e)) from the 2% of adjusted gross income floor on deductibility. Limited Partners that are trusts or estates should consult their tax advisors as to the applicability of these cases to the investment expenses that are allocated to them.

(5) Under legislation enacted in 2001, the latter limitation on itemized deductions will be reduced starting in calendar year 2006 and will be completely eliminated by 2010. However, this legislation contains a "sunset" provision that will result in the limitation on itemized deductions being restored in 2011.

certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Master Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive activity losses from other sources generally will not be deductible against a Limited Partner's share of such income and gain from the Fund. However, income or loss attributable to the
Master Fund's investments in partnerships engaged in certain trades or businesses may constitute passive activity income or loss.

"Phantom Income" from Fund Investments. Pursuant to various "anti-deferral" provisions of the Code (the "subpart F" and "passive foreign investment company" provisions), investments (if any) by the Master Fund in certain foreign corporations may cause a Limited Partner to (i) recognize taxable income prior to the Master Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.





                        ERISA AND RELATED CONSIDERATIONS

No plans or accounts subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or to Section 4975 of the Code will be permitted to purchase or otherwise acquire interests in the Fund (except to the extent such a plan or account is an investor in a Partner).

                                    BROKERAGE

THE FUND

It is the policy of each of the Fund and the Master Fund to obtain the best results in connection with effecting its portfolio transactions taking into account factors similar to those expected to be considered by the Investment Manager as described above. In most instances, the Master Fund will purchase interests in an Advisor Fund directly from the Advisor Fund, and such purchases by the Master Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund and the Master Fund contemplate that, consistent with the policy of obtaining the best net result, any brokerage transactions of the Fund and the Master Fund may be conducted through affiliates of the Investment Manager.

ADVISOR FUNDS

The Advisor Funds will incur transaction expenses in the management of their portfolios, which will decrease the value of the Master Fund's investment in the Advisor Funds. In view of the fact that the investment program of certain of the Advisor Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Advisor Funds may be substantially greater than the turnover rates of other types of investment vehicles. In addition, the order execution practices of the Advisor Funds may not be transparent to the Investment Manager. Each Advisor Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Investment Manager will have no direct or indirect control over the brokerage or portfolio trading policies employed by the investment advisers of the Advisor Funds. The Investment Manager expects that each Advisor Fund will generally select broker-dealers to effect transactions on the Advisor Fund's behalf substantially in the manner set forth below.

In selecting brokers and dealers to execute transactions on behalf of an Advisor Fund or Advisor Account, the Investment Manager expects each Advisor will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities. Although it is expected that each Advisor generally will seek reasonably competitive commission rates, an Advisor may not necessarily pay the lowest commission available on each transaction. The Advisors may typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokerage practices adopted by Advisors with respect to Advisor Funds may vary and will be governed by each Advisor Fund's organizational documents.

Consistent with the principle of seeking best price and execution, an Advisor may place orders for an Advisor Fund or Advisor Account with brokers that provide the Advisor and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Advisors are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Advisors or their affiliates in providing services to clients other than the Advisor Funds and the Advisor Accounts they manage. In addition, not all of the supplemental information is necessarily used by an Advisor in connection with the Advisor Fund or Advisor Account it manages. Conversely, the information provided to an Advisor by brokers and dealers through which other clients of the Advisor or its affiliates effect securities transactions may be useful to the Advisor in providing services to the Advisor Fund or an Advisor Account.

No guarantee or assurance can be made that an Advisor Fund's brokerage transaction practices will be transparent or that the Advisor Fund will establish, adhere to, or comply with its stated practices. However, as the Advisor Funds may not be investment companies registered under the 1940 Act, they may select brokers on a basis other than as outlined above and may receive benefits other than research or that benefit the Advisor Fund's investment adviser or its affiliates rather than the Advisor Fund. The Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Advisor Funds.

Advisor Funds may make investments directly in the issuers of their underlying securities, and in some instances may not be subject to transaction expenses.

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

Deloitte & Touche LLP serves as the Fund's independent registered public accounting firm. Its principal business address is 1700 Market Street, 25th Floor, Philadelphia, Pennsylvania 19103.

Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, acts as Fund Counsel.

                                    CUSTODIAN

UMB Bank, N.A. (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets of the Fund are not held by the Investment Manager or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 1010 Grand Boulevard, Kansas City, Missouri 64106.

          SUMMARY OF AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT

An investor in the Fund will be a Partner of the Fund and his or her rights in the Fund will be established and governed by the Amended and Restated Limited Partnership Agreement ("Limited Partnership Agreement") of the Fund. A prospective investor and his or her advisors should carefully review the Limited Partnership Agreement as each Partner will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Limited Partnership Agreement that may not be described elsewhere in this Statement of Additional Information. The description of such items and provisions is not definitive and reference should be made to the complete text of the Limited Partnership Agreement.

PARTNERS; ADDITIONAL CLASSES OF INTERESTS

Persons who purchase Interests will be Partners of the Fund. In addition, to the extent permitted by the 1940 Act or any required exemptive relief, the Fund reserves the right to issue additional classes of Interests in the future subject to fees, charges, repurchase rights and other characteristics different from those of the Interests offered in this Statement of Additional Information.

LIABILITY OF PARTNERS

Under Delaware law and the Limited Partnership Agreement, each Partner will be liable for the debts and obligations of the Fund only to the extent of the value of such Partner's Interest. A Partner, in the sole discretion of the Board, may be obligated to return to the Fund amounts distributed to the Partner in accordance with the Limited Partnership Agreement in certain circumstances where, after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund's assets.

LIMITATION OF LIABILITY; INDEMNIFICATION

The Limited Partnership Agreement provides that the members and former members of the Board and the Investment Manager (including certain of its affiliates, among others) shall not be liable to the Fund or any of the Partners for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The Limited Partnership Agreement also contains provisions for the indemnification, to the extent permitted by law, of the General Partner, the members and former members of the Board and the Investment Manager (including certain of its affiliates, among others) by the Fund (but not by the Partners individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any Partner for the repayment of any positive balance in the Partner's capital account or for contributions by the Partner to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Limited Partnership Agreement shall not be construed so as to limit liability or provide for indemnification of the members and former members of the Board and the Investment Manager (including certain of its affiliates, among others) for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Limited Partnership Agreement to the fullest extent permitted by law.

POWER OF ATTORNEY

In subscribing for an Interest, a Partner will appoint the Investment Manager as his, her or its attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Fund as a limited partnership under Delaware law or signing all instruments effecting authorized changes in the Fund or the Limited Partnership Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund. This power of attorney, which will be contained in the Subscription Agreement, is a special power of attorney and is coupled with an interest in favor of the Investment Manager and as such will be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Partner granting the power of attorney. In addition, the power of attorney will survive the delivery of a transfer by a Partner of all or any portion of the Partner's Interest, except that when the transferee of the Interest or portion of the Interest has been approved by the Fund for admission to the Fund as a substitute Partner, or upon the withdrawal of a Partner from the Fund pursuant to a repurchase of Interests or otherwise, the power of attorney given by the transferor will terminate.

AMENDMENT OF THE LIMITED PARTNERSHIP AGREEMENT

The Limited Partnership Agreement may generally be amended, in whole or in part, with the approval of a majority of the Directors (including a majority of the Independent Directors, if required by the 1940 Act) and without the approval of the Partners unless the approval of Partners is required under the 1940 Act. However, certain amendments to the Limited Partnership Agreement involving capital accounts and allocations thereto may not be made without the written consent of each Partner materially adversely affected thereby or unless each Partner has received written notice of the amendment and any Partner objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to have all of its Interest repurchased by the Fund.

TERM, DISSOLUTION AND LIQUIDATION

The Fund shall be dissolved (i) upon the affirmative vote to dissolve the Fund by a majority of the Directors and Partners holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Partners, (ii) upon an election by the General Partner to dissolve the Fund or upon the withdrawal of the General Partner, unless (a) at such time there remains at least one general partner who elects to continue the business of the Fund or (b) both the Directors and Partners holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Partners elect (within 60 days of the event giving rise to the dissolution occurs) to continue the Fund or (iii) as otherwise required by operation of law.

In the event of the dissolution of the Master Fund, the Board will seek to act in the best interests of the Fund and the Partners in determining whether, for example, to invest its assets directly, rather than through the Master Fund, or to dissolve the Fund. The Master Fund shall be dissolved (i) upon the affirmative vote to dissolve the Master Fund by a majority of the Directors and Partners holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Partners, (ii) upon an election by the General Partner to dissolve the Master Fund or upon the withdrawal of the General Partner, unless
(a) at such time there remains at least one general partner who elects to continue the business of the Master Fund or (b) both the Directors and Partners holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Partners elect (within 60 days of the event giving rise to the dissolution occurs) to continue the Master Fund or (iii) as otherwise required by operation of law.

Any investor in the Master Fund, including the Fund or other feeder funds that invest in the Master Fund, also may, in connection with the dissolution and liquidation of such investor in the Master Fund, tender to the Master Fund for redemption all of such investor's interest in the Master Fund. In the event of such a tender for redemption, the Master Fund, subject always to the terms of its limited partnership agreement and the Master Fund's ability to liquidate sufficient Master Fund investments in an orderly fashion determined by the Master Fund's directors to be fair and reasonable to the Master Fund and all of the its limited partners (including the Fund), shall pay to such redeeming limited partner within 90 days the proceeds of such redemption, provided that such proceeds may be paid in cash, by means of in-kind distribution of Master Fund investments, or as a combination of cash and in-kind distribution of Master Fund investments.

Upon the occurrence of any event of dissolution of the Fund, the Board or the Investment Manager, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Investment Manager to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the Confidential Memorandum under the section titled "CAPITAL ACCOUNTS AND ALLOCATIONS."

Upon the liquidation of the Fund, its assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to Partners) including actual or anticipated liquidation expenses; (ii) next to repay debts, liabilities and obligations owing to the Partners; and (iii) finally to the Partners proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Partners in facilitating an orderly liquidation.

The Board may, in its sole discretion, and if determined to be in the best interests of the Partners, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in additional expenses to the Partners.

                               REPORTS TO PARTNERS

The Fund will furnish to Partners as soon as practicable after the end of each taxable year such information as is necessary for Partners to complete U.S. federal, state and local income tax or information returns, including a copy of Schedule K-1 of the Fund's federal income tax return for the fiscal year most recently ended, along with any other tax information required by law. In the event that the 1940 Act or the SEC in the future requires more frequent reporting, the Fund will comply with such additional reporting requirements.

The Fund will send to Partners a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Other reports from the Investment Manager regarding the Fund's operations may be sent to Partners as the Investment Manager deems necessary or appropriate. In the event that the 1940 Act or the SEC in the future requires more frequent reporting, the Fund will comply with such additional reporting requirements.

The reports described above may be delayed to some extent as the preparation of such reports is dependent upon the completion of the reports of each Advisor Fund in which the Fund invests, and, as a result, Partners may be forced to file an extension for their income tax returns.

                      ANTI-MONEY LAUNDERING CONSIDERATIONS

The Uniting and Strengthening America By Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the "USA PATRIOT Act"), signed into law on and effective as of October 26, 2001, requires that financial institutions establish and maintain compliance programs to guard against money laundering activities. The USA PATRIOT Act requires the Secretary of the Treasury ("Treasury") to prescribe regulations in connection with anti-money laundering policies of financial institutions. The Financial Crimes Enforcement Network ("FinCEN"), an agency of the Treasury, has announced that it is likely that such regulations would subject pooled investment vehicles such as the Fund to enact anti-money laundering policies. It is possible that there could be promulgated legislation or regulations that would require the Investment Manager or other service providers to the Fund, in connection with the establishment of anti-money laundering procedures, to share information with governmental authorities with respect to Partners. Such legislation and/or regulations could require the Fund to implement additional restrictions on the transfer of the Interests. The Investment Manager reserves the right to request such information as is necessary to verify the identity of a Partner and the source of the payment of subscription monies, or as is necessary to comply with any customer identification programs required by FinCEN and/or the SEC. The Fund may, in the event of delay or failure by the applicant to produce any information required for verification purposes, or for any other reason, in its sole and absolute discretion, refuse an investment in or transfer of Interests by any person or entity.

The Fund may require a detailed verification of each prospective investor's identity and the source of the payment of the subscription amount. The Fund may also require that this information be supplied by a prospective investor who did not supply such information when it subscribed for Interests. This information, and any other information supplied by a prospective investor or a Partner (each, an "Investor"), may be transmitted to any governmental agency that the Fund reasonably believes has jurisdiction (each, a "Governmental Authority"), without prior notice to the Investor, in order to satisfy any applicable anti-money laundering laws, rules or regulations to which the Fund is or may become subject, notwithstanding any confidentiality agreement to the contrary.

Depending on the circumstances of each Investor, a detailed verification might not be required where:

         (1) the applicant is a recognized financial institution which is regulated by a recognized regulatory authority and carries on business in a country listed in Schedule 3 Money Laundering Regulations (2003 Revision); or

         (2) the application is made through a recognized intermediary which is regulated by a recognized regulatory authority and carries on business in a country listed in Schedule 3, Money Laundering Regulations (2003 Revision). In this situation the Fund may rely on a written assurance from the intermediary that the requisite identification procedures on the applicant for business have been carried out.

These exceptions will only apply if the financial institution or intermediary referred to above is within a country recognized as having sufficient anti-money laundering regulations.

In attempting to verify an Investor's identity, the General Partner may request any information it deems necessary including, but not limited to, the Investor's legal name, current address, date of birth or date of formation (as applicable), information regarding the nature of the Investor's business, the locations in which the Investor transacts its business, proof as to the current good standing of the Investor in its jurisdiction of formation (if an entity), proof of identity (e.g., a driver's license, social security number or taxpayer identification number), and any other information the General Partner believes is reasonably necessary to verify the identity of the Investor. The General Partner may also request information regarding the source of the subscription amount including, but not limited to, letters from financial institutions, bank statements, tax records, audited financial statements and other information the General Partner believes is reasonably necessary to verify the source of the subscription amount.

The Fund may request that an Investor supply updated information regarding its identity or business at any time. The Fund may also request additional information regarding the source of any funds used to make additional contributions to the Fund. In the event of delay or failure by an Investor to produce any information required for verification purposes, the General Partner may refuse to accept a new or additional contribution. The General Partner may refuse a redemption of a Partner's Interest in the Fund or other transfer of funds if it believes such action is necessary in order to comply with its responsibilities under applicable law.

An Investor may be asked to indemnify and hold harmless the Fund, the General Partner, the Investment Manager and their respective Affiliates, including their officers, directors, members, partners, shareholders, managers, employees and agents (collectively, the "Fund and its Affiliates") from and against any loss, liability, cost or expense (including, but not limited to, attorneys' fees, taxes and penalties) which may result, directly or indirectly, from any misrepresentation or breach of any warranty, condition, covenant or agreement set forth in the Subscription Documents or any other document delivered by the Investor to the Fund or as a result of any violations of law committed by the Investor. Such Subscription Documents will further provide that the Fund and its Affiliates are not and shall not be liable for any loss, liability, cost or expense to the Investor resulting, directly or indirectly, from any action taken by the Fund and its Affiliates in making a good faith attempt to comply with the laws of any jurisdiction to which the Fund and its Affiliates are or become subject, including loss resulting from a failure to process any application for withdrawal if such information that has been required by the Fund and its Affiliates has not been provided by the Investor or if the Fund and its Affiliates believe in good faith that the processing thereof would violate applicable law. This indemnification provision shall be in addition to, and not in limitation of, any other indemnification provision applicable to the Fund and its Affiliates.

The Fund and its Affiliates hereby disclaim any and all responsibility for any action taken by them in a good faith attempt to comply with the applicable laws of any jurisdiction or at the direction of any Governmental Authority. Any and all losses incurred by an Investor in the Fund as a direct or indirect result of any action taken by the Fund and its Affiliates in a good faith attempt to comply with the applicable laws of any jurisdiction or at the direction of any Governmental Authority shall be the sole responsibility of the Investor without recourse to the Fund and its Affiliates.

                                   FISCAL YEAR

For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. For tax purposes, the Fund adopted the 12-month period ending December 31 of each year as its taxable year.

                       FUND ADVERTISING AND SALES MATERIAL

Advertisements and sales literature relating to the Fund and reports to shareholders may include quotations of investment performance. In these materials, the Fund's performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray the Fund's investment performance.

The Fund's investment performance will vary from time to time, and past results are not necessarily representative of future results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund's investment performance to the performance of recognized market indices and indices. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

                              FINANCIAL STATEMENTS

Financial statements for the Fund as well as a report by the Fund's Independent Registered Public Accounting Firm are available in the Fund's annual report to shareholders dated March 31, 2006 and incorporated by reference into this Statement of Additional Information.

                                                                      APPENDIX A



                            INDUSTRY CLASSIFICATIONS

A)   BASIC MATERIALS
      1) Chemicals
      2) Forest Products & Paper
      3) Iron/Steel
      4) Mining

B)   COMMUNICATIONS
      5) Advertising
      6) Internet
      7) Media
      8) Telecommunications

C)   CONSUMER, (CYCLICAL)
      9) Airlines
     10) Apparel
     11) Auto Manufacturers
     12) Auto Parts & Equipment
     13) Distribution/Wholesale
     14) Entertainment
     15) Food Service
     16) Home Builders
     17) Home Furnishings
     18) Housewares
     19) Leisure Time
     20) Lodging
     21) Office Furnishings
     22) Retail
     23) Storage/Warehousing
     24) Textiles
     25) Toys/Games/Hobbies

D)   CONSUMER, (NON-CYCLICAL)
     26) Agriculture
     27) Beverages
     28) Biotechnology
     29) Commercial Services
     30) Cosmetics/Personal Carte
     31) Food
     32) Healthcare-Products
     33) Healthcare-Services
     34) Household Products/Wares
     35) Pharmaceuticals

E)   DIVERSIFIED
     36) Holding Companies-Divers

F)   ENERGY
     37) Coal
     38) Energy-alternate Sources
     39) Oil & Gas
     40) Oil & Gas Services
     41) Pipelines

G)   FINANCIAL
     42) Banks
     43) Closed-end Funds
     44) Country Funds-Closed-end
     45) Diversified Financial Service
     46) Insurance
     47) Investment Companies
     48) REITS
     49) Real Estate
     50) Savings & Loans
     51) Venture Capital

H)   INDUSTRIAL
     52) Aerospace/Defense
     53) Building Materials
     54) Electrical Company & Equipment
     55) Electronics
     56) Engineering & construction
     57) Environmental Control
     58) Hand/Machine Tools
     59) Machinery - Construction & mining
     60) Machinery - Diversified
     61) Metal Fabricates/Hardware
     62) Miscellaneous Manufacture
     63) Packaging & Containers
     64) Shipbuilding
     65) Transportation
     66) Trucking & Leasing

I)   TECHNOLOGY
     67) Computers
     68) Office/Business Equipment
     69) Semiconductors
     70) Software

J)   UTILITIES
     71) Electric
     72) Gas
     73) Water

                      HATTERAS MULTI-STRATEGY FUND I, L.P.

                                     PART C

                                OTHER INFORMATION

Item 25.    Financial Statements and Exhibits

         (1)      Financial Statements:

         Independent Auditor's Report, Statement of Assets and Liabilities, and Notes to Financial Statements are incorporated by reference to Registrant's annual report dated March 31, 2006 on Form N-CSR.

         (2)               Exhibits:

         (a) (1) Amended and Restated Agreement of Limited Partnership is filed herewith.

         (a) (2) Certificate of Limited Partnership - previously filed on January 5, 2005.

         (b)               Not applicable.

         (c)               Not applicable.

         (d)               Refer to Exhibit (a)(1).

         (e)               Not applicable.

         (f)               Not applicable.

         (g)               Not applicable.

         (h) (1) RBC Dain Rauscher, Inc. Placement Agent Agreement is filed herewith.

         (h) (2) Morgan Stanley & Co. Placement Agent Agreement is filed herewith.

         (h) (3) The Strategic Financial Alliance, Inc. Placement Agent Agreement is filed herewith.

         (h) (4) Morgan Keegan & Co., Inc. Placement Agent Agreement is filed herewith.

         (i)               Not applicable.

         (j)               Custody Agreement is filed herewith.

         (k) (1) Administration, Fund Accounting and Recordkeeping Agreement is filed herewith.

         (k)               (2) Escrow Agreement is filed herewith.

         (k) (3) Form of Investor Servicing Agreement - previously filed on January 5, 2005.

         (k)               (4) Joint Insured Agreement - previously filed on
                           January 5, 2005.

         (k) (5) D&O/E&O Insurance Agreement - previously filed on January 5, 2005.

         (l)               Not applicable.

         (m)               Not applicable.

         (n)               Consent of Deloitte & Touche is filed herewith.

         (o)               Not applicable.

         (p)               Form of Subscription Agreement - previously filed on
                           January 5, 2005.

         (q)               Not applicable.

         (r)      (1)      Code of Ethics of the Registrant - previously filed
                           on March 31, 2005.

         (r)      (2)      Code of Ethics of Hatteras Investment Partners LLC -
                           previously filed on March 31, 2005.

         (r)      (3)      Code of Ethics of CapFinancial Partners, LLC -
                           previously filed on March 31, 2005.

         Item 26.    Marketing Arrangements

         Refer to Exhibits (h)(1) through (6).

         Item 27.    Other Expenses of Issuance and Distribution



          Blue Sky Fees                                                                 $2,085(1)
          ----------------------------------------------------------------------------- -----------------------------
          Accounting Fees and Expenses                                                  $7,500
          ----------------------------------------------------------------------------- -----------------------------
          Legal Fees and Expenses                                                       $75,000
          ----------------------------------------------------------------------------- -----------------------------
          Total                                                                         $84,585
          ----------------------------------------------------------------------------- -----------------------------

          (1) As of the commencement of operations of the Fund.



         Item 28. Persons Controlled by or Under Common Control with the Registrant

         The Board of Directors of the Fund and the Master Fund is identical to the Board of Directors of certain other pooled investment vehicles ("Other Funds") advised by the Investment Adviser. In addition, the officers of the Other Funds are substantially identical. Nonetheless, the Master Fund takes the position that it is not under common control with the Other Funds since the power residing in the respective boards and officers arises as a result of an official position with the Other Funds.

         Item 29.    Number of Holders of Securities

         Set forth below is the number of record holders as of June 30, 2006, of each class of securities of the Registrant:


------------------------------------------------------------ ---------------------------------------------------------
                           Title of Class                                    Number of Record Holders
------------------------------------------------------------ ---------------------------------------------------------
Limited Partnership Interests                                                          287
------------------------------------------------------------ ---------------------------------------------------------


         Item 30.    Indemnification

         Section 3.8 of the Registrant's Amended and Restated Agreement of Limited Partnership states as follows:

(a) To the fullest extent permitted by law, the Partnership will, subject to
Section 3.8(c) of this Agreement, indemnify each General Partner (including for this purpose each officer, director, member, Partner, principal, employee or agent of, or any Person who controls, is controlled by or is under common control with, a General Partner (including, without limitation, Hatteras Investment Partners LLC) or Partner of a General Partner and their executors, heirs, assigns, successors or other legal representatives) and each Director (and his executors, heirs, assigns, successors or other legal representatives) (each such Person being referred to as an "indemnitee") against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been a General Partner or Director of the Partnership, or the past or present performance of services to the Partnership by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense has been finally determined in a judicial decision on the merits from which no further right to appeal may be taken in any such action, suit, investigation or other proceeding to have been incurred or suffered by the indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee's office. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The rights of indemnification provided under this
Section 3.8 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. Federal securities laws which, under certain circumstances, impose liability even on Persons that act in good faith) to the extent (but only to the extent) that indemnification would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 3.8.

(b) Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the Partnership in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to the Partnership amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 3.8(a) of this Agreement, so long as
(1) the indemnitee provides security for the undertaking, (2) the Partnership is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee's failure to fulfill his, her or its undertaking, or (3) a majority of the Independent Directors (excluding any Director who is either seeking advancement of expenses under this Agreement or is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses under this Agreement) or independent legal counsel in a written opinion determines, based on a review of readily available facts (as opposed to a full trial-type inquiry), that reason exists to believe that the indemnitee ultimately will be entitled to indemnification.

(c) As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to the Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee's office, indemnification will be provided in accordance with
Section 3.8(a) of this Agreement if (1) approved as in the best interests of the Partnership by a majority of the Independent Directors (excluding any Director who is either seeking indemnification under this Agreement or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Agreement) upon a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of the Partnership and that the indemnitee is not liable to the Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee's office, or
(2) the Directors secure a written opinion of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry), to the effect that indemnification would not protect the indemnitee against any liability to the Partnership or its Partners to which the indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee's office.

(d) Any indemnification or advancement of expenses made in accordance with this
Section 3.8 will not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to the Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee's office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.8, it will be a defense that the indemnitee has not met the applicable standard of conduct described in this Section 3.8. In any suit in the name of the Partnership to recover any indemnification or advancement of expenses made in accordance with this Section 3.8, the Partnership will be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken. In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 3.8, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.8 will be on the Partnership (or any Partner acting derivatively or otherwise on behalf of the Partnership or its Partners).

(e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.8 or to which he, she or it may otherwise be entitled except out of the assets of the Partnership, and no Partner will be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f) The rights of indemnification provided in this Section 3.8 will not be exclusive of or affect any other rights to which any Person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.8 will affect the power of the Partnership to purchase and maintain liability insurance on behalf of any General Partner, any Director, the Investment Manager or other Person.

(g) The General Partner may enter into agreements indemnifying Persons providing services to the Partnership to the same, lesser or greater extent as set out in this Section 3.8.


         Item 31.    Business and Other Connections of the Investment Manager

         Information as to the directors and officers of Hatteras Investment Partners LLC, the Registrant's investment adviser (the "Investment Manager"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Investment Manager in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-62608) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

         A description of any other business, profession, vocation, or employment of a substantial nature in which the Investment Manager, and each director, executive officer, managing member or partner of the Investment Manager, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Commission (File No. 801-62608), and is incorporated herein by reference.

         Item 32.    Location of Accounts and Records

         The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are kept at the following locations:

         Hatteras Investment Partners
         8816 Six Forks Road, Suite 107
         Raleigh, North Carolina 27615

         UMB Fund Services, Inc.
         803 West Michigan Street, Suite A
         Milwaukee, WI 53233

         and

         UMB Fund Services, Inc.
         Rose Tree Corporate Center, Building 1
         1400 N Providence Road, Suite 200
         Media, PA 19063-2043

         UMB Bank, N.A.
         1010 Grand Boulevard
         Kansas City, MO 64106

         Item 33.    Management Services

         Not applicable

         Item 34.    Undertakings

         Not applicable

                                   SIGNATURES

         Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Raleigh in the state of North Carolina on the 20th day of September, 2006.

                  HATTERAS MULTI-STRATEGY FUND I, L.P.

                  By:  Hatteras Investment Management LLC, its General Partner

                  By:  /s/David B. Perkins
                     -----------------------------------------------
                       Name: David B. Perkins
                       Title:  Managing Member

                                  EXHIBIT INDEX

(a)(1) Amended and Restated Agreement of Limited Partnership

(h)(1) RBC Dain Rauscher, Inc. Placement Agent Agreement

(h)(2) Morgan Stanley & Co. Placement Agent Agreement

(h)(3) The Strategic Financial Alliance, Inc. Placement Agent Agreement

(h)(4) Morgan Keegan & Co., Inc. Placement Agent Agreement

(j) Custody Agreement

(k)(1) Administration, Fund Accounting and Recordkeeping Agreement

(k)(2) Escrow Agreement

(n) Consent of Deloitte & Touche